AMENDED AND RESTATED
FACILITY B CREDIT AGREEMENT

This AMENDED AND RESTATED FACILITY B CREDIT AGREEMENT is entered into as of May 13, 1996, among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, as letter of credit issuing bank and as agent for the Banks.

WHEREAS, the Company, the Existing Banks and BofA as letter of credit issuing bank and as agent for the Existing Banks entered into a Facility B Credit Agreement dated as of May 22, 1995 (the "Original Facility B Credit Agreement");

WHEREAS, the Company, the Agent and the Existing Banks, except for the Departing Bank, desire to enter into this Agreement to amend and restate the Original Facility B Credit Agreement and the Documentation Agent and the Banks desire to become parties to this Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Company, the Agent and the Existing Banks, except for the Departing Bank, hereby amend and restate the Original Facility B Credit Agreement in its entirety and, together with the Documentation Agent and the Banks that are not Existing Banks, hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1. Certain Defined Terms.

The following terms have the following meanings:
 "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests or equity of any Person or otherwise causing any Person, to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

"Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

"Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 10.9.

"Agent-Related Persons" means BofA, BofA as agent under the Original Facility B Credit Agreement, and any successor agent arising under Section 10.9 and any successor letter of credit issuing bank or Swingline Bank hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

"Agent's Payment Office" means the address for payments set forth on Schedule
11.2 in relation to the Agent, or such other address as the Agent may from time to time specify.

"Aggregate Commitment" means the combined Commitments of the Banks, as such amount may be increased or reduced from time to time pursuant to this Agreement.

"Agreement" means this Amended and Restated Facility B Credit Agreement.

"Annual Timber Increase" and "Annual Timber Decrease" have the meanings specified in Section 8.4.

"Applicable Margin" means, in respect of all Loans outstanding on any date
(A) 2.5% for Offshore Rate Loans and 1.5% for Base Rate Loans from the Closing Date through the earlier of (x)

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December 31, 1996, or (y) the receipt
by the Company of Equity Proceeds of at least $ 125,000,000 and repayment in full of the Bridge Term Loan; and (B) thereafter, (x) if the Company has received Equity Proceeds of at least $125,000,000 by December 31, 1996, 2.5% for Offshore Rate Loans and 1.5% for Base Rate Syndicated Loans until the repayment in full of the Bridge Term Loan, after which the Applicable Margin shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below; or (y) if the Company has not received Equity Proceeds of at least $125,000,000 by December 31, 1996, 3.5% for Offshore Rate Loans and 2.5% for Base Rate Loans until delivery of financial reports pursuant to subsections 6.1(a) or (b) and the certificate delivered pursuant to subsection 6.2(b) with respect to a fiscal quarter as of which the Total Debt to Cash Flow Ratio is equal to or less than 4.0 to 1.0, after which the Applicable Margin shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below.



Total Debt to Cash Flow Ratio at End of Fiscal Quarter

Applicable Margin


Offshore
Rate Loans
Base
Rate Loans

Less than or equal to 3.50 to 1.00
1.6250%
0.6250%

Greater than 3.50 to 1.00 but less
than or equal to 4.00 to 1.00

2.0000%

1.0000%

Greater than 4.00 to 1.00 but less
than or equal to 4.50 to 1.00

2.2500%
1.2500%

Greater than 4.50 to 1.00
2.5000%
1.5000%


For all periods that the Applicable Margin is based upon the foregoing chart, the Applicable Margin for each fiscal quarter shall be calculated in reliance on the financial reports delivered pursuant to

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subsections 7.1(a)
and (b) and the certificate delivered with respect thereto pursuant to subsection 7.2(b) with respect to the fiscal quarter ending immediately before the fiscal quarter in question (e.g., June 30 financials determine the Applicable Margin for the fiscal quarter beginning July 1). As such financial reports and certificate are not required to be delivered hereunder until 60 days (or 90 days in the case of fiscal year-end financial reports) after the end of the applicable fiscal quarter, the Applicable Margin for each fiscal quarter that the Applicable Margin is based upon the foregoing chart shall be assumed for interim calculation and collection purposes, until delivery of such financial reports and certificate, to be the same as for the immediately preceding fiscal quarter. If such financial reports and certificate are delivered before the beginning of the next succeeding fiscal quarter, then the Applicable Margin will be adjusted retroactively to the beginning of the fiscal quarter in question. If the Company fails to deliver such financial reports and certificate to the Agent for any fiscal quarter by the beginning of the next succeeding fiscal quarter (e.g., by October 1 for the fiscal quarter ending June 30), then the Applicable Margin for the following fiscal quarter (e.g., October 1 through December 31) shall be assumed for interim calculation and collection purposes, until delivery of such financial reports and certificates, to be the Applicable Margin applicable to the next higher Total Debt to Cash Flow Ratio; thus, if the Applicable Margin had previously been 2.0% for Offshore Rate Loans and 1.0% for the Base Rate Syndicated Loans and Swingline Loans, a failure to deliver quarterly financials by the first day of the next fiscal quarter would cause the Applicable Margin to be 2.25% and 1.25%, respectively, until such delivery. Upon delivery of such delinquent financial reports and certificate, the Applicable Margin will be adjusted retroactively to the beginning of the immediately preceding fiscal quarter, with any payment adjustments being made pursuant to Section 2.16. Whether or not the Applicable Margin is based upon the foregoing chart, the Applicable Margin shall be adjusted automatically as to all Loans then outstanding (without regard to the timing of Interest Periods) as of the effective date of any change in the Applicable Margin.

"Arranger" means BA Securities, Inc., a Delaware corporation.

"Assignee" has the meaning specified in subsection 11.8(a).

"Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all disbursements of internal counsel.

"Available Cash" means, with respect to any fiscal quarter and without duplication: (a) the sum of:

(i) all cash receipts of the Company during such fiscal quarter from all sources;

(ii) any reduction with respect to such fiscal quarter in a cash reserve (other than an SAU Reserve (as defined in the Master Partnership Agreement)) previously established pursuant to clause (b)(ii) below (either by reversal or utilization) from the level of such reserve at the end of the prior fiscal quarter; and

(iii) the amount available to be borrowed on the last day of such fiscal quarter under this Agreement but only so long as the conditions relating to a Borrowing set forth in subsections 5.2(b) and (c) would be satisfied or waived on such date;

(b) less the sum of:

(i) all cash disbursements of the Company during such fiscal quarter, including, without limitation, disbursements for operating expenses (including, without limitation, the amounts described in the second sentence of Section 8.7), taxes, if any, debt service (including, without limitation, the payment of principal, premium and interest), redemption of Partnership Interests (as defined in the Company Partnership Agreement), capital expenditures and cash distributions to Partners (as defined in the Company Partnership Agreement) (but only to the extent that such cash distributions to Partners exceed Available Cash for the immediately preceding fiscal quarter); and

(ii) any cash reserves established with respect to such fiscal quarter, and any increase with respect to such fiscal quarter in a cash reserve established pursuant to this clause (b)(ii) from the level of such reserve at the end of the prior fiscal quarter, in such amounts as the Managing General Partner determines in its reasonable discretion to be necessary or appropriate (A) to provide for the proper conduct of the business of the Company (including, without limitation, reserves for future capital expenditures and those established with respect to the Obligations hereunder, the "Obligations" under and as defined in the Facility A Credit Agreement, and the Senior Notes), provided that the reserves established during such fiscal quarter pursuant to this clause (b)(ii) shall include an amount not less than (x) 50% of the aggregate amount of all interest in respect of the Senior Notes to be paid on the interest payment date immediately following such fiscal quarter, (y) 100% of the aggregate amount of all accrued and unpaid interest in respect of the Loans and Facility A Loans on the date of determination, and (z) 25% of the aggregate amount of all principal in respect of the Senior Notes scheduled to be paid during the nine calendar month period immediately following such fiscal quarter, (B) to establish or add to an SAU Reserve in accordance with the Master Partnership Agreement,
(C) to provide funds for distributions to the Partners in respect of any one or more of the next four fiscal quarters or (D) because the distribution of such amounts would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company is a party or by which it is bound or its assets are subject.

Taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Partners (as defined in the Company Partnership Agreement) shall not be considered cash disbursements of the Company that reduce Available Cash, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the Managing General Partner, such taxes (if pertaining to all Partners) may be considered to be cash disbursements of the Company which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

"Bank" has the meaning specified in the introductory clause hereto. References to the

"Banks" shall include BofA, including in its capacity as the Issuing Bank and the Swingline Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as the Issuing Bank or the Swingline Bank, its status as such will be specifically referenced.

"Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.
Section 101, et seq.).

"Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

"Base Rate Syndicated Loan" means a Syndicated Loan or an L/C Advance that bears interest based on the Base Rate.

"BofA" means Bank of America National Trust and Savings Association, a national banking association.

"Borrowing" means a borrowing hereunder consisting of Syndicated Loans of the same Type made to the Company on the same day by the Banks, or a Swingline Loan or Loans made to the Company on the same day by the Swingline Bank, in each case pursuant to Article II, and, other than in the case of Base Rate Syndicated Loans and Swingline Loans, having the same Interest Period.

"Borrowing Date" means any date on which a Borrowing occurs under Section 2.3 and

2.10.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Portland, Oregon, New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

"Capital Additions and Improvements" means (a) additions or improvements to the capital assets owned by the Company or any of its Subsidiaries or (b) the acquisition of existing or the construction of new capital assets (including, without limitation, timberlands and timber processing and manufacturing facilities and related assets) made to increase the Operating Capacity of the Company and its Subsidiaries, taken as a whole, from the Operating Capacity of the Company and its Subsidiaries, taken as a whole, existing immediately prior to such addition, improvement, acquisition or construction.

"Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

"Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of (i) in the case of L/C Obligations, the Agent, the Issuing Bank and the Banks, and (ii) in the case of Offshore Rate Loans, the Agent and the Banks, in each case as collateral for the L/C Obligations or the Offshore Rate Loans, as the case may be, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and, if applicable, the Issuing Bank (which documents are hereby consented to by the Banks). The Company hereby grants to the Agent, for the benefit of (i) the Agent, the Issuing Bank and the Banks in the case of L/C Obligations, and (ii) the Agent and the Banks in the case of the Offshore Rate Loans, a security interest in all such cash and deposit account balances. Derivatives of such term shall have corresponding meaning. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

"Cash Coverage Ratio" means the ratio of (a) EBITDA, plus the Net Proceeds from the sale or other disposition of assets permitted under subsections 8.2(a), (b), (c), (d) or (f)(ii)(C) to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions, plus any decreases and minus any increases to the reserves described in clauses (c)(i), (ii) and (iii) of the definition of Cash Provided by Operating Activity, plus any decreases and minus any increases in the amount available to be borrowed under the Working Capital Facility at the end of the relevant period, minus capital expenditures (excluding capital expenditures financed with Indebtedness incurred for such purpose concurrently with or within 20 days after such capital expenditures), to (b) cash distributions to partners, plus interest expense, plus all payments of principal or Indebtedness other than the Working Capital Facility. All such calculations shall be on a consolidated basis for the Company and its Subsidiaries and shall be based upon the four fiscal quarter period ending on the last day of the most recent fiscal quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) have been delivered.

"Cash Flow" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) have been delivered: (i) EBITDA for such period; (ii) plus the Net Proceeds from the sale or other disposition of assets permitted under subsections 8.2(a), (b), (c), (d) or
(f)(ii)(C) during such period, to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions; (iii) plus or minus, as applicable, in connection with any timberlands acquired by the Company with the proceeds of Indebtedness within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such timberlands been owned by the Company for such period, as certified (in a certificate containing such detail as the Required Banks may reasonably request) by the Chief Financial

Officer of the Company
based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow account pursuant to Section 8.4.

"Cash Provided by Operating Activity" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending as of the last day of the most recent fiscal quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) have been delivered:

(a) the sum of all cash receipts of the Company and its Subsidiaries during such period (excluding any cash proceeds from any Interim Capital
Transactions),

(b) less the sum of:

(i) all cash operating expenditures of the Company and its Subsidiaries during such period, including, without limitation, taxes, if any, and amounts owed to the Master Partnership for management services rendered to the Company for which the Master Partnership is obligated to reimburse the Managing General Partner or the Special General Partner pursuant to Section
6.4 of the Master Partnership Agreement,

(ii) all cash debt service payments of the Company and its Subsidiaries during such period (other than payments or prepayments of principal and premium (A) required by reason of loan agreements (including, without limitation, covenants and default provisions therein) or by lenders, in each case in connection with sales or other dispositions of assets or (B) made in connection with refinancings or refundings of indebtedness with the proceeds from new indebtedness or from the sale of equity interests, provided, that any payment or prepayment of principal and premium, whether or not then due, shall be deemed, at the election and in the discretion of the Managing General Partner, to be refunded or refinanced by any indebtedness incurred or to be incurred by the Company or any of its Subsidiaries simultaneously with or within 180 days prior to or after such payment or prepayment to the extent of the principal amount of such indebtedness so incurred), and

(iii) all cash capital expenditures of the Company and its Subsidiaries during such period, including, without limitation, cash capital expenditures made in respect of Maintenance Capital Expenditures, but excluding (A) cash capital expenditures made in respect of Operating Capacity Acquisitions and Capital Additions and Improvements and (B) cash expenditures made in payment of transaction expenses relating to Interim Capital Transactions,

(c) less any additions and plus any reductions to the following reserves during such period:

(i) any cash reserves of the Company and its Subsidiaries that the Managing General Partner deems in its reasonable discretion to be necessary or appropriate to provide for the future cash payment of items of the type referred to in clauses (b)(i) through (iii) above including, without limitation, those reserves established with respect to the Obligations hereunder, the "Obligations" under and as defined in the Facility A Credit Agreement, and the Senior Notes and as set forth in clause (b)(ii)(A) of the definition of "Available Cash",

(ii) any amounts held in the SAU Reserve (as defined in the Master Partnership Agreement), and

(iii) any other cash reserves of the Company and its Subsidiaries that the Managing General Partner deems in its reasonable discretion to be necessary or appropriate to provide funds for distributions with respect to Units (as defined in the Master Partnership Agreement), any general partner interests in the Master Partnership and any Partnership Interests in respect of any one or more of the next four fiscal quarters, all as determined on a consolidated basis with respect to the Company and its Subsidiaries and after taking into account the Managing General Partner's interest therein attributable to its general partner interest in the Company. Where cash capital expenditures are made in part in respect of Operating

Capacity Acquisitions or Capital
Additions and Improvements and in part for other purposes, the Managing General Partner's good faith allocation thereof between the portion made for Operating Capacity Acquisitions or Capital Additions and Improvements and the portion made for other purposes shall be conclusive. Taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash operating expenditures of the Company that reduce Cash Provided by Operating Activity, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the Managing General Partner, such taxes (if pertaining to all Partners) may be considered to be cash operating expenditures of the Company which reduce Cash Provided by Operating Activity, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

"CERCLA" has the meaning specified in the definition of "Environmental Laws."

"Closing Date" means the date on which all conditions precedent set forth in
Section 5.1 are satisfied or waived by all Banks (or, in the case of subsection 5.1(e), waived by the Person entitled to receive such payment).

"Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

"Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Company in or upon which a Lien now or hereafter exists in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement or under any other documents executed by any such Person and delivered to the Agent or the Banks.

"Collateral Documents" means, collectively, the Security Agreement, and all other security agreements, and other similar agreements between the Company and the Banks or the Agent for the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against the Company as debtor in favor of the Banks or the Agent for the benefit of the Banks as secured party.

"Commitment", as to each Bank, has the meaning specified in subsection 2.1.

"Commitment Fee Percentage" means a rate per annum equal to 0.50%.

"Company" has the meaning specified in the introductory clause hereto.

"Company's Knowledge" shall mean the actual knowledge of any Person holding an office of divisional manager of the Company or any Person holding an office senior to a divisional manager including, without limitation, any senior executive or officer of the Company.

"Company Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Company dated as of December 22, 1994, between the Managing General Partner and the Master Partnership.

"Compliance Certificate" means a certificate substantially in the form of Exhibit C.

"Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation");
(b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if undeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

"Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

"Conversion/Continuation Date" means any date on which, under Section 2.4, the Company (a) converts Syndicated Loans of one Type to another Type, or (b) continues as Syndicated Loans of the same Type, but with a new Interest Period, Syndicated Loans having Interest Periods expiring on such date.

"Conversion Facilities" means, collectively, those assets of the Company consisting of six lumber mills in the States of Oregon, Idaho and Montana, and the plywood facility and remanufacturing facility in the State of Oregon.

"CPI" means the Consumer Price Index For All Urban Consumers (CPI-U), All Cities, (1982-84 equals 100), as published by the U.S. Department of Labor, Bureau of Labor Statistics, or any successor publication. If the CPI should hereafter be changed, then the new base shall be converted to the 1982-84 base and the base so converted shall be used.

"Credit Extension" means and includes (a) the making of any Syndicated Loans or Swingline Loans hereunder, including any conversion or continuation thereof, and (b) the Issuance of any Letters of Credit hereunder.

"Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

"Departing Bank" means AgAmerica, FCB.

"Designated Acres" means up to an aggregate during the term of this Agreement of 50,000 acres owned by the Company which (based on the good faith determination of, and as certified to the Agent and the Banks in writing by, a Responsible Officer that such acres have at the time such determination is made a higher value as recreational, commercial, residential, grazing or agricultural property than for timber production) may reasonably be designated by the Managing General Partner at the time of the sale thereof as constituting Designated Acres.

"Documentation Agent" means ABN AMRO Bank, N.V., in its capacity as documentation agent for the Banks.

"Dollars", "dollars" and "$" each mean lawful money of the United States.

"EBITDA" means, as measured quarterly on the last day of each fiscal quarter for the four fiscal quarter period then ending, and determined in accordance with GAAP for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) consolidated net income (or net loss) for such period, plus (ii) all amounts treated as expenses for depreciation, depletion and interest and the amortization of intangibles of any kind to the extent included in the determination of such consolidated net income (or loss), plus
(iii) all accrued taxes on or measured by income to the extent included in the determination of such consolidated net income (or loss); provided, however, that consolidated net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

"Effective Amount" means (i) with respect to any Syndicated Loans or Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments thereof occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

"Effective Date" has the meaning specified in Section 8.4.

"Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank,
(B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

"Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for (i) violation of any Environmental Law, or (ii) release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or (iii) damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases of any Hazardous Material at, in, or from property, whether or not owned by the Company.

"Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety, natural resource and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the Endangered Species Act and similar state laws.

"Equity Issuance" means issuance of equity in consequence of a primary offering by the Master Partnership.

"Equity Proceeds" means proceeds contributed to the Company by the Master Partnership from an Equity Issuance calculated net of fees and expenses.

"ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

"ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or 414(c) of the Code.

"ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by the Company or any ERISA Affiliate to make required contributions to a Pension Plan or other Plan subject to Section 412 of the Code; (e) an event or condition which might reasonably be expected to constitute grounds under

Section 4042 of ERISA for
the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company; or (g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

"Escrow Agreement" means an agreement or agreements entered into by the Company pursuant to subsections 8.2(f) or 8.4, substantially in the form of Exhibit G.

"Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

"Event of Default" means any of the events or circumstances specified in
Section 8.1.

"Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

"Existing Banks" means, collectively, BofA, ABN AMRO Bank, N.V., Societe Generale, Wells Fargo Bank, N.A., Banque Paribas, Union Bank of California, N.A. (as successor to The Bank of California, N.A.), Key Bank of Washington and AgAmerica, FCB.

"Existing Timberlands" has the meaning specified in Section 8.4.

"Facility A Credit Agreement" means the Amended and Restated Credit Agreement dated as of the date hereof between the Company, the Banks, the Documentation Agent and the Agent.

"Facility A Loan" means a "Loan" as defined in the Facility A Credit
Agreement.

"FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

"Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

"Fee Letters" means the letter agreement between the Company, the Documentation Agent, the Arranger and the Agent, dated April 3, 1996, as supplemented by a letter agreement between the Agent and the Company of even date herewith, and the fee letter between the Company, the Arranger and the Agent, dated April 3, 1996.

"FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

"Fremont" means Fremont Timber, Inc., a Delaware corporation.

"GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

"Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

"Hazardous Materials" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any

Environmental Law as a pollutant,
contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

"Honor Date" has the meaning specified in subsection 3.3(b).

"HS Corp." means HS Corp. of Oregon, an Oregon corporation.

"Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above.

"Indemnified Liabilities" has the meaning specified in Section 11.5.

"Indemnified Person" has the meaning specified in Section 11.5.

"Independent Auditor" has the meaning specified in subsection 7.1(a).

"Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

"Interest Expense" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsection 7.1(a) and a certificate pursuant to subsection 7.2(b) have been delivered: (a) the interest expense of the Company and its Subsidiaries, plus (b) the additional interest expense that would have accrued on the Indebtedness incurred to acquire the timberlands described in clause (iii) of the definition of "Cash Flow" had such Indebtedness been outstanding for the full four fiscal quarter period, based upon the interest rate applicable on such date of determination to such Indebtedness (unless a higher interest rate is scheduled to apply during the next four fiscal quarters, in which case such higher interest rate shall be employed for such portion of the prior four fiscal quarters as is scheduled to apply during the next four fiscal quarters).

"Interest Payment Date" means, (a) with respect to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan, (b) with respect to any Base Rate Syndicated Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Syndicated Loan, and (c) with respect to any Swingline Loan, the Business Day agreed upon by the Company and the Swingline Bank, which will not be later than the fourteenth Business Day following the Borrowing Date thereof or, if sooner, the Revolving Termination Date; provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

"Interest Period" means, as to any Offshore Rate Loan, the period commencing on the

Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in the Notice of Borrowing or Notice of Conversion/Continuation; provided that:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date. "Interim Capital Transactions" means (a) borrowings, refinancings or refundings of indebtedness and sales of debt securities (other than for working capital purposes and other than for items purchased on open account in the ordinary course of business) by the Company, (b) sales of equity interests by the Company, and (c) sales or other voluntary or involuntary dispositions of any assets of the Company (other than (x) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business, including the exchange of timber or real property for other timber or real property, to the extent that the timber or real property received in exchange is of equal or greater value, or the sale of timber or real property, to the extent the proceeds from which are invested within 180 days in other timber or real property (including such investments not consummated during such 180 days if a binding agreement for such investment is completed within 90 days after the expiry of such 180 day period), (y) sales or other dispositions of assets to the extent the proceeds from which do not exceed cash expenditures by the Company for the purchase of timber or real property during the preceding 90 days (excluding any purchase to the extent financed by a Loan), and (z) sales or other dispositions of assets as a part of normal retirements or replacements).

"Investment Policy" means the Investment Policy of the Company as attached hereto as Schedule 1.1 (without giving effect to any later amendments thereto unless such amendments are approved in writing by the Required Banks).

"IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions.

"Issuance Date" has the meaning specified in subsection 3.1(a)."

"Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and

"Issuance" have corresponding meanings.

"Issuing Bank" means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under subsection 10.1(b) or Section 10.9.

"Joint Venture" means a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

"L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

"L/C Amendment Application" means an application form for amendment of outstanding standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

"L/C Application" means an application form for issuances of standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing
Bank shall request.

"L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Syndicated Loans under subsection 3.3(c).

"L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $10,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.7; provided that the L/C Commitment is a part of the Aggregate Commitment, rather than a separate, independent commitment.

"L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

"L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

"Lending Office" means, as to any Bank and the Swingline Bank, the office or offices of such Bank and the Swingline Bank specified as its "Lending Office" or "Domestic Lending Office" or

"Offshore Lending Office", as the case may be, on Schedule 11.2, or such other office or offices as such Bank or the Swingline Bank may from time to time notify the Company and the Agent.

"Letters of Credit" means any standby letters of credit Issued by the Issuing Bank pursuant to Article III.

"Letter of Credit Rate" means (A) 2.5% from the Closing Date through the earlier of (x) December 31, 1996, or (y) the receipt by the Company of Equity Proceeds of at least $125,000,000 and repayment in full of the Bridge Term Loan (as defined in the Facility A Credit Agreement); and (B) thereafter, (x) if the Company has received Equity Proceeds of at least $125,000,000 by December 31, 1996, 2.5% until the repayment in full of the Bridge Term Loan (as defined in the Facility A Credit Agreement), after which the Letter of Credit Rate shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below; or (y) if the Company has not received Equity Proceeds of at least $125,000,000 by December 31, 1996, 3.5% until delivery of financial reports pursuant to subsections 6.1(a) or (b) and the certificate delivered pursuant to subsection 6.2(b) with respect to a fiscal quarter as of which the Total Debt to Cash Flow Ratio is equal to or less than 4.0 to 1.0, after which the Letter of Credit Rate shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below.

Total Debt to Cash Flow Ratio
     at End of Fiscal Quarter
Letter of
Credit Rate

Less than or equal to 3.50 to 1.00
1.6250%

Greater than 3.50 to 1.00 but less
than or equal to 4.00 to 1.00
2.0000%

Greater than 4.00 to 1.00 but less
than or equal to 4.50 to 1.00

2.2500%

Greater than 4.50 to 1.00
2.5000%


For all periods that the Letter of Credit Rate is based upon the foregoing chart, the Letter of Credit Rate for each fiscal quarter shall be calculated in reliance on the financial reports delivered pursuant to subsections 7.1(a) and (b) and the certificate delivered with respect thereto pursuant to subsection 7.2(b) with respect to the fiscal quarter ending immediately before the fiscal quarter in question (e.g., June 30 financials determine the Letter of Credit Rate for the fiscal quarter beginning July 1). As such financial reports and certificate are not required to be delivered hereunder until 60 days (or 90 days in the case of fiscal year-end financial reports) after the end of the applicable fiscal quarter, the Letter of Credit Rate for each fiscal quarter that the Letter of Credit Rate is based upon the foregoing chart shall be assumed for interim calculation and collection purposes, until delivery of such financial reports and certificate, to be the same as for the immediately preceding fiscal quarter. If such financial reports and certificate are delivered before the beginning of the next succeeding fiscal quarter, then the Letter of Credit Rate will be adjusted retroactively to the beginning of the fiscal quarter in question. If the Company fails to deliver such financial reports and certificate to the Agent for any fiscal quarter by the beginning of the next succeeding fiscal quarter (e.g., by October 1 for the fiscal quarter ending June 30), then the Letter of Credit Rate for the following fiscal quarter (e.g., October 1 through December 31) shall be assumed for interim calculation purposes, until delivery of such financial reports and certificate, to be the Letter of Credit Rate applicable to the next higher Total Debt to Cash Flow Ratio; thus if the Letter of Credit Rate had previously been 2.25%, a failure to deliver quarterly financials by the first day of the next fiscal quarter would cause the Letter of Credit Rate to be 2.50% until such delivery. Upon delivery of such delinquent financial reports and certificate, the Letter of Credit Rate will be adjusted retroactively to the beginning of the immediately preceding fiscal quarter, with any payment adjustments being made pursuant to Section
2.16. Whether or not the Letter of Credit Rate is based upon the foregoing chart, the Letter of Credit Rate shall be adjusted automatically as to all Letters of Credit then outstanding as of the effective date of any change in the Letter of Credit Rate.

"Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

"Loan" means an extension of credit by a Bank or the Swingline Bank, as the case may be, to the Company under Article II or Article III in the form of a Syndicated Loan, a Swingline Loan or L/C Advance.

"Loan Documents" means this Agreement, any Notes, the Collateral Documents, the Fee Letters, the L/C-Related Documents, and all other documents delivered to the Agent or any Bank in connection herewith or therewith; provided that, Loan Documents shall not include the Facility A Credit Agreement and any exhibits thereto that are not also exhibits to this Agreement.

"Maintenance Capital Expenditures" means cash capital expenditures made to maintain, up to the level thereof that existed at the time of such expenditure, the Operating Capacity of the capital assets of the Company and its Subsidiaries, taken as a whole, as such assets existed at the time of such expenditure and shall, therefore, not include cash capital expenditures made in respect of Operating Capacity Acquisitions, and Capital Additions and Improvements. Where cash capital expenditures are made in part to maintain the Operating Capacity level referred to in the immediately preceding sentence and in part for other purposes, the Managing General Partner's good faith allocation thereof between the portion used to maintain such Operating Capacity level and the portion used for other purposes shall be conclusive.

"Managing General Partner" means Crown Pacific Management Limited
Partnership, a Delaware limited partnership and (i) the sole general partner of the Company and (ii) the sole managing general partner of the Master Partnership, and any successor general partner of the Company or managing general partner of the Master Partnership, as applicable.

"Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

"Master Partnership" means Crown Pacific Partners, L.P., a Delaware limited partnership.

"Master Partnership Agreement" means the Amended Restated Agreement of Limited Partnership of the Master Partnership dated as of December 22, 1994, between the Managing General Partner, the Special General Partner and the limited partners party thereto.

"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole or the Master Partnership; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Company of any Loan Document or (ii) the protection or priority of any Lien granted under any of the Collateral Documents. .

"MGP General Partners" means, collectively, Fremont and HS Corp., the sole general partners of the Managing General Partner, and any successor general partner of the Managing General Partner.

"MGP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Managing General Partner dated as of December 1, 1994, between the MGP General Partners and the limited partners party thereto.

"Net Proceeds" means, as to any disposition of assets by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such disposition excluding amounts payable to such Person or any Affiliate of such person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the asset which is the subject of such disposition.

"1995 Facility A Credit Agreement" means the Amended and Restated Credit Agreement among the Company, the Existing Banks and BofA as agent for the Existing Banks, dated as of May 22, 1995.

"1994 Senior Notes" means those certain senior promissory notes in the aggregate principal amount of $275,000,000 issued and sold pursuant to the 1994 Senior Note Agreement.

"1995 Senior Notes" means those certain senior promissory notes in the aggregate principal amount of $25,000,000 issued and sold pursuant to the 1995 Senior Note Agreement.

"1994 Senior Note Agreement" means the Note Agreement dated as of December 1, 1994, providing for the issuance and sale by the Company of the 1994 Senior Notes to the purchasers listed in the schedule of purchasers attached thereto as Schedule I.

"1995 Senior Note Agreement" means the Note Agreement dated as of March 15, 1995, providing for the issuance and sale by the Company of the 1995 Senior Notes to the purchasers listed in the schedule of purchasers attached thereto as Schedule I.

"Note" means the promissory note executed by the Company in favor of a Bank pursuant to subsection 2.2(b), in substantially the form of Exhibit F.

"Notice of Borrowing" means a notice in substantially the form of Exhibit A.

"Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

"Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by the Company to any Bank, the Documentation Agent, the Agent, the Issuing Bank, the Swingline Bank, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

"Offshore Rate" means, for any Interest Period with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

Offshore Rate =  LIBO Rate
   1.00 - Eurodollar Reserve Percentage

Where,

"Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any
Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period; and "LIBO Rate" for any Interest Period, with respect to an Offshore Rate Loan, means:

(i) the rate of interest per annum determined by the Agent to be the arithmetic mean of the rates of interest per annum appearing on Telerate Page 3750 (or any successor publication) for Dollar deposits in the approximate amount of the Offshore Rate Loan to be made, continued or converted by BofA, and having a maturity comparable to such Interest Period, at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, subject to clause (ii) below; or

(ii) if for any reason rates are not available as provided in the preceding clause (i) of this definition, the "LIBO Rate" instead means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by BofA as the rate of interest at which Dollar deposits in the approximate amount of the Offshore Rate Loan to be made, continued or converted by BofA, and having a maturity comparable to such Interest Period, would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

"Offshore Rate Loan" means a Syndicated Loan that bears interest based on the Offshore Rate.

"Operating Capacity" means the operating capacity and resources (including, without limitation, the capacity to grow timber or process logs) of the Company and its Subsidiaries, taken as a whole.

"Operating Capacity Acquisition" means any transaction in which the Company or any Subsidiary acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the Operating Capacity of the Company and its Subsidiaries, taken as a whole, from the Operating Capacity of the Company and its Subsidiaries, taken as a whole, existing immediately prior to such transaction.

"Organization Documents" means, (i) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation; and, (ii) for any limited partnership, the certificate of limited partnership, the limited partnership agreement, all applicable partnership resolutions, and all other agreements among the general or limited partners (or any of them) of such partnership relating thereto (but not including agreements solely between the limited partners of the Master Partnership).

"Original Credit Agreement" means the Credit Agreement dated as of December 13, 1994 among the Company, the financial institutions party thereto, and BofA, as agent, as amended by the Amendment to Credit Agreement dated as of February 21, 1995.

"Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

"Participant" has the meaning specified in subsection 11.8(d).

"Partner Entities" means the Managing General Partner, the MGP General Partners and the Master Partnership.

"PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

"Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

"Permitted Business" means any business engaged in by the Company on the Closing Date, and any business substantially similar or related to any such business, which shall not include pulp or paper manufacturing.

"Permitted Inclusions" means the aggregate Net Proceeds from the sale or other disposition of assets permitted under subsection 7.2(f)(ii)(A) or (B) to the extent that such Net Proceeds (a) in any four fiscal quarters do not exceed (i) 2.5% of the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries as determined for purposes of calculating the Asset Coverage Ratio under Section 8.4 at the end of the most recent calendar year for which a Compliance Certificate has been delivered calculating such Asset Coverage Ratio or (ii) $25,000,000 before the delivery of the first such Compliance Certificate, and (b) are not otherwise included in determining EBITDA.

"Permitted Liens" has the meaning specified in Section 8.1.

"Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person, or changes in the value of securities issues by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

"Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any ERISA Affiliate sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

"Planned Volume" has the meaning specified in Section 8.4.

"Pro Forma Consolidated Cash Flow" means, at any date of determination, the sum of the following calculated on a pro forma basis for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) having been delivered:

(i) Cash Provided by Operating Activity;

(ii) plus all cash debt service payments of the Company and it Subsidiaries during such period to the extent subtracted in determining Cash Provided by Operating Activity;

(iii) plus all cash capital expenditures of the Company and its Subsidiaries during such period, except those relating to Operating Capacity Acquisitions, Capital Additions and Improvements and Interim Capital Transactions, to the extent subtracted in determining Cash Provided by Operating Activity;

(iv) minus any additions and plus any reductions during such period to any cash reserves of the Company and its Subsidiaries established to provide funds for the future cash payment of items of the type referred to in clauses
(ii) and (iii) above, to the extent added or subtracted in determining Cash Provided by Operating Activity;

(v) plus any additions and minus any reductions during such period to the SAU Reserve (as defined in the Master Partnership Agreement) and any other cash reserves of the Company and its Subsidiaries established to provide funds for distributions with respect to Units (as defined in the Master Partnership Agreement), any general partner interests in the Master Partnership and any Partnership Interests, to the extent subtracted or added in determining Cash Provided by Operating Activity; and

(vi) plus and minus, as applicable, in connection with any timberlands to be acquired by the Company with the proceeds of a Facility A Loan or previously acquired within such four fiscal quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses (i),
(ii), (iii) and (iv) above had such timberlands been owned by the Company for such four fiscal quarters, as certified (in a certificate containing such detail as the Required Banks may reasonably request) by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow or cash collateral account pursuant to
Section 8.4.

"Pro Forma Interest Expense" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) have been delivered:

(a) interest expense payable during such four fiscal quarter period on all Indebtedness of the Company and its Subsidiaries; plus

(b) interest expense that would have been payable during such four fiscal quarter period in respect of (i) any Indebtedness proposed to be incurred on such date of determination, including any Loan requested hereunder or other Senior Debt, and (ii) Indebtedness incurred after the end of such four fiscal quarter period and before such date of determination, in each case based upon the interest rate applicable on such date of determination to such Indebtedness and giving effect as of the beginning of such four fiscal quarter period (y) to the incurrence of all such Indebtedness described in clauses (i) and (ii), and (z) to the application of any such Indebtedness to the substantially concurrent repayment of any other Indebtedness outstanding during such four fiscal quarter period.

"Pro Forma Maximum Debt Service" means, as of any date of determination, the sum of (a) the highest amount that will be payable by the Company and its Subsidiaries on a consolidated basis, during any consecutive four fiscal quarters, commencing with the fiscal quarter during which such determination occurs and ending on December 31, 2009, in respect of scheduled principal and interest (including payments under capital leases) with respect to all Indebtedness of the Company and its Subsidiaries outstanding on the date of determination other than Loans hereunder, after giving effect to any such Indebtedness proposed to be incurred on such date and to the substantially concurrent repayment of any other Indebtedness, (i) assuming, in the case of such Indebtedness having a variable interest rate, that the rate in effect on the date of determination will remain in effect throughout such period, (ii) treating the principal amount of such Indebtedness outstanding as of such date under a revolving credit or similar agreement (other than Loans) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended, and (iii) treating the principal amount of any Indebtedness that is payable upon demand as maturing and becoming due and payable at the end of any such four fiscal quarters for which such determination may be made and treating the principal amount of any Indebtedness that is otherwise callable during any four fiscal quarters as maturing and becoming due and payable on the last date for such call during those four fiscal quarters; plus (b) interest expense accrued on Facility A Loans during the most recent four fiscal quarters with respect to which financial reports pursuant to subsections 7.1(a) and (b) and the certificates pursuant to subsection 7.2(b) have been delivered.

"Property" has the meaning specified in Section 7.11.

"Pro Rata Share" means, as to any Bank (a) at any time prior to the Revolving Termination Date, or after the Revolving Termination Date if no Syndicated Loans are then outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the Aggregate Commitment, and (b) otherwise, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the then aggregate unpaid principal amount of such Bank's Loans divided by the then aggregate unpaid principal amount of all Loans.

"Purchase Agreement" has the meaning specified in subsection 5.1(g).

"Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

"Required Banks" means (a) if no Syndicated Loans are outstanding, one or more Banks then having at least 66-2/3% of the Aggregate Commitment, and (b) otherwise, one or more Banks then holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans.

"Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

"Responsible Officer" means, as to the Company, the chief executive officer, the president, the chief financial officer or the Person serving as the secretary and general counsel of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility. With respect to a partnership, a Responsible Officer of a general partner shall constitute a Responsible Officer of such Partnership.

"Restricted Payment" has the meaning specified in Section 8.11.

"Revolving Termination Date" means the earlier to occur of:

(a) June 30, 2002; and

(b) the date on which the Aggregate Commitment terminates in accordance with the provisions of this Agreement.

"SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

"Security Agreement" means the Amended and Restated Security Agreement dated as of the date hereof between the Company and the Agent.

"Senior Debt" means, as to the Company, as of any date of determination, without duplication, all outstanding Indebtedness of the Company for borrowed money, including Indebtedness represented by the Senior Notes, this Agreement (including L/C Obligations) and the Facility A Credit Agreement, but not including any subordinated Indebtedness.

"Senior Notes" means the 1994 Senior Notes and the 1995 Senior Notes.

"Senior Note Agreements" means the 1994 Senior Note Agreement and the 1995 Senior Note Agreement.

"Solvent" means, as to any Person at any time, that (a) (i) in the case of a Person that is not a partnership, the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities), and (ii) in the case of a Person that is a partnership, the sum of (A) the fair value of the property of such Person plus (B) the sum of the excess of the fair value of each general partner's non-partnership property over such partner's non-partnership debts (together the "Applicable Property") is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities), as such value for purposes of both (i) and (ii) is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person (or, in the case of a partnership, the Applicable Property of such Person) is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

"Special General Partner" means Crown Pacific, Ltd., an Oregon corporation and a special general partner of the Master Partnership, and any successor special general partner.

"Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which such Person or any Subsidiary of such Person either (i) in respect of a corporation, more than 50% of the voting stock is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof or
(ii) in respect of an association, partnership, joint venture or other business entity, is the general partner or is entitled to share in more than 50% of the profit, however determined.

"Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

"Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

"Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as reasonably determined by the Required Banks based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

"Swingline Bank" means BofA.

"Swingline Borrowing" means a Borrowing hereunder consisting of one or more Swingline Loans made to the Company on the same day by the Swingline Bank.

"Swingline Clean-Up Day" has the meaning specified in subsection 2.7(a)(iv).

"Swingline Commitment" has the meaning specified in Section 2.10.

"Swingline Loan" has the meaning specified in Section 2.10.

"Syndicated Loan" has the meaning specified in Section 2.1, and may be a Base Rate Syndicated Loan or an Offshore Rate Loan (each a "Type" of Syndicated
Loan).

"Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

"Total Debt" means, as of any date of determination, the sum of the interest-bearing Indebtedness of the Company and its Subsidiaries on a consolidated basis, including all obligations with respect to capitalized leases and all L/C Obligations and the entire undrawn face amount of letters of credit other than Letters of Credit with respect to which the Company or any of its Subsidiaries are liable for reimbursement obligations, except that Total Debt shall not include obligations that are entirely Contingent Obligations (other than L/C Obligations and such obligations with respect to letters of credit other than L/C Obligations).

"Total Debt to Cash Flow Ratio" means, for any fiscal quarter, the ratio of
(i) Total Debt outstanding at the end of such quarter to (ii) Cash Flow for the four fiscal quarter period ending on the last day of such quarter.

"Type" has the meaning specified in the definition of "Syndicated Loan."

"UCC" means the Uniform Commercial Code as in effect in the State of California, except to the extent that the validity or perfection of the security interests hereunder or under any Collateral Documents, or remedies hereunder or under any Collateral Documents in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California, in which case "UCC" shall mean the Uniform Commercial Code as in effect in such state.

"UCP" has the meaning specified in Section 3.9.

"Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

"United States" and "U.S." each means the United States of America.

1.2. Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii) The term "including" is not limiting and means "including without limitation."

(iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

(iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, (ii) references to defined terms and cross-references to particular sections of the Company Partnership Agreement or the Master Partnership Agreement shall be deemed references to such terms and such sections in their current form without giving effect to any future amendments or modifications thereto unless such amendments or modifications shall have been approved in writing by the Required Banks, and
(iii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks, the Documentation Agent, the Issuing Bank, the Swingline Bank or the Agent merely because of the Agent's, the Issuing Bank's, the Swingline Bank's, the Documentation Agent's or the Banks' involvement in their preparation.

1.3. Accounting Principles.

(a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP.

(b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

ARTICLE II. THE CREDITS

2.1. Amounts and Terms of Commitments.

(a) Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Syndicated Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.1 under the heading "Commitment" (such amount, as the same may be reduced under Sections 2.5 or 2.7 or as a result of one or more assignments under Section 11.8, the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of Syndicated Loans, the Effective Amount of all outstanding Syndicated Loans and Swingline Loans and the Effective Amount of all L/C Obligations shall not at any time exceed the Aggregate Commitment; and provided further, that the Effective Amount of the Syndicated Loans of any Bank plus such Bank's participation in the Effective Amount of all Swingline Loans, if any, and all L/C Obligations shall not at any time exceed such Bank's Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under Section 2.6 and reborrow under this Section 2.1.

(b) Application of Loans. The Agent is authorized and directed to apply the proceeds of the Loans on the Closing Date directly to the repayment of amounts outstanding under the Original Facility B Credit Agreement to the full extent necessary to effect such repayment.

2.2. Loan Accounts.

(a) The Loans made by each Bank (including the Swingline Bank and the Letters of Credit Issued by the Issuing Bank) shall be evidenced by one or more accounts or records maintained by such Bank, Swingline Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Swingline Bank, the Issuing Bank and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

(b) Upon the request of any Bank or the Swingline Bank made through the Agent, the Loans made by such Bank or the Swingline Bank may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

2.3. Procedure for Borrowing.

(a) Each Borrowing of Syndicated Loans shall be made upon the Company's irrevocable written notice (which notice may be delivered telephonically and confirmed in writing on the same day) delivered to the Agent in the form of a Notice of Borrowing which notice must be received by the Agent (i) prior to 10:00 a.m. (San Francisco time) at least three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) prior to 8:00 a.m. (San Francisco time) on the requested Borrowing Date, in the case of Base Rate Syndicated Loans, specifying:

(A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $3,000,000 or any integral multiple of $500,000 in excess thereof;

(B) the requested Borrowing Date, which shall be a Business Day;

(C) the Type of Syndicated Loans comprising the Borrowing; and

(D) the duration of the Interest Period applicable to such Syndicated Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months; provided, however, that with respect to any Borrowing to be made on the Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than (i) 10:00 a.m. (San Francisco time) three Business Days before the Closing Date, in the case of Offshore Rate Loans, and (ii) 8:00 a.m. (San Francisco time) on the Closing Date, in the case of Base Rate Syndicated Loans; further provided that the Borrowing to be made on the Closing Date may consist of Offshore Rate Loans only if this Agreement has been fully executed before the giving of such notice or the Notice of Borrowing is accompanied by an indemnity letter signed by the Company and acceptable to the Agent and the Banks.

(b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

(c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m.

(San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Syndicated Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent, unless on the date of the Borrowing all or any portion of the proceeds thereof shall then be required to be applied to the repayment of any outstanding Swingline Loans pursuant to
Section 2.10 or the reimbursement of any outstanding drawings under Letters of Credit pursuant to Section 3.3, in which case such proceeds or portion thereof shall be applied to the repayment of such Swingline Loans or the reimbursement of such Letter of Credit drawings, as the case may be.

(d) Unless the Required Banks shall otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Syndicated Loan be made as, or converted into or continued as, an Offshore Rate Loan.

(e) After giving effect to any Borrowing, there may not be more than five different Interest Periods in effect with respect to all Syndicated Loans together then outstanding.

2.4. Conversion and Continuation Elections.

(a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.4(b):

(i) elect as of any Business Day, in the case of Base Rate Syndicated Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Syndicated Loans (or any part thereof in an aggregate minimum amount of $3,000,000, or any integral multiple of $500,000 in excess thereof) into Syndicated Loans of any other Type; or

(ii) elect as of the last day of the applicable Interest Period, to continue any Syndicated Loans having Interest Periods expiring on such day (or any part thereof in an aggregate minimum amount of $3,000,000, or any integral multiple of $500,000 in excess thereof); provided, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such Offshore Rate Loans shall automatically convert into Base Rate Syndicated Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

(b) The Company shall deliver a Notice of Conversion/Continuation (which notice may be delivered telephonically and confirmed in writing on the same day) to be received by the Agent

(i) not later than 10:00 a.m. (San Francisco time) at least three Business Days in advance of the Conversion/ Continuation Date, if the Syndicated Loans are to be converted into or continued as Offshore Rate Loans; and (ii) not later than 10:00 a.m. (San Francisco time) at least one Business Day in advance of the Conversion/ Continuation Date, if the Loans are to be converted into Base Rate Syndicated Loans, specifying:

(A) the proposed Conversion/Continuation Date;

(B) the aggregate amount of Syndicated Loans to be converted or renewed;

(C) the Type of Syndicated Loans resulting from the proposed conversion or continuation; and

(D) other than in the case of conversions into Base Rate Syndicated Loans, the duration of the requested Interest Period.

(c) If upon the expiration of any Interest Period applicable to Offshore
Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, or if any Default or Event of Default then exists or if the Company has not delivered to the Agent a notice of prepayment with respect thereto, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Syndicated Loans effective as of the expiration date of such Interest Period.

(d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Syndicated Loans with respect to which the notice was given held by each Bank.

(e) Unless the Required Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Syndicated Loan converted into or continued as an Offshore Rate Loan.

(f) After giving effect to any conversion or continuation of Syndicated Loans, there may not be more than five different Interest Periods in effect in respect of all Syndicated Loans together then outstanding.

2.5. Voluntary Termination or Reduction of Commitments. The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any integral multiple of $5,000,000 in excess thereof, unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Syndicated Loans, Swingline Loans and L/C Obligations together would exceed the amount of the Aggregate Commitment then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Aggregate Commitment shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees and letter of credit fees to, but not including, the effective date of any reduction or termination of the Aggregate Commitment, shall be paid on the effective date of such reduction or termination.

2.6. Optional Prepayments. Subject to Section 4.4, the Company may, at any time or from time to time, upon irrevocable notice (which notice may be delivered telephonically and confirmed in writing on the same day) delivered to the Agent not later than 10:00 a.m. (San Francisco time) at least three Business Days prior to such prepayment in the case of Offshore Rate Loans and not later than 8:00 a.m. (San Francisco) time on the date of such prepayment in the case of Base Rate Syndicated Loans and Swingline Loans,

(i) ratably prepay Syndicated Loans in whole or in part, in minimum amounts of $3,000,000 or any integral multiple of $500,000 in excess thereof, and
(ii) prepay in whole or in part Swingline Loans, in minimum principal amounts of $250,000 or any integral multiple of $100,000 in excess thereof. Such notice of prepayment shall specify (i) the date and amount of such prepayment, and (ii) whether such prepayment is of Offshore Rate Loans, Base Rate Syndicated Loans or Swingline Loans, or any combination thereof. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4.

2.7. Mandatory Prepayments of Loans; Mandatory Commitment Reductions.

(a) Mandatory Prepayments.

(i) If the Company or any of its Subsidiaries shall at any time or from time to time make or agree to make a sale of properties permitted by subsection 8.2(f), or harvest excess timber permitted by Section 8.4, then
(A) the Net Proceeds of such sale shall either be paid by the Company as a prepayment of such Senior Debt as the Company may elect to so prepay or reinvested as required by subsection 8.2(f), and (B) the net proceeds of such excess harvest shall either be paid by the Company as a prepayment of such Senior Debt as the Company may elect to so prepay or reinvested as required by Section 8.4; provided that, in each case, the Company may not prepay
Senior Debt other than the Loans and the Facility A Loans pursuant to this subsection 2.7(a)(i) unless the Company shall also prepay the Loans and the Facility A Loans in an aggregate amount as shall be necessary to cause the Banks together with the "Banks" as defined in the Facility A Credit Agreement to share such prepayment with the other Senior Debt at least pro rata. Prepayments to be made with respect to the Loans and the Facility A Loans pursuant to this subsection 2.7(a)(i) shall be applied first to any Facility
A Loans then outstanding in accordance with Section 2.6(a) of the Facility A Credit Agreement, second, to any Base Rate Syndicated Loans, third, to prepay Swingline Loans, and fourth, at the Company's option, to Cash Collateralize (which cash collateral shall be applied on the maturity date of their Interest Periods to prepay then outstanding Offshore Rate Loans in the order of their maturities) or to prepay any Offshore Rate Loans then outstanding
(in the order of the maturity of their Interest Periods).

(ii) If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the aggregate L/C Commitment.

(iii) Subject to payment of any amounts owing under Section 4.4, if the Effective Amount of all Syndicated Loans and Swingline Loans then outstanding plus the Effective Amount of all L/C Obligations (excluding the Effective Amount of L/C Obligations to the extent Cash Collateralized pursuant to the preceding clause (ii)) exceeds the Aggregate Commitment, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Syndicated Loans, Swingline Loans and L/C Advances by an amount equal to the applicable excess. Any such prepayment shall be applied first to any Base Rate Syndicated Loans then outstanding, second, to prepay Swingline Loans, and third, at the Company's option, to Cash Collateralize (which cash collateral shall be applied on the maturity date of their Interest Periods to prepay then outstanding Offshore Rate Loans in the order of their maturity) or to prepay Offshore Rate Loans (in the order of the maturity of their Interest Periods).

(iv) The Company shall be required to prepay Swingline Loans (A) if following any reduction of the Swingline Commitment pursuant to subsection 2.7(b) the aggregate outstanding principal amount of Swingline Loans would exceed the Swingline Commitment as reduced, the Company shall prepay without notice or demand on the reduction date of the Swingline Commitment the outstanding principal amount of the Swingline Loans in an amount equal to the excess of the Swingline Loans over the Swingline Commitment, and (B) so that for one Business Day during each successive two calendar week period the aggregate principal amount of Swingline Loans shall be $0 (a "Swingline Clean-Up Day"), the Company shall prepay without notice or demand on the Swingline Clean-Up Day the outstanding principal amount of the Swingline Loans (which Swingline Loans may not be reborrowed until such Swingline Clean-Up Day has ended).

(v) The Company shall prepay in full the outstanding Syndicated Loans and Swingline Loans, and shall not borrow Syndicated Loans or Swingline Loans, so as to cause there always to have been a period of 30 consecutive days during the 12 calendar months immediately preceding the date of such determination (including periods before the Closing Date) during which the Effective Amount of Syndicated Loans and Swingline Loans was $0.

(b) Mandatory Commitment Reductions.

(i) The Aggregate Commitment shall be permanently reduced from time to time by the amount of any mandatory prepayment of Loans required by subsection 2.7(a)(i); provided that to the extent such sale of assets or harvest of excess timber shall not result in any prepayment pursuant to subsection 2.7(a)(i) because the Senior Debt has been repaid in full, the Aggregate Commitment shall be permanently reduced in an amount equal to the amount that would otherwise be applied to a prepayment of the Facility A Loans by operation of subsection 2.7(a)(i) of the Facility A Credit Agreement and the Loans by operation of subsection 2.7(a)(i) hereof, as the case may be. Such permanent reduction shall take effect upon the date such mandatory prepayment is required by subsection 2.7(a)(i) or, in the case of funds actually deposited as cash collateral under that subsection, upon the application of such cash collateral to the Loans. Upon any such permanent reduction in the Aggregate Commitment, the Commitment of each Bank shall automatically be reduced by an amount equal to such Bank's ratable share of the reduction, effective as of the earlier of the date that any corresponding prepayment is made or the date by which such prepayment is due and payable hereunder. All accrued commitment fees to, but not including the effective date of any reduction or termination of the Commitments, shall be paid on the effective date of such reduction or termination.

(ii) No reduction in the Aggregate Commitment pursuant to Section 2.5 or subsection 2.7(b)(i) shall reduce the L/C Commitment unless and until the Aggregate Commitment has been reduced to $10,000,000; thereafter, any reduction in the Aggregate Commitment pursuant to Section 2.5 shall equally reduce the L/C Commitment.

(iii) At no time shall the Swingline Commitment exceed the Aggregate Commitment, and any reduction of the Aggregate Commitment which reduces the Aggregate Commitment below the then current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the Aggregate Commitment, as so reduced, without any action on the part of the Swingline Bank.

(c) General. The Company shall pay, together with each prepayment under this Section 2.7, accrued interest on the amount prepaid and any amounts required pursuant to Section 3.4.

2.8. Repayment.

(a) Syndicated Loans. The Company shall repay to the Banks in full on the Revolving Termination Date the aggregate principal amount of the Syndicated Loans outstanding on such date.

(b) Swingline. The Company shall repay to the Swingline Bank in full on the Revolving Termination Date the aggregate principal amount of the Swingline Loans outstanding on the Revolving Termination Date.

2.9. Interest.

(a) Subject to subsection 2.9(c), (i) each Syndicated Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.4), plus the Applicable Margin and (ii) each Swingline Loan shall bear interest on the principal amount thereof from the date when made until it becomes due at a rate of per annum equal to the Base Rate plus the Applicable Margin.

(b) The Company shall pay interest on each Loan in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.6 or

2.7 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

(c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate, plus the Applicable Margin for Base Rate Syndicated Loans, plus 2%.

(d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

2.10. Swingline Loans.

(a) Subject to the terms and conditions hereof, the Swingline Bank severally agrees to make a portion of the Aggregate Commitment available to the Company by making swingline loans (individually, a "Swingline Loan"; collectively, the "Swingline Loans") to the Company on any Business Day during the period from the Closing Date to the Revolving Termination Date in accordance with the procedures set forth in this Section in an aggregate principal amount at any one time outstanding not to exceed $10,000,000, notwithstanding the fact that such Swingline Loans, when aggregated with the Swingline Bank's outstanding Syndicated Loans and its Pro Rata Share of the L/C Obligations, may exceed the Swingline Bank's Commitment (the amount of such commitment of the Swingline Bank to make Swingline Loans to the Company pursuant to this subsection 2.10(a), as the same shall be reduced pursuant to subsection 2.7(b) or as a result of any assignment pursuant to Section 11.8, the Swingline Bank's "Swingline Commitment"); provided, that at no time shall
(i) the sum of the Effective Amount of all Swingline Loans plus the Effective Amount of all Syndicated Loans plus the Effective Amount of all L/C Obligations exceed the Aggregate Commitment, or (ii) the Effective Amount of all Swingline Loans exceed the Swingline Commitment. Additionally, no more than four Swingline Loans may be outstanding at any one time. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.10(a), prepay pursuant to subsection 2.6 and reborrow pursuant to this subsection 2.10(a).

(b) The Company shall provide the Agent (with a copy to the Swingline Bank) irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) in the form of a Notice of Borrowing of any Swingline Loan requested hereunder (which notice must be received by the Swingline Bank and the Agent prior to 12:00 noon (San Francisco time) on the requested Borrowing date) specifying (i) the amount to be borrowed, and (ii) the requested Borrowing date, which must be a Business Day. Upon receipt of the Notice of Borrowing, the Swingline Bank will immediately confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the Notice of Borrowing from the Company and, if not, the Swingline Bank will provide the Agent with a copy thereof. Unless the Swingline Bank has received notice prior to 2:00 p.m. (San Francisco time) on such Borrowing date from the Agent (A) directing the Swingline Bank not to make the requested Swingline Loan as a result of the limitations set forth in the proviso set forth in the first sentence of subsection 2.10(a); or (B) that one or more applicable conditions specified in Article V are not then satisfied; then, subject to the terms and conditions hereof, the Swingline Bank will, not later than 3:00 p.m. (San Francisco time) on the Borrowing date specified in such Notice of Borrowing, make the amount of its Swingline Loan available to the Agent for the account of the Company at the Agent's Payment Office in funds immediately available to the Agent. The proceeds of such Swingline Loan will then be made available to the Company by the Agent crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Swingline Bank and in like funds as received by the Agent. Each Borrowing pursuant to this Section shall be in an aggregate principal amount equal to $250,000 or an integral multiple of $100,000 in excess thereof, unless otherwise agreed by the Swingline Bank.

(c) If (i) any Swingline Loans shall remain outstanding at 9:00 a.m. (San Francisco time) on the Business Day immediately prior to a Swingline Clean-Up Day and by such time on such Business Day the Agent shall have received neither (A) a Notice of Borrowing delivered pursuant to Section 2.3 requesting that Syndicated Loans be made pursuant to Section 2.1 on the Swingline Clean

- - -Up Day in an amount at least equal to the aggregate principal amount of such Swingline Loans, nor

(B) any other notice indicating the Company's intent to repay such Swingline Loans with funds obtained from other sources, or (ii) any Swingline Loans shall remain outstanding during the existence of a Default or Event of Default and the Swingline Bank shall in its sole discretion notify the Agent that the Swingline Bank desires that such Swingline Loans be converted into Syndicated Loans, then the Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to Section 2.3 requesting that Base Rate Syndicated Loans be made pursuant to Section 2.1 on such Swingline Clean-Up Day (in the case of the circumstances described in clause (i) above) or on the first Business Day subsequent to the date of such notice from the Swingline Bank (in the case of the circumstances described in clause (ii) above) in an amount equal to the aggregate amount of such Swingline Loans, and the procedures set forth in subsections 2.3(b) and 2.3(c) shall be followed in making such Base Rate Syndicated Loans; provided, that such Base Rate Syndicated Loans shall be made notwithstanding the Company's failure to comply with subsections 5.2(b) and 5.2(c); and provided, further, that if a Borrowing of Syndicated Loans becomes legally impracticable and if so required by the Swingline Bank at the time such Syndicated Loans are required to be made by the Banks in accordance with this subsection 2.10(c), each Bank agrees that in lieu of making Syndicated Loans as described in this subsection 2.10(c), such Bank shall purchase a participation from the Swingline Bank in the applicable Swingline Loans in an amount equal to such Bank's Pro Rata Share of such Swingline Loans, and the procedures set forth in subsections 2.3(b) and 2.3(c) shall be followed in connection with the purchases of such participations. Upon such purchases of participations, the prepayment requirements of subsection 2.7(a)(iv) shall be deemed waived with respect to such Swingline Loans. The proceeds of such Base Rate Syndicated Loans, or participations purchased, shall be applied to repay such Swingline Loans. A copy of each notice given by the Agent to the Banks pursuant to this subsection 2.10(c) with respect to the making of Syndicated Loans, or the purchases of participations, shall be promptly delivered by the Agent to the Company. Each Bank's obligation in accordance with this Agreement to make the Syndicated Loans, or purchase the participations, as contemplated by this subsection 2.10(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swingline Bank, the Company or any other Person for any reason whatsoever;
(2) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.11. Fees.

In addition to certain fees described in Section 3.8:

(a) Agency Fees. The Company shall pay the Agent administrative agency fees in the amounts and at the times set forth in the Fee Letters.

(b) Syndication, Underwriting Fees. The Company shall pay the Agent, the Arranger and the Documentation Agent syndication fees, commitment fees and underwriting fees in the amounts and at the times set forth in the Fee Letters.

(c) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Commitment Fee Percentage. For purposes of calculating utilization under this subsection, (i) the Aggregate Commitment shall be deemed used to the extent of the Effective Amount of Syndicated Loans then outstanding plus the Effective Amount of L/C Obligations then outstanding, and (ii) with respect to the Commitment of the Swingline Bank, the making of any Swingline Loan shall not be considered a use of a portion of such Swingline Bank's Commitment. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on the first such day after this Agreement is executed by the Company through the Revolving Termination Date, with the final payment to be made on the Revolving

Termination Date; provided that, in
connection with any reduction or termination of Commitments under Section 2.5 or Section 2.7, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

2.12. Computation of Fees and Interest.

(a) All computations of interest for Base Rate Syndicated Loans and
Swingline Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year).
 Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

(b) Each determination of an interest rate, commitment fee or letter of credit fee by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or such Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

2.13. Payments by the Company.

(a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

(b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

(c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

2.14. Payments by the Banks to the Agent.

(a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall constitute prima facie evidence of the accuracy of the information contained therein. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

(b) The failure of any Bank to make any Loan on any Syndicated Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Syndicated Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Syndicated Loan to be made by such other Bank on any Borrowing Date.

2.15. Sharing of Payments, Etc.

If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Syndicated Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Syndicated Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.9) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments. Any Bank or Swingline Bank having outstanding both Syndicated Loans and Swingline Loans at any time a right of set-off is exercised by such Bank or Swingline Bank shall apply the proceeds of such set-off first to such Bank's Syndicated Loans, until its Syndicated Loans are reduced to zero, thereafter to its Swingline Loans.

2.16. Quarterly Adjustments.

(a) If the financial reports delivered pursuant to subsections 7.1(a) and
(b) and the certificate delivered pursuant to subsection 7.2(b) when delivered with respect to any fiscal quarter indicate that the Applicable Margin, Commitment Fee Percentage or Letter of Credit Rate for any such period should have been higher than the Applicable Margin, Commitment Fee Percentage or Letter of Credit Rate assumed for such period pursuant to the definitions of such terms, and the interest or fee that would have been collected hereunder based upon the actual Applicable Margin, Commitment Fee Percentage or Letter of Credit Rate exceeds the interest or fee actually collected hereunder, then the Company shall pay on or before the third Business Day after delivery of such financial reports and certificate an amount equal to such excess.

(b) If (i) the financial reports delivered pursuant to subsections 7.1(a) and (b) and the certificate delivered pursuant to subsection 7.2(b) when delivered with respect to any fiscal quarter indicate that the Applicable
Margin, Commitment Fee Percentage or Letter of Credit Rate for any such period should have been lower than the Applicable Margin, Commitment Fee Percentage or Letter of Credit Rate assumed for such period pursuant to the definitions of such terms, and (ii) the interest or fee actually collected hereunder exceeds the interest or fee that would have been collected hereunder based upon the actual Applicable Margin, Commitment Fee Percentage or Letter of Credit Rate, then the Agent shall credit such excess to interest and fees owing hereunder (including any interest owing under subsection 2.9(c)) during the calendar quarter when such financial reports and certificate were received and, if all such excess is not credited by the end of such calendar quarter, upon request of the Company, each Bank, severally, if no Default or Event of Default exists, shall refund to the Agent for distribution to the Company the amount of such excess actually received and retained by such Bank.

2.17. Security.

All Obligations of the Company under this Agreement and all other Loan Documents shall be secured in accordance with the Collateral Documents.

ARTICLE III. THE LETTERS OF CREDIT

3.1. The Letter of Credit Subfacility.

(a) On the terms and conditions set forth herein (i) the Issuing Bank agrees,

(A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; provided, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Syndicated Loans and Swingline Loans exceeds the Aggregate Commitment,

(2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Syndicated Loans of such Bank plus the participation of such Bank, if any, in the Effective Amount of all Swingline Loans exceeds such Bank's Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

(b) The Issuing Bank is under no obligation to Issue (and, in the case of clause (ii) and (iii) below, shall not Issue) any Letter of Credit if:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

(ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

(iii) the expiry date of any requested Letter of Credit is (A) more than two years after the date of Issuance, unless the Required Banks have approved such expiry date in writing, or (B) less than 30 days prior to the Revolving Termination Date, unless all of the Banks have approved such expiry date in writing;

(iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit, unless all of the Banks have approved such expiry date in writing;

(v) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit may violate any policies of the Issuing Bank applicable to customers and credits of a type similar to the Company and to the transactions contemplated by this Agreement;

(vi) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person;

(vii) such Letter of Credit is in a face amount less than $250,000 or to be denominated in a currency other than Dollars; or

(viii) the requested Letter of Credit provides for payment thereunder sooner than the Business Day following the presentation to the Issuing Bank of the documentation required thereunder.

3.2. Issuance, Amendment and Renewal of Letters of Credit.

(a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be made by an original writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business
Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof;
(v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may reasonably require.

(b) At least three Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clauses (1) through (3) thereof or subsection 3.1(b)(ii); or (B) that one or more applicable conditions specified in
Article V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

(c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by an original writing or by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank:

(i) the Letter of Credit to be amended;

(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day);

(iii) the nature of the proposed amendment; and

(iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. In addition, the Issuing Bank shall not amend any Letter of Credit if the Issuing Bank would be prohibited at such time from issuing such Letter of Credit in its amended form under subsection 3.1(b). The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

(d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it; provided that no such automatic renewal shall extend the expiry date of such Letter of Credit beyond the expiry dates set forth in subsection 3.1(b)(iii). Each such request for renewal of a Letter of Credit shall be made by an original writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing
Bank:

(i) the Letter of Credit to be renewed;

(ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day);

(iii) the revised expiry date of the Letter of Credit; and

(iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or
(B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. In addition, the Issuing Bank shall not renew any Letter of Credit if the Issuing Bank would be prohibited at such time from issuing such Letter of Credit in its renewed form under subsection 3.1(b). If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

(e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than 30 days prior to the Revolving Termination Date.

(f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

(g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

3.3. Risk Participations, Drawings and Reimbursements.

(a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of

(i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.1, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

(b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank, directly or with the proceeds of a Syndicated Loan, prior to 10:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Syndicated Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Aggregate Commitment and subject to the conditions set forth in Section 5.2. Any notice given by the Issuing Bank or the Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(c) Each Bank shall upon any notice pursuant to subsection 3.3(b) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to subsection 3.3(d)) each be deemed to have made a Loan consisting of a Base Rate Syndicated Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.3.

(d) With respect to any unreimbursed drawing that is not converted into Loans consisting of Base Rate Syndicated Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in
Section 5.2 or for any other reason, the Company's reimbursement liability with respect thereto shall constitute an L/C Borrowing from the Issuing Bank in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to subsection 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 3.3.

(e) Each Bank's obligation in accordance with this Agreement to make the Syndicated Loans or L/C Advances, as contemplated by this Section 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Bank's obligation to make Syndicated Loans under this
Section 3.3 is subject to the conditions set forth in Section 5.2.

3.4. Repayment of Participations.

(a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

(b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to subsection 3.4(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

3.5. Role of the Issuing Bank.

(a) Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

(b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Required Banks, as applicable);
(ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

(c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.
No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6; provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank (but in no event an offset to the Company's obligations to the Banks and the Issuing Bank), and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and
(ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

3.6. Obligations Absolute.

The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Syndicated Loans shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

(i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

(iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

(iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

(v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

(vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

(vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

3.7. Cash Collateral Pledge.

Upon (i) the request of the Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in subsection 2.7 requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to the L/C Obligations. The Company hereby grants to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances used to Cash Collateralize the Company's obligations hereunder.

3.8. Letter of Credit Fees.

(a) The Company shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit on the average daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent, equal to the Letter of Credit Rate. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).


(b) The Company shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to 0.125% of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

(c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

3.9. Uniform Customs and Practice.

The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

ARTICLE IV. TAXES, YIELD PROTECTION AND ILLEGALITY

4.1. Taxes.

(a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Company shall pay all Other Taxes.

(b) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

(c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

(i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

(ii) the Company shall make such deductions and withholdings;

(iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

(iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, all additional amounts which the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed.

(d) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

(e) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

4.2. Illegality.

(a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

(b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Syndicated Loan.

(c) If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Syndicated Loans.

(d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

4.3. Increased Costs and Reduction of Return.

(a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

(b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the

Bank or any
corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

4.4. Funding Losses.

The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

(a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

(b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or are deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

(c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.6;

(d) the prepayment (including pursuant to Sections 2.6 and 2.7) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

(e) the automatic conversion under Section 2.4 of any Offshore Rate Loan to a Base Rate Syndicated Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 4.3(a), (i) each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBO Rate used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

4.5. Inability to Determine Rates.

If the Required Banks determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.9(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Required Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Syndicated Loans instead of Offshore Rate Loans, as the case may be.

4.6. Certificates of Banks.

Any Bank claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

4.7. Survival.

The agreements and obligations of the Company in Sections 4.1, 4.2, 4.3, 4.4 and 4.5 shall survive the payment of all other Obligations and any assignment and delegation by a Bank.

ARTICLE V.
CONDITIONS PRECEDENT

5.1. Conditions of Initial Credit Extensions.

The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

(a) Credit Agreement.  This Agreement executed by each party thereto;

(b) Resolutions; Incumbency.

(i) Copies of the resolutions of the board of directors of each MGP General Partner, as general partners of the Managing General Partner, as general partner of the Company, and the executive committee of the Board of Control of the Managing General Partner, in each case approving and authorizing the execution, delivery and performance by the Managing General Partner on behalf of the Company of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such MGP General Partner and the Managing General Partner, as the case may be; and

(ii) A certificate of the Secretary or Assistant Secretary of the Managing General Partner certifying the names and true signatures of the officers of the Managing General Partner, as general partner of the Company, authorized to execute, deliver and perform, as applicable, this Agreement on behalf of the Company, and all other Loan Documents to be delivered hereunder;

(c) Organization Documents; Good Standing. Each of the following documents:

(i) the partnership certificate of the Company, the Managing General
Partner and the Master Partnership as in effect on the Closing Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of formation of such entities as of a recent date and by the Secretary or Assistant Secretary of the Managing General Partner as of the Closing Date, and each of the Company Partnership Agreement, the MGP Partnership Agreement and the Master Partnership Agreement as in effect on the Closing date, certified by the Secretary or Assistant Secretary of the Managing General Partner as of the Closing Date;

(ii) the articles or certificate of incorporation of each MGP General
Partner as in effect on the Closing Date, certified by the Secretary of State (or similar applicable Governmental Authority) of the state of incorporation of such MGP General Partner as of a recent date and by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date, and the bylaws of each MGP General Partner as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date; and

(iii) a good standing certificate for the Company, the Managing General Partner, the MGP General Partners and the Master Partnership from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or formation, as applicable, and each state where the Company and the Partner Entities are qualified to do business as a foreign corporation or limited partnership, as applicable, as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

(d) Legal Opinion. An opinion of Ball, Janik & Novack as counsel to the Company and the Partner Entities and addressed to the Agent and the Banks, substantially in the form of Exhibit D;

(e) Payment of Fees. Payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney

Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.11 and 11.4;

(f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

(i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

(ii) no Default or Event of Default exists or would result from the initial Credit Extension; and

(iii) there has occurred since December 31, 1995, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(g) Purchase Agreement. A certified copy of the Asset Sale, Purchase and Transfer Agreement between Willamette Industries, Inc., an Oregon corporation, and the Company (the "Purchase Agreement"), evidencing an aggregate purchase price of the Property not to exceed $205,000,000;

(h) Facility A Credit Agreement. All conditions precedent to the initial extension of credit set forth in Section 4.1 of the Facility A Credit Agreement shall have occurred prior to or simultaneously with the closing hereunder;

(i) Collateral Documents. The Collateral Documents, executed by the Company, in appropriate form for recording, where necessary, together with:

(i) acknowledgment copies of all UCC-1 financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Banks, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Banks in accordance with applicable law;

(ii) written advice relating to such Lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

(iii) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements;

(iv) such consents, estoppels, subordination agreements and other documents and instruments executed by any Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Banks, as requested by the Agent or any Bank; and

(v) all other actions necessary or, in the opinion of the Agent or the Banks, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, shall have been taken;

(j) Insurance Policies. A certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Company in accordance with Section 4.4 of the Security Agreement;

(k) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request;

(l) Repayment of Loans Outstanding. Evidence that all "Loans" as defined in the 1995 Amended and Restated Credit Agreement (as defined in the Facility A Credit Agreement), including any loss or expense sustained or incurred as a consequence of such prepayment pursuant to Section 3.4 thereof and interest accrued thereunder, and all "Loans" as defined in the Original Facility B

Credit Agreement, including any loss or expense sustained or incurred as a consequence of such prepayment pursuant to Section 4.4 thereof and interest accrued thereunder, shall have been repaid in full or shall immediately be repaid in full with the proceeds from the Loans and the Facility A Loans; and

(k) Consent to Amendment and Restatement. The consent to this amendment and restatement of the Original Facility B Credit Agreement executed by the Departing Bank.

5.2. Conditions to All Credit Extensions.

The obligation of each Bank and the Swingline Bank to make any Syndicated Loan and Swingline Loan to be made by it (including its initial Loan) or to continue or convert any Syndicated Loan under Section 2.4 and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date, Conversion/Continuation Date or Issuance Date, as applicable:

(a) Notice, Application. As to any Syndicated Loan or Swingline Loan, the Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable, or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2;

(b) Continuation of Representations and Warranties. The representations and warranties in Article VI shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

(c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing or continuation or conversion; and

(d) No Further Advance Notice. Neither the Agent nor any Bank shall have received from the Company any notice that any Collateral Document will no longer secure on a first priority basis future advances or future Loans to be made or extended under this Agreement. Each Notice of Borrowing, Notice of Conversion/Continuation and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, Conversion/Continuation Date, or Issuance Date, as applicable, that the conditions in Section 5.2 are satisfied.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Agent and each Bank that:

6.1. Existence and Power.

The Company and each Partner Entity:

(a) is a limited partnership (or in the case of each MGP General Partner, a corporation) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

(c) is duly qualified as a foreign limited partnership and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

(d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.2. Authorization; No Contravention.

The execution, delivery and performance by the Company of this Agreement and each other Loan Document to which the Company is a party, have been duly authorized by all necessary partnership and corporate action, and do not and will not:

(a) contravene the terms of any Organization Documents of the Company or the Partner Entities;

(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company or any of the Partner Entities are a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

(c) violate any Requirement of Law.

6.3. Governmental Authorization.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any Partner Entity of this Agreement or any other Loan Document.

6.4. Binding Effect.

This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company (to the extent it is a party thereto), enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

6.5. Litigation.

Except as specifically disclosed in Schedule 6.5, there are no actions, suits, proceedings, claims or disputes pending, or to the Company's Knowledge, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or any of the Partner Entities, or any of their respective Subsidiaries or any of their respective properties which:

(a) purport to affect or pertain to the Equity Issuance, this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

(b) have a reasonable probability of success on the merits and which, if determined adversely to such Person or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

6.6. No Default.

No Default or Event of Default exists or would result from the incurring of any Obligations by the Company or from the grant or perfection of the Liens of the Agent and the Banks on the Collateral. As of the Closing Date, none of the Company, the Partner Entities, or any of their respective Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 9.1(f).


6.7. ERISA Compliance.

(a) Schedule 6.7 lists all Plans. All written descriptions thereof provided to the Agent are true and complete in all material respects.

(b) Except as specifically disclosed in Schedule 6.7, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law, except for such non-compliance which would not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a determination letter will be submitted no later than the expiration of the remedial amendment period for effecting amendments required by reason of Section 1140 of the Tax Reform Act of 1986, as amended, and to the Company's Knowledge, nothing has occurred which would cause the loss of such qualification.

(c) There are no pending, or to the Company's Knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect.

(d) Except as specifically disclosed in Schedule 6.7, no ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan.

(e) Except as specifically disclosed in Schedule 6.7, no Pension Plan
(other than multiemployer plans within the meaning of Section 3(38) of ERISA) has any Unfunded Pension Liability.

(f) Except as specifically disclosed in Schedule 6.7, neither the Company nor any ERISA Affiliate has incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

(g) Except as specifically disclosed in Schedule 6.7, neither the Company nor any ERISA Affiliate has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to Section 4069 of ERISA.

6.8. Use of Proceeds; Margin Regulations.

The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.11 and Section 8.8. None of the Company, the Partner Entities nor any of their respective Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

6.9. Title to Properties.

The Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

6.10. Taxes.

The Company, each Partner Entity, and their respective Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company, the Partner Entities or any of their Subsidiaries that would, if made, have a Material Adverse Effect.

6.11. Financial Condition.

(a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1995, and the related consolidated statements of income or operations, partners' capital and cash flows for the fiscal year ended on that date:

(i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

(ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

(iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

(b) Since December 31, 1995, there has been no Material Adverse Effect.

6.12. Environmental Matters.

(a) Except as specifically disclosed in Schedule 6.12, the on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to result in liability in excess of $10,000,000 in the aggregate.

(b) Except as specifically disclosed in Schedule 6.12, the Company and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

(c) Except as specifically disclosed in Schedule 6.12, none of the Company or its Subsidiaries, any Partner Entity or any of its Subsidiaries, or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

(d) To the Company's Knowledge, except as specifically disclosed in
Schedule 6.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any property of the Company or any of its Subsidiaries, that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its Subsidiaries in excess of $10,000,000 in the aggregate for any such condition, circumstance or property. In addition,

(i) to the Company's Knowledge, neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials, and (ii) to the extent required under any Requirement of Law, the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under the Emergency Planning and Community Right-to-Know Act, and all other Environmental Laws.

(e) Except as specifically disclosed in Schedule 6.12, there are no disputes, litigation, investigations, or proceedings to which the Company, the Partner Entities or any of their respective Subsidiaries are a party relating to any Environmental Law or environmental condition that could reasonably be expected to have a Material Adverse Effect, and, to the Company's Knowledge, there are no other disputes, litigation, investigations, or proceedings and no rulemaking or legislation pending relating to any Environmental Law or environmental condition that could reasonably be expected to have a Material Adverse Effect.

6.13. Regulated Entities.

None of the Company, the Partner Entities, any Person controlling such Person, or any Subsidiary, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

6.14. No Burdensome Restrictions.

Neither the Company nor any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

6.15. Copyrights, Patents, Trademarks and Licenses, Etc.

The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the Company's Knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any of its Subsidiaries infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 6.5, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the Company's Knowledge, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

6.16. Subsidiaries.

As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.16.

6.17. Insurance.

The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

6.18. Labor Relations.

There are no material strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries or, to the Company's Knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the Company's Knowledge, threatened against any of them before any Government Authority.

6.19. Partnership Interests.

As of the Closing Date, the only general partner of the Company is the Managing General Partner. As of the Closing Date, the only general partners of the Managing General Partner are Fremont and HS Corp.

6.20. Full Disclosure.

None of the representations or warranties made by the Company, any Partner Entity or any of their Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

6.21. Solvency.

The Company and each of the Partner Entities is Solvent.

6.22. Swap Obligations.

Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

6.23. Collateral Documents.

(a) The provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company in the collateral described therein; and financing statements executed by the Company to be filed in the offices in all of the jurisdictions listed in the schedule to the Security Agreement have been delivered to the Agent.

(b) All representations and warranties of the Company contained in the Collateral

Documents are true and correct.

ARTICLE VII.
AFFIRMATIVE COVENANTS

So long as any Bank shall have any Commitment hereunder, or the Swingline Bank shall have any Swingline Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

7.1. Financial Statements.

The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Required Banks, with sufficient copies for each Bank:

(a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, partners' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records and shall be delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such Independent Auditor in form and substance satisfactory to the Required Banks;

(b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, partners' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries;

(c) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of an unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidating statement of income for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 7.1(a);

(d) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidating balance sheets of the Company and its Subsidiaries, and the related consolidating statements of income for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 7.1(b);

(e) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Master Partnership and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, partners' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of the Independent Auditor which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Master
Partnership's or any Subsidiary's records and shall be delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such Independent Auditor in form and substance satisfactory to the Required Banks;

(f) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Master Partnership and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, partners' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Master Partnership and its Subsidiaries;

(g) as soon as available, but not later than January 31 of each year, a business plan which shall include (i) pro-forma financial projections of the consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income or operations, partners' equity and cash flows, (x) in 1996, for the calendar year 1997, and (y) in every year thereafter, for the five-year period beginning January 1 of the year of delivery of such business plan, and (ii) timber inventories, timber harvests, lumber and other wood product shipments, projected average prices for logs and lumber by species and type, a timber log flow report and an outside timber harvest/log procurement contract summary; which projections shall be accompanied by appropriate assumptions and sufficient supporting details on which such projections are based, certified by a Responsible Officer as fairly presenting management's good faith projection of probable results for such period;

(h) as soon as available, but no later than 30 days after the end of each month, a copy of the monthly operating summary in form substantially similar to that currently provided to management;

(i) as soon as available, but in any event within 90 days after the end of each calendar year, the report entitled "Fair Market Value of Timber Cut, determined for Section 631(a) of the Internal Revenue Code, Capital Gains Treatment" prepared with respect to the prior calendar year by Mason, Bruce and Girard, or another nationally recognized timber appraiser reasonably acceptable to the Required Banks.

7.2. Certificates; Other Information.

The Company shall furnish to the Agent, with sufficient copies for each Bank:

(a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under Sections 8.13, 8.16, 8.17 and 8.18 except as specified in such certificate;

(b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

(c) promptly, copies of all financial statements and reports that the Company or the Master Partnership sends to its limited partners, and, if applicable, promptly, within 15 days of any such filing, copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) and registration statements that the Company or any Subsidiary or the Master Partnership may make to, or file with, the SEC; and

(d) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any of its Subsidiaries or the Master Partnership as the Agent, at the request of any Bank, may from time to time reasonably request.

7.3. Notices.

The Company shall promptly notify the Agent and each Bank:

(a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

(b) of any matter that has resulted or if adversely determined would reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any of the Company, the Partner Entities or any of their Subsidiaries;
(ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company, the Partner Entities or any of their Subsidiaries and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company, the Partner Entities or any of their Subsidiaries, including pursuant to any applicable Environmental Laws;

(c) of any of the following events affecting the Company or any ERISA Affiliate, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

(i) an ERISA Event;

(ii) if any of the representations and warranties in Section 6.7 ceases to be true and correct;

(iii) the adoption by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate of any new Pension Plan or other Plan subject to Section 412 of the Code;

(iv) the adoption of any amendment to a Pension Plan or other Plan subject to Section 412 of the Code by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate, if such amendment results in a material increase in either contributions by the Company or any of its Subsidiaries or Unfunded Pension Liability; or

(v) the commencement of contributions by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate to any Pension Plan or other Plan subject to Section 412 of the Code;

(d) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Company delivered to the Banks pursuant to subsection 7.1(a);

(e) of any material labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company, the Partner Entities or any of their Subsidiaries; or

(f) of any assertion or determination by any Governmental Authority that the Company shall no longer be classified as a partnership not taxable as a corporation under the Code.

Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 7.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

7.4. Preservation of Partnership Existence, Etc.

The Company shall, except as permitted by Section 8.3, and shall cause each of its Subsidiaries and each of the Partner Entities to:

(a) preserve and maintain in full force and effect its partnership or corporate existence and good standing under the laws of its state or jurisdiction of formation or incorporation;

(b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.3 and sales of assets permitted by
Section 8.2;

(c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

(d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect;

provided that the Company shall
not be obligated to preserve its status as a partnership not taxable as a corporation if (i) the Company's failure to preserve such status shall be the result of an amendment to the tax laws enacted by the Congress of the United States and (ii) after giving effect to the loss of such status, the ratio of Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service, determined as of the end of the fiscal quarter immediately preceding the loss of such status, would be greater than 1.1 to 1.0, assuming for the purposes of the computation of Pro Forma Consolidated Cash Flow, that Pro Forma Consolidated Cash Flow would be reduced by taxes at the applicable tax rate of the Company for such period had the Company been taxable as a corporation.

7.5. Maintenance of Property.

The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect or except as permitted by Section 8.2.

7.6. Insurance.

The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including public liability and property and casualty insurance.

7.7. Payment of Obligations.

The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

(a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

(b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

(c) all trade payables owing to Persons that are not Affiliates of the Company in the ordinary course of business, unless the same are contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

7.8. Compliance with Laws.

The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

7.9. Inspection of Property and Books and Records.

The Company shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

7.10. Environmental Laws.

(a) The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in material compliance with all Environmental Laws, the non-compliance with which would reasonably be expected to have a Material Adverse Effect.

(b) Upon the written request of the Agent or any Bank, the Company shall submit and cause each of its Subsidiaries to submit, to the Agent with sufficient copies for each Bank, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection 7.3(b), that could, individually or in the aggregate, reasonably be expected to result in liability in excess of $10,000,000.

7.11. Use of Proceeds.

The Company shall use the proceeds of the Loans (i) to repay on the Closing Date "Loans" under and as defined in the Original Facility B Credit Agreement, (ii) for the cost (including related fees, commissions and expenses) of the acquisition of certain timberlands, standing timber, and related assets located on such timberlands previously owned by Cavenham Forest Industries, a division of Hanson Natural Resources Company, to be sold to the Company indirectly through Willamette Industries, Inc., pursuant to the Purchase Agreement a certified copy of which is delivered to the Banks pursuant to subsection 5.1(g) (the "Property") and (iii) for working capital (including standby letters of credit) and other general partnership purposes, in all cases not in contravention of any Requirement of Law or of any Loan Document.

7.12. Further Assurances.

(a) The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

(b) Promptly upon request by the Agent or the Required Banks, the Company shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other document executed in connection therewith.

ARTICLE VIII.
NEGATIVE COVENANTS

So long as any Bank shall have any Commitment hereunder, or the Swingline Bank shall have any Swingline Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

8.1. Limitation on Liens. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

(a) any Lien existing on property of such Person on the Closing Date and set forth in Schedule 7.1 securing Indebtedness outstanding on such date;

(b) any Lien created under any Loan Document;

(c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of lien has been filed or recorded under the Code;

(d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

(f) Liens on the property of such Person securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations,

(ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

(g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $5,000,000;

(h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not impose material financial obligations on the Company or any of its Subsidiaries, and which do not in any case materially detract from the value of a material asset subject thereto or interfere with the ordinary conduct of the businesses of such Person;

(i) purchase money security interests on any property acquired or held by such Person in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof,
(ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 85% (or 100% in the case of capital leases) of the cost of such property, and (iv) the aggregate outstanding principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $25,000,000;

(j) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

(k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any of its Subsidiaries to provide collateral to the depository institution;

(l) Liens securing Contingent Obligations permitted under subsection
8.9(d); and

(m) other Liens that secure claims or Indebtedness of less than $1,000,000 in the aggregate and that exist no more than 10 days before being released or terminated.

8.2. Asset Dispositions.

The Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, other than:

(a) sales of timber, logs, lumber and other inventory in the ordinary course of business for fair market value;

(b) sales for fair market value of equipment, which is surplus, worn-out or obsolete or no longer useful in the ordinary course of business;

(c) sales of assets other than standing timber for fair market value, the gross sale proceeds of which, together with the gross sale proceeds of all other assets sold, transferred, leased, contributed, or conveyed pursuant to this clause by the Company or any of its Subsidiaries does not exceed in the aggregate an amount (the "Annual Sales Amount") equal to (i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Sales Amount for the preceding calendar year plus (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Sales Amount; provided that the cumulative amount of such sales during the term of this Agreement shall not exceed an amount (the "Cumulative Sales Amount") equal to (y) $51,500,000 plus (z) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Sales Amount;

(d) sales of Designated Acres for the fair market value thereof;

(e) exchanges of timberland for other timberland in the ordinary course of business with Persons who are not Affiliates of the Company, if:

(i) the aggregate fair market value of all timberland so exchanged by the Company and any of its Subsidiaries, collectively, does not exceed on a cumulative basis $400,000,000 during the term of this Agreement;

(ii) the timberland to be received in exchange is of at least an equivalent fair market value to the timberland to be exchanged or, if such timberland is not of at least an equivalent fair market value, the amount of any shortfall shall constitute a permitted disposition under subsection 8.2(c) or (f);

(iii) the timberland to be received in exchange is located in the United States, Canada, Mexico or New Zealand, provided that the aggregate fair market value of such timberlands received in such exchanges and located in Canada, Mexico or New Zealand does not exceed in the aggregate, together with the Net Proceeds invested in productive assets in such foreign countries pursuant to subsection 8.2(f)(ii) and the net proceeds of harvesting used to purchase timber or timberlands in such foreign countries pursuant to Section 8.4, $50,000,000 during the term of this Agreement; and

(iv) at the time of such exchange, no Default or Event of Default exists or shall result from such exchange; provided, however, that any exchange permitted by this subsection 8.2(e) may be in the form of a tax deferred exchange so long as such tax deferred exchange is completed within 180 days; and

(f) dispositions for fair market value thereof of assets not otherwise permitted hereunder to Persons who are not Affiliates of the Company if:

(i) at the time of such disposition no Default or Event of Default exists or shall result from such disposition; and

(ii) the Net Proceeds of such disposition (A) are applied within 180 days of such disposition to the purchase of productive assets in a Permitted Business (including purchases not consummated during such 180 days if a binding agreement for such purchase is entered into during such period and such purchase is completed within 90 days after the expiry of such 180 day period) located in the United States, Canada, Mexico and New Zealand, provided that the aggregate Net Proceeds applied to such purchases of such assets located in Canada, Mexico and New Zealand do not exceed, together with the fair market value of assets in such foreign countries obtained in an exchange pursuant to subsection 8.2(e) and the net proceeds of harvesting used to purchase timber or timberlands in such foreign countries pursuant to Section 8.4, $50,000,000 during the term of this Agreement, (B) do not exceed cash expenditures by the Company for the purchase of productive assets in a Permitted

Business during the preceding 90 days (excluding any purchase to the extent financed by a Facility A Loan) or (C) are applied within 180 days of such disposition to the repayment of such Senior Debt as the Company may elect to so prepay provided that (x) at any time the Company shall elect to repay Senior Debt other than the Loans and the Facility A Loans, the Company shall also repay Loans and Facility A Loans by at least a pro rata amount (based on the then outstanding principal of amount of all Senior Debt), (y) a Responsible Officer shall have notified the Agent promptly after its determination to so apply the Net Proceeds and shall have certified the receipt of fair market value for such assets and the proper application of such Net Proceeds in accordance with this subsection 8.2(f), and (z) if, during the aforementioned periods, the Net Proceeds of all such dispositions which have not been applied to the purchase of productive assets in a Permitted Business or distributed to the holders of Senior Debt for application to the repayment of such Senior Debt exceeds $25,000,000 in the aggregate at any time, all such net proceeds in excess of $25,000,000 shall be placed immediately upon receipt thereof in an escrow account, pursuant to an Escrow Agreement, for the purpose of application in accordance with clauses (A) and (C) above. The Company shall apply any Net Proceeds withdrawn from escrow pursuant to an Escrow Agreement to the applications required by clauses (A) or (C) above within three Business Days after such withdrawal.

8.3. Consolidations and Mergers.

The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

(a) any Subsidiary of the Company may merge with the Company, provided that the Company (i) shall be the continuing or surviving partnership and (ii) shall have a consolidated net worth immediately following such merger equal to or greater than the consolidated net worth of the Company immediately preceding such merger;

(b) any Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company; or

(c) any Subsidiary of the Company may merge with any other Subsidiary of the Company, provided that the surviving Subsidiary shall have a consolidated net worth immediately following such merger equal to or greater than the consolidated net worth of the surviving Subsidiary immediately preceding such merger; provided, however, in each case (i) no Default or Event of Default exists or shall result from such merger or sale and (ii) immediately after such merger or sale, the ratio of (A) Pro Forma Consolidated Cash Flow to Pro Forma Interest Expense is greater than 2.50 to 1.00, and (B) Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service is greater than 1.25 to 1.00.

8.4. Harvesting Restrictions.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, in any calendar year, commencing with 1996, harvest timber or sell standing timber on (i) the timberlands owned by the Company or any of its Subsidiaries on the Closing Date, including the Property ("Existing Timberlands"), (ii) timberlands owned as a result of a permitted exchange of Existing Timberlands pursuant to subsection 8.2(e), (iii) timberlands purchased pursuant to clause (z) below, or (iv) other timberlands acquired by the Company or any of its Subsidiaries after the Closing Date other than as described in clauses (ii) and (iii) above, in excess of:

(a) in any one such calendar year, 150% of the Planned Volume for that calendar year;

(b) in any two such consecutive calendar years, 140% of the Planned Volume for such calendar years;

(c) in any three such consecutive calendar years, 130% of the Planned Volume for such calendar years; and

(d) in any four such consecutive calendar years, 120% of the Planned Volume for such calendar years; unless the net proceeds from such excess harvest (which shall be determined based upon the average prices received on the sale of all timber harvested during such period and a reasonable allocation of direct cash expenses incurred in connection with the harvesting and sale of timber during such period), are, within ten Business Days after the end of such period, placed in an escrow account, pursuant to an Escrow Agreement, to be applied within 180 days after the end of such period (y) to the repayment of such Senior Debt as the Company may elect to so prepay provided that at any time the Company shall elect to repay Senior Debt other than the Loans and the Facility A Loans, the Company shall also repay Loans and Facility A Loans by at least a pro rata amount (based on the outstanding principal of all Senior Debt), or (z) to purchase or commit to purchase timber or timberlands located in the United States, Canada, Mexico or New Zealand (including purchases not consummated during such 180 days if a binding agreement for such purchase is entered into during such period and such purchase is completed within 90 days after the expiry of such 180 day period) for not more than fair market value (in the good faith judgment of the Responsible Officer as certified in writing to the Agent and the Banks), provided that the aggregate of such net proceeds used to purchase timber or timberlands located in Canada, Mexico and New Zealand shall not exceed, together with the fair market value of assets in such foreign countries obtained in an exchange pursuant to subsection 8.2(e) and the Net Proceeds invested in productive assets in such foreign countries pursuant to subsection 8.2(f)(ii), $50,000,000 during the term of this Agreement, and provided, further that the Company shall have notified the Agent promptly after its determination to so apply the net proceeds. The Company shall apply any such net proceeds withdrawn from the escrow account pursuant to an Escrow Agreement to the applications required by clauses (y) or (z) above within three Business Days after such withdrawal.

"Planned Volume" shall mean for each calendar year 250,000,000 board feet of timber, and shall be increased for any Annual Timber Increase, from the Effective Date for such Annual Timber Increase, by increasing such per annum amount by an amount equal to 15% of such Annual Timber Increase per annum for a period of 6 and 2/3rds years from such Effective Date. In addition, such per annum amounts for any year after 1996 shall be decreased by 20% (calculated after giving effect to any Annual Timber Increases) for the entirety of such calendar year if the Asset Coverage Ratio at the end of the prior calendar year is less than 2.0 : 1.0, until the Asset Coverage Ratio returns to 2.0 : 1.0 at the end of a calendar year, at which time the per annum amount for the next calendar year shall be restored to 250,000,000 board feet of timber plus any otherwise applicable increases. For example, an Asset Coverage Ratio of 1.75 : 1.0 at the end of 1996 and a 1996 Annual Timber Increase of 100,000,000 board feet would cause the Planned Volume for 1997 to be 212,000,000 board feet (250,000,000 plus 15% of 100,000,000 less
20%). The same Asset Coverage Ratio at the end of 1997 (assuming no additional Annual Timber Increases) would cause the Planned Volume for 1998 to be 169,600,000 board feet (212,000,000 less 20%); while an Asset Coverage Ratio of 2.0 : 1.0 at the end of 1997 (assuming no additional Annual Timber Increases) would cause the Planned Volume for 1998 to be 265,000,000 board feet (250,000,000 plus 15% of 100,000,000). For purposes of the foregoing:

"Annual Timber Increase" shall mean, for any calendar year, the amount, in board feet, by which the number of board feet of timber acquired by the Company and its Subsidiaries during such calendar year (excluding timber acquired with the net proceeds of an excess harvest pursuant to Section 8.4) shall exceed the number of board feet of timber sold by the Company and its Subsidiaries during such calendar year.

"Effective Date" for any Annual Timber Increase shall be July 1 of the calendar year for which such Annual Timber Increase occurs.

"Asset Coverage Ratio" shall mean, for any calendar year, the ratio of (a) the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries at the end of such calendar year to (b) Indebtedness of the Company and its Subsidiaries at the end of such calendar year. For purposes of this definition, the inventory of standing timber owned by the Company and its Subsidiaries at the end of any calendar year shall be equal to (1) the inventory of standing timber owned by the Company and its Subsidiaries at the end of the prior calendar year, plus (2) the Annual
Timber Increase for the calendar year in question, plus (3) the growth during such calendar year of standing timber owned by the Company and its Subsidiaries at the end of such calendar year, minus (4) the volume of standing timber owned by the Company and its Subsidiaries and harvested during such calendar year, and minus (5) the inventory of standing timber disposed of by the Company and its Subsidiares during such calendar year.
For purposes of this definition, the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries at the end of any calendar year shall be equal to 60% of its retail value, which shall be based upon the volume of each species of standing timber so owned by the Company and its Subsidiaries and the retail prices for each such species as of the end of such calendar year. The calculations referred to herein shall be based upon the good faith estimates of a Responsible Officer contained in the Compliance Certificate delivered with respect to each annual financial statement and shall be consistent with the report delivered pursuant to subsection 7.1(i) with respect to that calendar year.

8.5. Loans and Investments.

The Company shall not purchase or acquire, or suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company, except for:

(a) investments of the type specified in, and in accordance with the requirements and limitations of, the Investment Policy;

(b) the loans existing on the Closing Date and set forth on Schedule 8.5;

(c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business or from sale of assets sold in compliance with
Section 8.2;

(d) extensions of credit by the Company to any of its Subsidiaries or by any of its Subsidiaries to another of its Subsidiaries;

(e) advances or deposits in the ordinary course of business to owners of timber or timberlands to acquire the right to harvest timber;

(f) investments not otherwise permitted hereunder in a Person as long as
(x) such Person is domiciled in, and substantially all of its assets are located in, the United States, Canada, Mexico or New Zealand and its only material activities consist of Permitted Businesses, (y) such investments do not exceed in the aggregate an amount (the "Annual Investment Amount") equal to (i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Investment Amount for the preceding calendar year plus (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Investment Amount, and (z) the cumulative amount of such investments during the term of this Agreement shall not exceed an amount (the "Cumulative Investment Amount") equal to (i) $51,500,000 plus (ii) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Investment Amount; and

(g) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations.

8.6. Limitation on Indebtedness.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

(a) Indebtedness incurred pursuant to the Senior Notes and any refunding or refinancing thereof so long as (i) the first principal repayment date under such refunding or refinancing shall not be earlier than the first principal repayment date under the Senior Notes as originally issued, and (ii) the average life of the Indebtedness incurred under such refunding or refinancing shall not be shorter than the average life of the Senior Notes as originally issued;

(b) Indebtedness consisting of Contingent Obligations permitted pursuant to
Section 8.9;

(c) Indebtedness existing on the Closing Date and set forth in Schedule 8.6;

(d) Indebtedness secured by Liens permitted by subsection 8.1(i);

(e) Indebtedness of any Subsidiary owing to the Company;

(f) Indebtedness incurred by the Company pursuant to this Agreement;

(g) other unsecured Indebtedness incurred in the ordinary course of business, provided, that the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $10,000,000 and provided further that such Indebtedness is expressly subordinate to the Obligations hereunder by subordination provisions acceptable to the Agent and the Required Banks; and

(h) Facility A Loans.

8.7. Transactions with Affiliates.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary. The Company shall be entitled to reimburse the Managing General Partner for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Company (including without limitation salary, bonus, incentive compensation, and other amounts paid to any Person to perform services for the Company or for the Managing General Partner in the discharge of its duties to the Company), and (ii) all other necessary or appropriate expenses reasonably allocable to the Company or otherwise reasonably incurred by the Managing General Partner in connection with operating the Company's business (including expenses allocated to the Managing General Partner by its Affiliates and, for so long as Fremont Group, Inc., owns an interest in the Managing General Partner, an annual fee of $100,000, payable semi-annually in arrears, in consideration of management services).

8.8. Use of Proceeds.

(a) The Company shall not, and shall not suffer or permit any of its Subsidiaries to, use any portion of the proceeds of the Loans or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

(b) The Company shall not and shall not suffer or permit any of its Subsidiaries to use any portion of the proceeds of the Loans or any Letter of Credit, directly or indirectly, (i) knowingly to purchase Ineligible Securities from a Section 20 Subsidiary during any period in which such
Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Company or any Affiliate of the Company. As used in this Section, "Section 20 Subsidiary" means the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities; and

"Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (as 12 U.S.C. Section 24, Seventh), as amended.

8.9. Contingent Obligations.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

(a) endorsements for collection or deposit in the ordinary course of business;

(b) Permitted Swap Obligations;

(c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.9; and

(d) Contingent Obligations of the Company under timber harvest and log procurement contracts to acquire timber from private and government owners in the ordinary course of business and reimbursement obligations with respect to bonds issued to secure the Company's performance thereunder.

8.10. Joint Ventures.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to enter into any Joint Venture, other than Joint Ventures in Permitted Businesses and so long as any such Joint Ventures are not entered into for the purpose of evading any covenant or restriction in any Loan Document.

8.11. Restricted Payments.

The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any limited partner or general partner distribution or dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any, limited or general partnership interest or shares of any class of capital stock, or purchase, redeem or otherwise acquire for value any partnership interest or shares of capital stock or any warrants, rights or options to acquire such partnership interest or shares, now or hereafter outstanding (each a "Restricted Payment"); except that:

(a) the Company may declare and make distributions payable solely in general or limited partnership interests or units; and (b) if no Default or Event of Default exists or would result from such action, the Company may make during each fiscal quarter one or more Restricted Payments if such Restricted Payments in an aggregate amount do not exceed Available Cash for the immediately preceding fiscal quarter.

8.12. Change in Business.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, engage in any material line of business other than a Permitted Business. The Company shall not suffer or permit the Managing General Partner to engage in any business other than being the general partner of the Company, the managing general partner of the Master Partnership or the general partner in any other Subsidiary of the Master Partnership.

8.13. Fiscal Year Changes.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to change the fiscal year of the Company or of any of its Subsidiaries.

8.14. Amendments to Agreements.

The Company shall not, and shall not suffer or permit any of its Subsidiaries to amend, modify, supplement, waive or otherwise modify any of the terms and provisions contained in the Company Partnership Agreement, the Master Partnership Agreement (or any document executed or delivered in connection with such Partnership Agreements), or the partnership certificate of the Company or the Master Partnership, if such amendment, supplement or other modification shall impair the Company's ability to perform its obligations under the Loan Documents or increase any of its financial obligations to any of its general or limited partners or to any Affiliate.

8.15. Limitation on Voluntary Payments of Senior Notes, Etc.

The Company shall not, and shall not permit any of its Subsidiaries to make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with respect thereto money or securities before due for the purpose of paying when due) the Senior Notes other than (i) the refunding or refinancing in full of the Senior Notes permitted by subsection 8.6(a) and (ii) pro rata prepayments thereof with the Loans and the Facility A Loans as permitted by subsection 2.7(a)(i).

8.16. Cash Flow to Interest Expense Ratio.

The Company shall not permit the ratio of Cash Flow to Interest Expense to be less than (a) 1.5 to 1.0 at the end of any fiscal quarter ending on or before December 31, 1996, (b) 2.0 to 1.0 at the end of any fiscal quarter ending after December 31, 1996 and on or before December 31, 1997, and (c) 2.25 to
1.0 at the end of any fiscal quarter ending thereafter.

8.17. Total Debt to Cash Flow Ratio.

(a) With respect to each fiscal quarter ending before receipt by the Company of Equity Proceeds, the Company shall not permit the Total Debt to Cash Flow Ratio to be greater than (i) 5.75 to 1.0 at the end of any such fiscal quarter ending on or before September 30, 1996, (ii) 5.5 to 1.0 at the end of any such fiscal quarter ending on or before June 30, 1997, (iii) 4.5 to 1.0 at the end of any such fiscal quarter ending on or before December 31, 1997, and (iv) 4.25 to 1.0 at the end of any such fiscal quarter thereafter.

(b) With respect to each fiscal quarter ending after receipt by the Company of Equity Proceeds, the Company shall not permit the Total Debt to Cash Flow Ratio to be greater than (i) 4.5 to 1.0 at the end of any such fiscal quarter ending on or before December 31, 1997, and (ii) 4.0 to 1.0 at the end of any such fiscal quarter thereafter. 8.18. Cash Coverage Ratio. The Company shall not permit the Cash Coverage Ratio at the end of any fiscal quarter to be less than 1.0 to 1.0.

ARTICLE IX.

EVENTS OF DEFAULT

9.1. Event of Default.

Any of the following shall constitute an "Event of Default":

(a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or
(ii) within 5 days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

(b) Representation or Warranty. Any representation or warranty by the Company, any Partner Entity or any of its Subsidiaries made or deemed made herein, in the Original Facility B Credit Agreement, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by such Person, or any Responsible Officer, furnished at any time under this Agreement, in or under any other Loan Document, or in or under the Original Facility B Credit Agreement is incorrect in any material respect on or as of the date made or deemed made; or

(c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.3 or 7.9 or in Article VIII; or

(d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank shall exist; or

(e) Facility A Credit Agreement Cross-Default. An "Event of Default" shall exist as that term is defined in the Facility A Credit Agreement.

(f) Cross-Default. The Company or any of its Subsidiaries (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition described in clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or
(iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $5,000,000; or

(g) Insolvency; Voluntary Proceedings. The Company, any Partner Entity, or any of their Subsidiaries (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

(h) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company, any Partner Entity or any of their Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of such Person's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company, any Partner Entity or any of their Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company, any Partner Entity or any of their Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of either Company under Title IV of ERISA to the Pension Plan or the PBGC in an aggregate amount in excess of $5,000,000; or (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by the Company or any ERISA Affiliate which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $5,000,000; or

(j) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 consecutive days after the entry thereof; or

(k) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(l) Change of Control. Without the prior written consent of the Required Banks, Peter W. Stott shall cease to be the Chief Executive Officer or the Chairman of the Managing General Partner or the Master Partnership shall cease to be the sole limited partner of the Company; or

(m) Adverse Change.  There occurs a Material Adverse Effect; or

(n) Auditors. The Agent or any Bank shall receive notice from the Independent Auditor that the Agent and the Banks should no longer use or rely upon any audit report or other financial data provided by the Independent Auditor; or

(o) Collateral.

(i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Company or the Company shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

(ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any material portion of the Collateral purported to be covered thereby or such security interest in any material portion of the Collateral shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or

(p) Equity Issuance. The Company shall fail, on or before June 30, 1997, to have received and applied in repayment of the Loans pursuant to subsection 2.6(b) Equity Proceeds in the amount of at least $100,000,000.

9.2. Remedies.

If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Banks,

(a) declare the Commitment of each Bank and the Swingline Commitment of the Swingline Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such Commitment and obligation shall be terminated;

(b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

(c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsection (g) or (h) of Section 9.1 (in the case of clause (i) of subsection
(h) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank and the Swingline Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank, the Swingline Bank, or any Bank.

9.3. Rights Not Exclusive.

The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

ARTICLE X.

THE AGENT

10.1. Appointment and Authorization.

(a) Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. The Company acknowledges that the Agent has made no assertions of implied authority to act for the Banks and that the Agent has only the authority expressly granted herein. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Banks to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities
(i) provided to the Agent in this Article X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

10.2. Delegation of Duties.

The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

10.3. Liability of Agent.

None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any of its Subsidiaries or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries or Affiliates.

10.4. Reliance by Agent.

(a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this

Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

(b) For purposes of determining compliance with the conditions specified in
Section 5.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

10.5. Notice of Default.

The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice.
 The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article IX; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

10.6. Credit Decision.

Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

10.7. Indemnification.

Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the

Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, the Original Facility B Credit Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company.
The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

10.8. Agent in Individual Capacity.

BofA and its Affiliates may make loans to, issue letters of credit for the account of, enter Swap Contracts with, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent, the Swingline Bank or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank and the terms "Bank" and "Banks" include BofA in its individual capacity.

10.9. Successor Agent.

The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Required Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

10.10. Collateral Matters.

(a) The Agent is authorized on behalf of all the Banks, without the necessity of any notice to or further consent from the Banks, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents. Each of the Banks authorizes and directs the Agent to execute the Security Agreement.

(b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and performance in full of all Loans and all other Obligations then due and payable under this Agreement and under any other Loan Document and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) if approved, authorized or ratified in writing by the Required Banks or all the Banks, as the case may be, as provided in subsection 11.1(f). Upon request by the Agent at any time, the Required Banks will confirm in writing the Agent's authority to release particular types of items of Collateral pursuant to this clause (b) of this Section 10.10.

(c) Each Bank agrees with and in favor of each other (which agreement shall not be for the benefit of the Company) that the Company's obligation to such Bank under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by each Bank.

10.11. Withholding Tax.

(a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

(i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

(ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

(iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax. Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

(c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

(d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney

Costs).  The obligation of
the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

10.12. Documentation Agent.

The Documentation Agent shall have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such, excepting only its rights under subsection 2.11(b). Without limiting the foregoing, the Documentation Agent shall not have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on the Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE XI.

MISCELLANEOUS

11.1. Amendments and Waivers.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and the Company, and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

(a) increase or extend the Commitment of any Bank or the Swingline
Commitment of the Swingline Bank (or reinstate any such Commitment terminated pursuant to subsection 9.2(a));

(b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

(c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

(d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

(e) amend this Section, or Section 2.15, or any provision herein providing for consent or other action by all Banks; or

(f) release any Collateral except as otherwise may be provided by the Loan Documents or except where the consent of the Required Banks only is specifically provided for; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Bank in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Swingline Bank under this Agreement or any other Loan Document, and (iv) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

11.2. Notices.

(a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

(b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X shall not be effective until actually received by the Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on Schedule 11.2.

(c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

11.3. No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

11.4. Costs and Expenses.

The Company shall:

(a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Arranger and BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to subsection 5.1(e)) for all reasonable costs and expenses incurred by the Arranger and BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, the Original Facility B Credit Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto;

(b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to subsection 5.1(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

(c) pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 5.1(e)) for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by BofA (including in its capacity as Agent) in connection with the matters referred to under subsections (a) and (b) of this Section.

11.5. Indemnity.

(a) Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement, the Original Facility B Credit Agreement or any document contemplated by or referred to herein or therein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, the Original Facility B Credit Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall not have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

(b) The obligations in this Section shall survive payment of all other Obligations and any assignment and delegation by a Bank. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Company. All amounts owing under this Section shall be paid within 30 days after demand.


11.6. Marshalling; Payments Set Aside.

Neither the Agent nor the Banks shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then

(a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

11.7. Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

11.8. Assignments, Participations, Etc.

(a) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and of the Agent, the Issuing Bank and the Swingline Bank all of which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank or to any other Bank unless at the time of such assignment and delegation the Company's obligations under Article IV would be increased as a result thereof in which case the Company's consent will be required and such increase in obligations will be deemed a reasonable basis for the

Company to withhold consent
thereto) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder; provided, however, that (i) no assignment hereunder shall in any event be less than $10,000,000 of the combined Commitments of the assigning Bank under this Agreement and under and as defined in the Facility A Credit Agreement unless as a result of such assignment the assigning Bank's rights and obligations hereunder shall be reduced to zero;
(ii) if a Bank assigns less than all of its rights and obligations hereunder, such Bank's remaining Commitment plus such Bank's Commitment under and as defined in the Facility A Credit Agreement, after giving effect to such assignment, shall not be less than $10,000,000; (iii) the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee, (B) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance substantially in the form of Exhibit E ("Assignment and Acceptance"), and (C) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.00; and (iv) no assignment of Loans shall be effective, and shall instead be void and of no effect, unless performed simultaneously with an assignment of an identical percentage of the rights and obligations of the assigning Bank in Loans under and as defined in the Facility A Credit Agreement. In connection with any assignment by BofA, its Swingline Commitment may be in whole but not in part included as part of the assignment transaction, and the Assignment and Acceptance may be appropriately modified to include an assignment and delegation of its Swingline Commitment and any outstanding Swingline Loans.

(b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. To the extent the Loans and Commitments of any assignor Bank or the Swingline Loans and Swingline Commitments of the Swingline Bank are evidenced by a Note instead of a loan account, within 5 Business Days after an assignment, the Company shall execute and deliver to the Agent (for delivery to the Assignee) new Notes evidencing such Assignee's assigned portion of the assignor Bank's Loans and such Commitments and, if the assignor Bank has retained a portion of the Loans and such Commitment, replacement Notes in a principal amount of the Loans and such Commitments retained by the assignor Bank. Each such Note shall be dated the date of the predecessor Note. The assignor Bank shall mark the predecessor Note "exchanged" and deliver it to the Company.

(c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Aggregate Commitment arising therefrom. The Commitment allocated to each Assignee shall reduce the Commitment of the assigning Bank pro tanto.

(d) Any Bank may at any time sell to one or more commercial banks, federally chartered instrumentalities of the United States or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other

Loan Documents,
(iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 11.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1, 4.3, 4.4 and 11.5 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed subject to Section 11.9, to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

(e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any of its Subsidiaries, or by the Agent on the Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Affiliate of such Bank, or to any Participant or Assignee, actual or potential, provided that such Affiliate, Participant or Assignee agrees to keep such information confidential to the same extent required of the Banks hereunder, and (H) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed a party with such Bank.

(f) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation
31 s or any CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

11.9. Set-off.

In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

11.10. Automatic Debits of Fees.

With respect to any commitment fee, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank, BofA or the Arranger under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

11.11. Notification of Addresses, Lending Offices, Etc.

Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request. 11.12. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

11.13. Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

11.14. No Third Parties Benefited.

This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Issuing Bank, the Swingline Bank, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

11.15. Governing Law and Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE ORIGINAL FACILITY B CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY, THE AGENT AND THE BANKS EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, THE ORIGINAL FACILITY B CREDIT AGREEMENT OR ANY DOCUMENT RELATED HERETO OR THERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

11.16. Waiver of Jury Trial.

THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR

RESPECTIVE RIGHTS TO A
TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE ORIGINAL FACILITY B CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.
 THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE ORIGINAL FACILITY B CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

11.17. Recourse.

Except as otherwise expressly provided in the proviso to this Section, nothing contained herein or in the other Loan Documents shall be construed as creating any liability of any past or present shareholder, limited partner or general partner of the Company or the Partner Entities or any of their respective officers or directors to pay any deficiency or other amount owing on account of the Obligations or to perform any covenant either express or implied of the Company contained herein or in any other Loan Document; provided, however, that nothing in this Section 11.17 shall be construed (i) to relieve any Person from liability for fraud, concealment, or other intentional wrongdoing for which such Person would otherwise be liable under any applicable law, either directly or on behalf of the Company, (ii) to restrict the joinder in any action of any necessary party in order to seek enforcement of rights against the Company or any other party to any Loan Document or to restrict injunctive relief against any Person to the extent necessary to obtain performance by the Company of its Obligations or by any other party to one or more of the Loan Documents, or (iii) to relieve any Person from liability for distributions, payments, or other transfers made to such Person in violation of the Loan Documents, or in violation of or otherwise recoverable under any applicable law.

11.18. Entire Agreement.

This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof; provided, however, that (a) the Fee Letters (b) any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Existing Banks, and (c) the representations and warranties (as of the dates made and deemed made) and the indemnities of the Company set forth in the Original Facility B Credit Agreement and the "Loan Documents" (as defined therein) shall, in each case, survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership

By: CROWN PACIFIC MANAGEMENT
LIMITED PARTNERSHIP, a Delaware limited
partnership,
its general partner



 By:

 Title:


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent



By:

Title:


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank, as the
Swingline Bank and as the Issuing Bank



By:

Title:


ABN AMRO BANK N.V., as Documentation Agent

By ABN AMRO NORTH AMERICA, INC.,
as agent



By:

Title:


By:

Title:

ABN AMRO BANK N.V., as a Bank

By ABN AMRO NORTH AMERICA, INC.,
as agent



By:

Title:


By:

Title:


SOCIETE GENERALE



By:

Title:


NORTHWEST FARM CREDIT SERVICES, ACA



By:

Title:


BANK OF MONTREAL



By:

Title:


THE BANK OF NOVA SCOTIA



By:

Title:


BANQUE PARIBAS



By:

Title:


By:

Title:


UNION BANK OF CALIFORNIA, N.A.



By:

Title:


KEY BANK OF WASHINGTON



By:

Title:


WELLS FARGO BANK, N.A.



By:

Title:


SCHEDULE 2.1

COMMITMENTS
AND PRO RATA SHARES

Bank
Commitment
Pro Rata Share


Bank of America National Trust
and Savings Association

$5,517,241.38

13.79310345%

ABN AMRO Bank, N.V.
$4,827,586.20
12.06896552%

Societe Generale
$4,827,586.20
12.06896552%

Northwest Farm Credit Services,
ACA
$3,793,103.45
9.48275862%

Bank of Montreal
$3,793,103.45
9.48275862%

The Bank of Nova Scotia
$3,793,103.45
9.48275862%

Banque Paribas
$3,793,103.45
9.48275862%

Key Bank
$3,793,103.45
9.48275862%

Union Bank of California, N.A.
$3,793,103.45
9.48275862%

Wells Fargo Bank, N.A
$2,068,965.52

5.17241379%

_____________
$40,000,000.00
______________
100.0%


SCHEDULE 11.2

OFFSHORE AND DOMESTIC LENDING OFFICES,
ADDRESSES FOR NOTICES

CROWN PACIFIC LIMITED PARTNERSHIP

Address for notices:

Crown Pacific Limited Partnership
c/o Crown Pacific Management
  Limited Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, Oregon 97204
Attention: Roger L. Krage
  General Counsel and Secretary
  Telephone: (503) 274-2300
  Facsimile: (503) 228-4875

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

Address for notices:

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention: Ivo Bakovic
  Vice President
  Telephone: (415) 436-2789
  Facsimile: (415) 436-2700

Address for borrowings/payments to Agent:

Bank of America National Trust
and Savings Association
ABA #1210-0035-8

Attn.:  Agency Management Services #5596
For credit to A/C No. 12337-14313
Ref.:  Crown Pacific Limited Partnership

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as a Bank

Addresses for notices:

 (a) Credit notices:

Bank of America National Trust and Savings Association
Credit Products #3838
555 California St., 41st Floor
San Francisco, California 94104
Attention: Michael J. Balok
  Managing Director
  Telephone: (415) 622-2018
  Facsimile: (415) 622-4585

 (b) Operations notices:

Bank of America National Trust and Savings Association
1850 Gateway Boulevard, 4th Floor
Concord, California 94520
Attention: Theresa A. Peach
  Senior Customer Services Specialist
  Telephone: 510-675-7350
  Facsimile: 510-675-7531

Payment Instructions:

Bank of America National Trust and Savings Association
For credit to A/C No. 12331-83980
Ref.:  Crown Pacific Limited Partnership
Attention: Theresa A. Peach,
  Senior Customer Services Specialist

Domestic and Offshore Landing Office:

same as address for operations notices

ABN AMRO BANK, N.V.
as Documentation Agent

Address for notices:

ABN AMRO Bank, N.V.
600 University Street

Suite 2323
Seattle, WA 98101
Attention: David McGinnis, Vice President and Director
  Telephone: (206) 587-0342
  Facsimile: (206) 682-5641

Address for payment to Documentation Agent:

ABN AMRO Bank, N.V., New York
ABA 026009580
for credit to ABN AMRO Bank Seattle Branch
Account No. 651001085541
Ref.:  Crown Pacific Limited Partnership


ABN AMRO BANK, N.V.
  as a Bank

Addresses for notices:

 (a) Credit notices:

ABN AMRO Bank, N.V.
600 University Street
Suite 2323
Seattle, WA 98101
Attention: David McGinnis, Vice President and Director
  Telephone:  (206) 587-0342
  Facsimile:  (206) 682-5641

 (b) Operations notices:

ABN AMRO Bank, N.V.
(same address as above)
Attention: Suzanne Smith
  Loan Administration Specialist
  Telephone:  (206) 587-0281
  Facsimile:  (206) 682-5641

Payment Instructions:

ABN AMRO Bank, N.V., New York
ABA 026009580
for credit to ABN AMRO Bank Seattle Branch
Account No. 651001085541
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as notice address

SOCIETE GENERALE
  as a Bank

Addresses for notices:

 (a) Credit Notices:

Societe Generale
One Montgomery Street, Suite 3220
San Francisco, CA 94104
Attention: Alec Neville
  Vice President
  Telephone:  (415) 433-8400
  Facsimile:  (415) 989-9922

 (b) Operations Notices:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, CA 90067
Attention: Doris Yun
  Telephone:  (310) 788-7117
  Facsimile:  (310) 203-0539

Payment Instructions:

Societe Generale New York
ABA 0260042206
for account of Crown Pacific Limited Partnership
NY LSA 9026096

Domestic and Offshore Lending Office:

same as Operations notice address



WELLS FARGO BANK, N.A.
  as a Bank

Addresses for notices:

 (a) Credit notices:

Wells Fargo Bank, N.A.
555 Montgomery Street, 17th Floor
San Francisco, CA 94111
Attention: Dave Neumann, Vice President

  Telephone:  (415) 396-4067
  Facsimile:  (415) 362-5081

 (b) Operations notices:

Wells Fargo Bank, N.A.
420 Montgomery Street, 9th Floor
San Francisco, CA 94104
Attention: Marilyn Jones, B.S.O.
  Telephone:  (415) 396-2691
  Facsimile:  (415) 989-4319

Payment instructions:

Wells Fargo Bank, N.A.
ABA 121000248
BNF=Corporate Loan Operations/AC-2712507201
OBI=Ref: Crown Pacific Limited Partnership
Attention:  Corporate Loans SG371

Domestic and Offshore Lending Office:

same as Operations notice address

BANQUE PARIBAS
  as a Bank

Addresses for notices:

 (a) Credit notices:

Banque Paribas
101 California Street, Suite 3150
San Francisco, CA 94111
Attention: Robert Pinkerton, Vice President
  Telephone:  (415) 398-6811
  Facsimile:  (415) 398-4240

 (b) Operations notices:

Banque Paribas
2029 Century Park East, Suite 3900
Los Angeles, CA 90067
Attention: Shirley Williams,
  Vice President, Operations Dept.
  Telephone:  (310) 551-7360
  Facsimile:  (310) 553-1504

Payment instructions:

Bank of America, San Francisco
ABA 1210-0035-8
Account No. 62902-10150
Account Name: Banque Paribas, Los Angeles Agency
Ref.: Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Operations notice address

UNION BANK OF CALIFORNIA, N.A.
  as a Bank

Addresses for notices:

 (a) Credit notices:

Union Bank of California, N.A.
400 California Street, 17th Floor
San Francisco, CA 94104
Attention: Kevin Sullivan, Vice President
  Telephone:  (415) 765-3148
  Facsimile:  (415) 765-3146

 (b) Operations notices:

Union Bank of California, N.A.
(same address as above)
Attention: Norma Sarto
  Telephone:  (415) 765-2722
  Facsimile:  (415) 765-3146

Payment Instructions:

Union Bank of California, N.A.
ABA 121000015
Account No. 001-060235
Account Name:  Corporate Banking Note Dept.
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Credit notice address

KEY BANK OF WASHINGTON
  as a Bank

Addresses for Notices:

 (a) Credit notices:

Key Bank of Washington
700 Fifth Avenue, 48th Floor
Seattle, WA 98104
Attention: John H. Brock, Vice President
  Telephone:  (206) 684-6031
  Facsimile:  (206) 684-6035

 (b) Operations notices:

Key Bank of Washington, N.W. Region Specialty Services
17900 Pacific Highway South, Suite 301
Seattle, WA 98188
Attention: Mary Pease/Vicky Heineck
  Telephone: 1(800) 297-5518
  Facsimile: 1(800) 297-5495

Payment Instructions:

Key Bank of Washington
ABA 125000574
Account Name:  Crown Pacific Limited Partnership
Ref.:  N.W. Region Specialty Services
Attn.: Mary Pease/Vicky Heineck

Domestic and Offshore Lending Office:

same as Operations notice address

NORTHWEST FARM CREDIT SERVICES, ACA
  as a Bank

Addresses for Notices:

 (a) Credit notices:

AgAmerica, FCB
601 West First Avenue
Spokane, WA 99204
Attention: Alfred Compton, Vice President
  Telephone:  (509) 838-9280
  Facsimile:  (509) 838-9445

 (b) Operations notices:

Northwest Farm Credit Services, ACA
601 West First Avenue
P.O.Box TAF-C-5
Spokane, WA 99220
Attention: Kyle Hexom
  Telephone:  (509) 838-9337

  Facsimile:  (509) 838-9364

Payment Instructions:

AgAmerica, FCB
ABA 1251-0829-8
AGAMER FCB SPOK
Ref.: Crown Pacific Participation
Please notify Kyle Hexom upon receipt of funds

Domestic and Offshore Lending Office:

same as Operations notice address


BANK OF MONTREAL
as a Bank

Address for notices:

 (a) Credit notices:

Bank of Montreal
115 S. LaSalle Street
Chicago, IL 60603
Attention: Susan Blackburn, Director
  Telephone: (312) 750-3887
  Facsimile: (312) 750-3808

 (b) Operations notices:

Bank of Montreal
(same address as above)
Attention: Debra Sandt
  Int. Officer - Client Services
  Telephone: (312) 750-4312
  Facsimile: (312) 750-4344

Payment Instructions:

Harris Bank & Trust
ABA 071000288
Account No.134856-6
Account Name:  Bank of Montreal
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:
same as notice addresses

THE BANK OF NOVA SCOTIA
as a Bank

Address for Notices:

 (a) Credit notices:

The Bank of Nova Scotia
888 S.W. Fifth Avenue
Suite 750
Portland, OR 97204
Attention: Daryl Hogge
  Relationship Manager
  Telephone: (503) 222-4169
  Facsimile: (503) 222-5502

 (b) Operations notices:

The Bank of Nova Scotia
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA 30308
Attention: Craig Subryan
  Telephone: (404) 877-1563
  Facsimile: (404) 888-8998

Payment Instructions:

The Bank of Nova Scotia
ABA 026 002 532
Account No.  6102-32
Account Name:  BNS-Portland Loan Servicing
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Credit notice address


AMENDED AND RESTATED
FACILITY B
CREDIT AGREEMENT

Dated as of May 13, 1996

among

CROWN PACIFIC LIMITED
PARTNERSHIP

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

as Agent,

Issuing Bank and Swingline Bank

ABN AMRO BANK, N.V.

as Documentation Agent

and

THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

Arranged By

BA SECURITIES, INC.


TABLE OF CONTENTS                                                      Page

ARTICLE I. DEFINITIONS                                                    1
1.1. Certain Defined Terms.                                               1
1.2. Other Interpretive Provisions.                                      29
1.3. Accounting Principles.                                              30

ARTICLE II. THE CREDITS                                                  30
2.1. Amounts and Terms of Commitments.                                   30
2.2. Loan Accounts.                                                      31
2.3. Procedure for Borrowing.                                            31
2.4. Conversion and Continuation Elections                               33
2.5. Voluntary Termination or Reduction of Commitments                   34
2.6. Optional Prepayments.                                               34
2.7. Mandatory Prepayments of Loans; Mandatory Commitment Reductions     35
2.8. Repayment                                                           37
2.9. Interest............................................................37
2.10. Swingline Loans....................................................38

2.11. Fees...............................................................40
2.12. Computation of Fees and Interest...................................41
2.13. Payments by the Company............................................41
2.14. Payments by the Banks to the Agent.................................42
2.15. Sharing of Payments, Etc...........................................42
2.16. Quarterly Adjustments..............................................43
2.17. Security...........................................................43

ARTICLE III. THE LETTERS OF CREDIT.......................................44
3.1. The Letter of Credit Subfacility....................................44
3.2. Issuance, Amendment and Renewal of Letters of Credit................45
3.3. Risk Participations, Drawings and Reimbursements....................47
3.4. Repayment of Participations.........................................49
3.5. Role of the Issuing Bank............................................49
3.6. Obligations Absolute................................................50
3.7. Cash Collateral Pledge..............................................51
3.8. Letter of Credit Fees...............................................51
3.9. Uniform Customs and Practice........................................52

ARTICLE IV. TAXES, YIELD PROTECTION AND ILLEGALITY.......................52
4.1. Taxes...............................................................52
4.2. Illegality..........................................................53
4.3. Increased Costs and Reduction of Return.............................54
4.4. Funding Losses......................................................54
4.5. Inability to Determine Rates........................................55
4.6. Certificates of Banks...............................................55
4.7. Survival............................................................55

ARTICLE V. CONDITIONS PRECEDENT..........................................56
5.1. Conditions of Initial Credit Extensions.............................56
5.2. Conditions to All Credit Extensions.................................59

ARTICLE VI. REPRESENTATIONS AND WARRANTIES...............................59
6.1. Existence and Power.................................................60
6.2. Authorization; No Contravention.....................................60
6.3. Governmental Authorization..........................................60
6.4. Binding Effect......................................................61
6.5. Litigation..........................................................61
6.6. No Default..........................................................61
6.7. ERISA Compliance....................................................61
6.8. Use of Proceeds; Margin Regulations.................................62
6.9. Title to Properties.................................................62
6.10. Taxes..............................................................63
6.11. Financial Condition................................................63
6.12. Environmental Matters..............................................63
6.13. Regulated Entities.................................................64
6.14. No Burdensome Restrictions.........................................64
6.15. Copyrights, Patents, Trademarks and Licenses, Etc..................64
6.16. Subsidiaries.......................................................65
6.17. Insurance..........................................................65
6.18. Labor Relations....................................................65
6.19. Partnership Interests..............................................65
6.20. Full Disclosure....................................................65
6.21. Solvency...........................................................66

6.22. Swap Obligations...................................................66
6.23. Collateral Documents...............................................66

ARTICLE VII. AFFIRMATIVE COVENANTS.......................................66
7.1. Financial Statements................................................66
7.2. Certificates; Other Information.....................................68
7.3. Notices.............................................................69
7.4. Preservation of Partnership Existence, Etc..........................70
7.5. Maintenance of Property.............................................71
7.6. Insurance...........................................................71
7.7. Payment of Obligations..............................................71
7.8. Compliance with Laws................................................71
7.9. Inspection of Property and Books and Records........................72
7.10. Environmental Laws.................................................72
7.11. Use of Proceeds....................................................72
7.12. Further Assurances.................................................73

ARTICLE VIII. NEGATIVE COVENANTS.........................................73
8.1. Limitation on Liens.................................................73
8.2. Asset Dispositions..................................................75
8.3. Consolidations and Mergers..........................................77
8.4. Harvesting Restrictions.............................................77
8.5. Loans and Investments...............................................79
8.6. Limitation on Indebtedness..........................................80
8.7. Transactions with Affiliates........................................81
8.8. Use of Proceeds.....................................................81
8.9. Contingent Obligations..............................................82
8.10. Joint Ventures.....................................................82
8.11. Restricted Payments................................................82
8.12. Change in Business.................................................83
8.13. Fiscal Year Changes................................................83
8.14. Amendments to Agreements...........................................83
8.15. Limitation on Voluntary Payments of Senior Notes, Etc..............83
8.16. Cash Flow to Interest Expense Ratio................................83
8.17. Total Debt to Cash Flow Ratio......................................84
8.18. Cash Coverage Ratio................................................84
ARTICLE IX. EVENTS OF DEFAULT............................................84
9.1. Event of Default....................................................84
9.2. Remedies............................................................87
9.3. Rights Not Exclusive................................................87

ARTICLE X. THE AGENT.....................................................88
10.1. Appointment and Authorization......................................88
10.2. Delegation of Duties...............................................88
10.3. Liability of Agent.................................................88
10.4. Reliance by Agent..................................................89
10.5. Notice of Default..................................................89
10.6. Credit Decision....................................................90
10.7. Indemnification....................................................90
10.8. Agent in Individual Capacity.......................................91
10.9. Successor Agent....................................................91
10.10. Collateral Matters................................................91
10.11. Withholding Tax...................................................92

10.12. Documentation Agent...............................................93

ARTICLE XI. MISCELLANEOUS................................................94
11.1. Amendments and Waivers.............................................94
11.2. Notices............................................................95
11.3. No Waiver; Cumulative Remedies.....................................95
11.4. Costs and Expenses.................................................96
11.5. Indemnity..........................................................96
11.6. Marshalling; Payments Set Aside....................................97
11.7. Successors and Assigns.............................................97
11.8. Assignments, Participations, Etc...................................97
11.9. Set-off...........................................................100
11.10. Automatic Debits of Fees.........................................100
11.11. Notification of Addresses, Lending Offices, Etc..................100
11.12. Counterparts.....................................................100
11.13. Severability.....................................................101
11.14. No Third Parties Benefited.......................................101
11.15. Governing Law and Jurisdiction...................................101
11.16. Waiver of Jury Trial.............................................101
11.17. Recourse.........................................................102
11.18. Entire Agreement.................................................102

SCHEDULES

Schedule 1.1 Investment Policy
Schedule 2.1 Commitments
Schedule 5.5 Litigation
Schedule 5.7 ERISA
Schedule 5.12 Environmental Matters
Schedule 5.16 Subsidiaries and Minority Interests
Schedule 7.1 Permitted Liens
Schedule 7.5 Permitted Loans and Investments
Schedule 7.6 Permitted Indebtedness
Schedule 7.9 Contingent Obligations
Schedule 10.2 Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A Form of Notice of Borrowing
Exhibit B Form of Notice of Conversion/Continuation
Exhibit C Form of Compliance Certificate
Exhibit D Form of Legal Opinion of Company's Counsel
Exhibit E Form of Assignment and Acceptance
Exhibit F Form of Note
Exhibit G Form of Escrow Agreement

AMENDED AND RESTATED
CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of May 13, 1996, among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, as agent for the Banks.

WHEREAS, the Company, the Original Banks and BofA as agent for the Original Banks entered into a Credit Agreement dated as of December 13, 1994 (as amended by the Amendment to Credit Agreement dated as of February 21, 1995, the "Original Credit Agreement");

WHEREAS, the Company, the Existing Banks and BofA as agent for the Existing Banks entered into an Amended and Restated Credit Agreement dated as of May 22, 1995 (the "1995 Amended and Restated Credit Agreement");

WHEREAS, the Company, the Agent and the Existing Banks, except for the Departing Bank, desire to enter into this Agreement to amend and restate the 1995 Amended and Restated Credit Agreement and the Documentation Agent and the Banks desire to become parties to this Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Company, the Agent and the Existing Banks, except for the Departing Bank, hereby amend and restate the 1995 Amended and Restated Credit Agreement in its entirety and, together with the Documentation Agent and the Banks that are not Existing Banks, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms.  The following terms have the following meanings:
"Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests or equity of any Person or otherwise causing any Person, to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

"Acquisition Term Loan" has the meaning specified in subsection 2.1(b).

"Acquisition Term Loan Commitment" has the meaning specified in subsection
2.1(b).

"Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

"Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 9.9.

"Agent-Related Persons" means BofA, BofA as agent under Original Credit Agreement and the 1995 Amended and Restated Credit Agreement, and any successor agent arising under Section 9.9, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

"Agent's Payment Office" means the address for payments set forth on Schedule
10.2 in relation to the Agent, or such other address as the Agent may from time to time specify.

"Agreement" means this Amended and Restated Credit Agreement.

"Amended and Restated Facility B Credit Agreement" means the Amended and Restated Facility B Credit Agreement dated as of the date hereof between the Company, the Banks and the Agent.

"Annual Timber Increase" and "Annual Timber Decrease" have the meanings specified in Section 7.4.

"Applicable Margin" means, in respect of all Loans outstanding on any date
(A) 2.5% for Offshore Rate Loans and 1.5% for Base Rate Loans from the Closing Date through the earlier of (x) December 31, 1996, or (y) the receipt by the Company of Equity Proceeds of at least $ 125,000,000 and repayment in full of the Bridge Term Loan; and (B) thereafter, (x) if the Company has received Equity Proceeds of at least $125,000,000 by December 31, 1996, 2.5% for Offshore Rate Loans and 1.5% for Base Rate Loans until the repayment in full of the Bridge Term Loan, after which the Applicable Margin shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below; or (y) if the Company has not received Equity Proceeds of at least $125,000,000 by December 31, 1996, 3.5% for Offshore Rate Loans and 2.5% for Base Rate Loans until delivery of financial reports pursuant to subsections 6.1(a) or (b) and the certificate delivered pursuant to subsection 6.2(b) with respect to a fiscal quarter as of which the Total Debt to Cash Flow Ratio is equal to or less than 4.0 to 1.0, after which the Applicable Margin shall be determined in accordance with the chart below based upon the Total Debt to Cash Flow Ratio on a trailing four fiscal quarter basis as set forth below. Total Debt to Cash Flow Ratio at End of Fiscal Quarter Applicable Margin

Offshore
Rate Loans
Base
Rate Loans

Less than or equal to 3.50 to 1.00
1.6250%
0.6250%

Greater than 3.50 to 1.00 but less
than or equal to 4.00 to 1.00

2.0000%

1.0000%

Greater than 4.00 to 1.00 but less
than or equal to 4.50 to 1.00

2.2500%

1.2500%

Greater than 4.50 to 1.00
2.5000%
1.5000%


For all periods that the Applicable Margin is based upon the foregoing chart, the Applicable Margin for each fiscal quarter shall be calculated in reliance on the financial reports delivered pursuant to subsections 6.1(a) and (b) and the certificate delivered with respect thereto pursuant to subsection 6.2(b) with respect to the fiscal quarter ending immediately before the fiscal quarter in question (e.g., June 30 financials determine the Applicable Margin for the fiscal quarter beginning July 1). As such financial reports and certificate are not required to be delivered hereunder until 60 days (or 90 days in the case of fiscal year-end financial reports) after the end of the applicable fiscal quarter, the Applicable Margin for each fiscal quarter that the Applicable Margin is based upon the foregoing chart shall be assumed for interim calculation and collection purposes, until delivery of such financial reports and certificate, to be the same as for the immediately preceding fiscal quarter. If such financial reports and certificate are delivered before the beginning of the next succeeding fiscal quarter, then the Applicable Margin will be adjusted retroactively to the beginning of the fiscal quarter in question. If the Company fails to deliver such financial reports and certificate to the Agent for any fiscal quarter by the beginning of the next succeeding fiscal quarter (e.g., by October 1 for the fiscal quarter ending June 30), then the Applicable Margin for the following fiscal quarter (e.g., October 1 through December 31) shall be assumed for interim calculation and collection purposes, until delivery of such financial reports and certificates, to be the Applicable Margin applicable to the next higher Total Debt to Cash Flow Ratio; thus, if the Applicable Margin had previously been 2.0% for Offshore Rate Loans and 1.0% for the Base Rate Loans, a failure to deliver quarterly financials by the first day of the next fiscal quarter would cause the Applicable Margin to be 2.25% and 1.25%, respectively, until such delivery. Upon delivery of such delinquent financial reports and certificate, the Applicable Margin will be adjusted retroactively to the beginning of the immediately preceding fiscal quarter, with any payment adjustments being made pursuant to Section 2.14. Whether or not the Applicable Margin is based upon the foregoing chart, the Applicable Margin shall be adjusted automatically as to all Loans then outstanding (without regard to the timing of Interest Periods) as of the effective date of any change in the Applicable Margin.

"Arranger" means BA Securities, Inc., a Delaware corporation.

"Assignee" has the meaning specified in subsection 10.8(a).

"Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all disbursements of internal counsel.

"Available Cash" means, with respect to any fiscal quarter and without duplication:

(a) the sum of:

(i) all cash receipts of the Company during such fiscal quarter from all sources;

(ii) any reduction with respect to such fiscal quarter in a cash reserve (other than an SAU Reserve (as defined in the Master Partnership Agreement)) previously established pursuant to clause (b)(ii) below (either by reversal or utilization) from the level of such reserve at the end of the prior fiscal quarter; and

(iii) the amount available to be borrowed on the last day of such fiscal quarter under the Working Capital Facility but only so long as the conditions relating to a "Borrowing" set forth in subsections 5.2(b) and (c) of and as defined in the Facility B Credit Agreement would be satisfied or waived on such date (or, if the Working Capital Facility is other than the Facility B Credit Agreement, the conditions to borrowing under such Working Capital Facility would be satisfied or waived on such date);

(b) less the sum of:

(i) all cash disbursements of the Company during such fiscal quarter, including, without limitation, disbursements for operating expenses (including, without limitation, the amounts described in the second sentence of Section 7.7), taxes, if any, debt service (including, without limitation, the payment of principal, premium and interest), redemption of Partnership Interests (as defined in the Company Partnership Agreement), capital expenditures and cash distributions to Partners (as defined in the Company Partnership Agreement) (but only to the extent that such cash distributions to Partners exceed Available Cash for the immediately preceding fiscal quarter); and

(ii) any cash reserves established with respect to such fiscal quarter, and any increase with respect to such fiscal quarter in a cash reserve established pursuant to this clause (b)(ii) from the level of such reserve at the end of the prior fiscal quarter, in such amounts as the Managing General Partner determines in its reasonable discretion to be necessary or appropriate (A) to provide for the proper conduct of the business of the Company (including, without limitation, reserves for future capital expenditures and those established with respect to the Obligations hereunder, the "Obligations" under and as defined in the Amended and Restated Facility B Credit Agreement, and the Senior Notes), provided that the reserves established during such fiscal quarter pursuant to this clause (b)(ii) shall include an amount not less than (x) 50% of the aggregate amount of all interest in respect of the Senior Notes to be paid on the interest payment date immediately following such fiscal quarter, (y) 100% of the aggregate amount of all accrued and unpaid interest in respect of the Loans and the Facility B Loans on the date of determination, and (z) 25% of the aggregate amount of all principal in respect of the Senior Notes scheduled to be paid during the nine calendar month period immediately following such fiscal quarter, (B) to establish or add to an SAU Reserve in accordance with the Master Partnership Agreement, (C) to provide funds for distributions to the Partners in respect of any one or more of the next four fiscal quarters or
(D) because the distribution of such amounts would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company is a party or by which it is bound or its assets are subject. Taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Partners (as defined in the Company Partnership Agreement) shall not be considered cash disbursements of the Company that reduce Available Cash, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the Managing General Partner, such taxes (if pertaining to all Partners) may be considered to be cash disbursements of the Company which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

"Bank" has the meaning specified in the introductory clause hereto.

"Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. 101, et seq.).

"Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

"Base Rate Loan" means a Loan that bears interest based on the Base Rate.

"Bridge Term Loan" has the meaning specified in subsection 2.1(a).

"Bridge Term Loan Commitment" has the meaning specified in subsection 2.1(a).

"BofA" means Bank of America National Trust and Savings Association, a national banking association.

"Borrowing" means a borrowing hereunder consisting of Loans of the same Type made to the Company on the same day by the Banks pursuant to Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Portland, Oregon, New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

"Capital Additions and Improvements" means (a) additions or improvements to the capital assets owned by the Company or any of its Subsidiaries or (b) the acquisition of existing or the construction of new capital assets (including, without limitation, timberlands and timber processing and manufacturing facilities and related assets) made to increase the Operating Capacity of the Company and its Subsidiaries, taken as a whole, from the Operating Capacity of the Company and its Subsidiaries, taken as a whole, existing immediately prior to such addition, improvement, acquisition or construction.

"Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

"Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent and the Banks, as collateral for the Offshore Rate Loans, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent (which documents are hereby consented to by the Banks). The Company hereby grants to the Agent, for the benefit of the Agent and the Banks, a security interest in all such cash and deposit account balances. Derivatives of such term shall have corresponding meaning. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

"Cash Coverage Ratio" means the ratio of (a) EBITDA, plus the Net Proceeds from the sale or other disposition of assets permitted under subsections 7.2(a), (b), (c), (d), or (f)(ii)(C), to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions, plus any decreases and minus any increases to the reserves described in clauses (c)(i), (ii) and (iii) of the definition of Cash Provided by Operating Activity, plus any decreases and minus any increases in the amount available to be borrowed under the Working Capital Facility at the end of the relevant period, minus capital expenditures (excluding capital expenditures financed with Indebtedness incurred for such purpose concurrently with or within 20 days after such capital expenditures), to (b) cash distributions to partners, plus interest expense, plus all payments of principal or Indebtedness other than the Working Capital Facility. All such calculations shall be on a consolidated basis for the Company and its Subsidiaries and shall be based upon the four fiscal quarter period ending on the last day of the most recent fiscal quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered.

"Cash Flow" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered: (i) EBITDA for such period; (ii) plus the Net Proceeds from the sale or other disposition of assets permitted under subsections 7.2(a), (b), (c), (d) or
(f)(ii)(C) during such period, to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions; (iii) plus or minus, as applicable, in connection with any timberland acquired by the Company with the proceeds of Indebtedness within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such timberlands been owned by the Company for such period, as certified (in a certificate containing such detail as the Required Banks may reasonably request) by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow account pursuant to Section 7.4.

"Cash Provided by Operating Activity" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending as of the last day of the most recent fiscal quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered:

(a) the sum of all cash receipts of the Company and its Subsidiaries during such period (excluding any cash proceeds from any Interim Capital
Transactions),

(b) less the sum of:

(i) all cash operating expenditures of the Company and its Subsidiaries during such period, including, without limitation, taxes, if any, and amounts owed to the Master Partnership for management services rendered to the Company for which the Master Partnership is obligated to reimburse the Managing General Partner or the Special General Partner pursuant to Section
6.4 of the Master Partnership Agreement,

(ii) all cash debt service payments of the Company and its Subsidiaries during such period (other than payments or prepayments of principal and premium (A) required by reason of loan agreements (including, without limitation, covenants and default provisions therein) or by lenders, in each case in connection with sales or other dispositions of assets or (B) made in connection with refinancings or refundings of indebtedness with the proceeds from new indebtedness or from the sale of equity interests, provided, that any payment or prepayment of principal and premium, whether or not then due, shall be deemed, at the election and in the discretion of the Managing General Partner, to be refunded or refinanced by any indebtedness incurred or to be incurred by the Company or any of its Subsidiaries simultaneously with or within 180 days prior to or after such payment or prepayment to the extent of the principal amount of such indebtedness so incurred), and

(iii) all cash capital expenditures of the Company and its Subsidiaries during such period, including, without limitation, cash capital expenditures made in respect of Maintenance Capital Expenditures, but excluding (A) cash capital expenditures made in respect of Operating Capacity Acquisitions and Capital Additions and Improvements and (B) cash expenditures made in payment of transaction expenses relating to Interim Capital Transactions,

(c) less any additions and plus any reductions to the following reserves during such period:

(i) any cash reserves of the Company and its Subsidiaries that the Managing General Partner deems in its reasonable discretion to be necessary or appropriate to provide for the future cash payment of items of the type referred to in clauses (b)(i) through (iii) above including, without limitation, those reserves established with respect to the Obligations hereunder, the "Obligations" under and as defined in the Amended and Restated Facility B Credit Agreement, and the Senior Notes and as set forth in clause (b)(ii)(A) of the definition of "Available Cash",

(ii) any amounts held in the SAU Reserve (as defined in the Master Partnership Agreement), and

(iii) any other cash reserves of the Company and its Subsidiaries that the Managing General Partner deems in its reasonable discretion to be necessary or appropriate to provide funds for distributions with respect to Units (as defined in the Master Partnership Agreement), any general partner interests in the Master Partnership and any Partnership Interests in respect of any one or more of the next four fiscal quarters, all as determined on a consolidated basis with respect to the Company and its Subsidiaries and after taking into account the Managing General Partner's interest therein attributable to its general partner interest in the Company. Where cash capital expenditures are made in part in respect of Operating Capacity Acquisitions or Capital Additions and Improvements and in part for other purposes, the Managing General Partner's good faith allocation thereof between the portion made for Operating Capacity Acquisitions or Capital Additions and Improvements and the portion made for other purposes shall be conclusive. Taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash operating expenditures of the Company that reduce Cash Provided by Operating Activity, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the Managing General Partner, such taxes (if pertaining to all Partners) may be considered to be cash operating expenditures of the Company which reduce Cash Provided by Operating Activity, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

"CERCLA" has the meaning specified in the definition of "Environmental Laws."

"Closing Date" means the date on which all conditions precedent set forth in
Section 4.1 are satisfied or waived by all Banks (or, in the case of subsection 4.1(e), waived by the Person entitled to receive such payment).

"Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

"Commitment", as to each Bank, has the meaning specified in subsection 2.1.

"Company" has the meaning specified in the introductory clause hereto.

"Company's Knowledge" shall mean the actual knowledge of any Person holding an office of divisional manager of the Company or any Person holding an office senior to a divisional manager including, without limitation, any senior executive or officer of the Company.

"Company Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Company dated as of December 22, 1994, between the Managing General Partner and the Master Partnership.

"Compliance Certificate" means a certificate substantially in the form of Exhibit C.

"Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor,

(iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments;
(c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if undeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

"Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

"Conversion/Continuation Date" means any date on which, under Section 2.4, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

"Conversion Facilities" means, collectively, those assets of the Company consisting of six lumber mills in the States of Oregon, Idaho and Montana, and the plywood facility and remanufacturing facility in the State of Oregon.

"CPI" means the Consumer Price Index For All Urban Consumers (CPI-U), All Cities, (1982-84 equals 100), as published by the U.S. Department of Labor, Bureau of Labor Statistics, or any successor publication. If the CPI should hereafter be changed, then the new base shall be converted to the 1982-84 base and the base so converted shall be used.

"Credit Extension" means the making of any Loans hereunder, including any conversion or continuation thereof.

"Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

"Departing Bank" means AgAmerica, FCB.

"Designated Acres" means up to an aggregate during the term of this Agreement of 50,000 acres owned by the Company which (based on the good faith determination of, and as certified to the Agent and the Banks in writing by, a Responsible Officer that such acres have at the time such determination is made a higher value as recreational, commercial, residential, grazing or agricultural property than for timber production) may reasonably be designated by the Managing General Partner at the time of the sale thereof as constituting Designated Acres.

"Documentation Agent" means ABN AMRO Bank N.V., in its capacity as documentation agent for the Banks.

"Dollars", "dollars" and "$" each mean lawful money of the United States.

"EBITDA" means, as measured quarterly on the last day of each fiscal quarter for the four fiscal quarter period then ending, and determined in accordance with GAAP for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) consolidated net income (or net loss) for such period, plus (ii) all amounts treated as expenses for depreciation, depletion and interest and the amortization of intangibles of any kind to the extent included in the determination of such consolidated net income (or loss), plus (iii) all accrued taxes on or measured by income to the extent included in the determination of such consolidated net income (or loss); provided, however, that consolidated net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

"Effective Date" has the meaning specified in Section 7.4.

"Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank,
(B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

"Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for (i) violation of any Environmental Law, or (ii) release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or (iii) damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases of any Hazardous Material at, in, or from property, whether or not owned by the Company.

"Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety, natural resource and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the Endangered Species Act and similar state laws.

"Equity Issuance" means issuance of equity in consequence of a primary offering by the Master Partnership.

"Equity Proceeds" means proceeds contributed to the Company by the Master Partnership from an Equity Issuance calculated net of fees and expenses.

"ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

"ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or 414(c) of the Code.

"ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA;

(d) a failure by the Company or any ERISA Affiliate to make required contributions to a Pension Plan or other Plan subject to Section 412 of the Code; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company; or (g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

"Escrow Agreement" means an agreement or agreements entered into by the Company pursuant to subsections 7.2(f) or 7.4, substantially in the form of Exhibit G.

"Eurodollar Reserve Percentage" has the meaning specified in the definition of

"Offshore Rate".

"Event of Default" means any of the events or circumstances specified in
Section 8.1.

"Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

"Existing Banks" means, collectively, BofA, ABN AMRO Bank, N.V., Societe Generale, Wells Fargo Bank, N.A., Banque Paribas, Union Bank of California, N.A. (as successor to The Bank of California, N.A.), Key Bank of Washington and AgAmerica, FCB.

"Existing Timberlands" has the meaning specified in Section 7.4.

"Facility B Loan" means a "Loan" as defined in the Amended and Restated Facility B Credit Agreement or a "Loan" as defined in the Original Facility B Credit Agreement (as defined in the Amended and Restated Facility B Credit Agreement).

"FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

"Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

"Fee Letters" means the letter agreement between the Company, the Documentation Agent, the Arranger and the Agent, dated April 3, 1996, as supplemented by a letter agreement between the Agent and the Company of even date herewith, and the fee letter between the Company, the Arranger and the Agent, dated April 3, 1996.

"FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

"Fremont" means Fremont Timber, Inc., a Delaware corporation.

"GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

"Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

"Hazardous Materials" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

"HS Corp." means HS Corp. of Oregon, an Oregon corporation.

"Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above.

"Indemnified Liabilities" has the meaning specified in Section 10.5.

"Indemnified Person" has the meaning specified in Section 10.5.

"Independent Auditor" has the meaning specified in subsection 6.1(a).

"Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. "Interest Expense" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsection 6.1(a) and a certificate pursuant to subsection 6.2(b) have been delivered: (a) the interest expense of the Company and its Subsidiaries, plus (b) the additional interest expense that would have accrued on the Indebtedness incurred to acquire the timberlands described in clause (iii) of the definition of "Cash Flow" had such Indebtedness been outstanding for the full four fiscal quarter period, based upon the interest rate applicable on such date of determination to such Indebtedness (unless a higher interest rate is scheduled to apply during the next four fiscal quarters, in which case such higher interest rate shall be employed for such portion of the prior four fiscal quarters as is scheduled to apply during the next four fiscal quarters). "Interest Payment Date" means, (a) with respect to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan, and (b) with respect to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

"Interest Period" means, as to any Offshore Rate Loan, the period commencing on the Closing Date or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in the Notice of Borrowing or Notice of Conversion/Continuation; provided that:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period applicable to any Loan shall extend beyond any date upon which any scheduled principal payment is due pursuant to subsections 2.7
(a) or (b) unless the aggregate principal amount of Loans represented by Base Rate Loans or Offshore Rate Loans having Interest Periods that will expire on or before such date equals or exceeds the amount of such principal payment.

"Interim Capital Transactions" means (a) borrowings, refinancings or refundings of indebtedness and sales of debt securities (other than for working capital purposes and other than for items purchased on open account in the ordinary course of business) by the Company, (b) sales of equity interests by the Company, and (c) sales or other voluntary or involuntary dispositions of any assets of the Company (other than (x) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business, including the exchange of timber or real property for other timber or real property, to the extent that the timber or real property received in exchange is of equal or greater value, or the sale of timber or real property, to the extent the proceeds from which are invested within 180 days in other timber or real property (including such investments not consummated during such 180 days if a binding agreement for such investment is completed within 90 days after the expiry of such 180 day period), (y) sales or other dispositions of assets to the extent the proceeds from which do not exceed cash expenditures by the Company for the purchase of timber or real property during the preceding 90 days (excluding any purchase to the extent financed by a Loan), and (z) sales or other dispositions of assets as a part of normal retirements or replacements).

"Investment Policy" means the Investment Policy of the Company as attached hereto as Schedule 1.1 (without giving effect to any later amendments thereto unless such amendments are approved in writing by the Required Banks).

"IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions.

"Joint Venture" means a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

"Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.2, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

"Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

"Loan" has the meaning specified in subsection 2.2(a) and may be a Base Rate Loan or an Offshore Rate Loan (each a "Type" of Loan).

"Loan Documents" means this Agreement, any Notes, the Fee Letters, and all other documents delivered to the Agent or any Bank in connection herewith or therewith; provided that, Loan Documents shall not include the Amended and Restated Facility B Credit Agreement and any exhibits thereto that are not also exhibits to this Agreement.

"Maintenance Capital Expenditures" means cash capital expenditures made to maintain, up to the level thereof that existed at the time of such expenditure, the Operating Capacity of the capital assets of the Company and its Subsidiaries, taken as a whole, as such assets existed at the time of such expenditure and shall, therefore, not include cash capital expenditures made in respect of Operating Capacity Acquisitions, and Capital Additions and Improvements. Where cash capital expenditures are made in part to maintain the Operating Capacity level referred to in the immediately preceding sentence and in part for other purposes, the Managing General Partner's good faith allocation thereof between the portion used to maintain such Operating Capacity level and the portion used for other purposes shall be conclusive.

"Managing General Partner" means Crown Pacific Management Limited
Partnership, a Delaware limited partnership and (i) the sole general partner of the Company and (ii) the sole managing general partner of the Master Partnership, and any successor general partner of the Company or managing general partner of the Master Partnership, as applicable.

"Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

"Master Partnership" means Crown Pacific Partners, L.P., a Delaware limited partnership.

"Master Partnership Agreement" means the Amended Restated Agreement of Limited Partnership of the Master Partnership dated as of December 22, 1994, between the Managing General Partner, the Special General Partner and the limited partners party thereto.

"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole or the Master Partnership; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

"MGP General Partners" means, collectively, Fremont and HS Corp., the sole general partners of the Managing General Partner, and any successor general partner of the Managing General Partner.

"MGP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Managing General Partner dated as of December 1, 1994, between the MGP General Partners and the limited partners party thereto.

"Net Proceeds" means, as to any disposition of assets by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such disposition excluding amounts payable to such Person or any Affiliate of such person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the asset which is the subject of such disposition.

"1995 Amended and Restated Credit Agreement" has the meaning specified in the recitals.

"1994 Senior Notes" means those certain senior promissory notes in the aggregate principal amount of $275,000,000 issued and sold pursuant to the 1994 Senior Note Agreement.

"1995 Senior Notes" means those certain senior promissory notes in the aggregate principal amount of $25,000,000 issued and sold pursuant to the 1995 Senior Note Agreement.

"1994 Senior Note Agreement" means the Note Agreement dated as of December 1, 1994, providing for the issuance and sale by the Company of the 1994 Senior Notes to the purchasers listed in the schedule of purchasers attached thereto as Schedule I.

"1995 Senior Note Agreement" means the Note Agreement dated as of March 15, 1995, providing for the issuance and sale by the Company of the 1995 Senior Notes to the purchasers listed in the schedule of purchasers attached thereto as Schedule I.

"Note" means the promissory note executed by the Company in favor of a Bank pursuant to subsection 2.2(b), in substantially the form of Exhibit F.

"Notice of Borrowing" means a notice in substantially the form of Exhibit A.

"Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

"Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document, owing by the Company to any Bank, the Documentation Agent, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

"Offshore Rate" means, for any Interest Period with respect to Offshore Rate Loans, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:
Offshore Rate =  LIBO Rate
 1.00 - Eurodollar Reserve Percentage
Where,

"Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any
Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as

"Eurocurrency liabilities") having a term comparable to such Interest Period;
and

"LIBO Rate" for any Interest Period, with respect to an Offshore Rate Loan, means:

(i) the rate of interest per annum determined by the Agent to be the arithmetic mean of the rates of interest per annum appearing on Telerate Page 3750 (or any successor publication) for Dollar deposits in the approximate amount of the Offshore Rate Loan to be made, continued or converted by BofA, and having a maturity comparable to such Interest Period, at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, subject to clause (ii) below; or

(ii) if for any reason rates are not available as provided in the preceding clause (i) of this definition, the "LIBO Rate" instead means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by BofA as the rate of interest at which Dollar deposits in the approximate amount of the Offshore Rate Loan to be made, continued or converted by BofA, and having a maturity comparable to such Interest Period, would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

"Offshore Rate Loan" means a Loan that bears interest based on the Offshore
Rate.

"Operating Capacity" means the operating capacity and resources (including, without limitation, the capacity to grow timber or process logs) of the Company and its Subsidiaries, taken as a whole.

"Operating Capacity Acquisition" means any transaction in which the Company or any Subsidiary acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the Operating Capacity of the Company and its Subsidiaries, taken as a whole, from the Operating Capacity of the Company and its Subsidiaries, taken as a whole, existing immediately prior to such transaction.

"Organization Documents" means, (i) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation; and, (ii) for any limited partnership, the certificate of limited partnership, the limited partnership agreement, all applicable partnership resolutions, and all other agreements among the general or limited partners (or any of them) of such partnership relating thereto (but not including agreements solely between the limited partners of the Master Partnership).

"Original Banks" means, collectively, BofA, ABN AMRO Bank N.V. and Societe Generale.

"Original Credit Agreement" has the meaning specified in the Recitals hereto.

"Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

"Participant" has the meaning specified in subsection 10.8(d).

"Partner Entities" means the Managing General Partner, the MGP General Partners and the Master Partnership.

"PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

"Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

"Permitted Business" means any business engaged in by the Company on the Closing Date, and any business substantially similar or related to any such business, which shall not include pulp or paper manufacturing.

"Permitted Inclusions" means the aggregate Net Proceeds from the sale or other disposition of assets permitted under subsection 7.2(f)(ii)(A) or (B) to the extent that such Net

Proceeds (a) in any four fiscal quarters do not exceed (i) 2.5% of the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries as determined for purposes of calculating the Asset Coverage Ratio under Section 7.4 at the end of the most recent calendar year for which a Compliance Certificate has been delivered calculating such Asset Coverage Ratio or (ii) $25,000,000 before the delivery of the first such Compliance Certificate, and (b) are not otherwise included in determining EBITDA.

"Permitted Liens" has the meaning specified in Section 7.1.

"Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person, or changes in the value of securities issues by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

"Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any ERISA Affiliate sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

"Planned Volume" has the meaning specified in Section 7.4.

"Pro Forma Consolidated Cash Flow" means, at any date of determination, the sum of the following calculated on a pro forma basis for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered:

(i) Cash Provided by Operating Activity;

(ii) plus all cash debt service payments of the Company and its Subsidiaries during such period to the extent subtracted in determining Cash Provided by Operating Activity;

(iii) plus all cash capital expenditures of the Company and its Subsidiaries during such period, except those relating to Operating Capacity Acquisitions, Capital Additions and Improvements and Interim Capital Transactions, to the extent subtracted in determining Cash Provided by Operating Activity;

(iv) minus any additions and plus any reductions during such period to any cash reserves of the Company and its Subsidiaries established to provide funds for the future cash payment of items of the type referred to in clauses
(ii) and (iii) above, to the extent added or subtracted in determining Cash Provided by Operating Activity;

(v) plus any additions and minus any reductions during such period to the SAU Reserve (as defined in the Master Partnership Agreement) and any other cash reserves of the Company and its Subsidiaries established to provide funds for distributions with respect to Units (as defined in the Master Partnership Agreement), any general partner interests in the Master Partnership and any Partnership Interests, to the extent subtracted or added in determining Cash Provided by Operating Activity; and

(vi) plus and minus, as applicable, in connection with any timberland to be acquired by the Company with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses (i), (ii), (iii) and (iv) above had such timberlands been owned by the Company for such four fiscal quarters, as certified (in a certificate containing such detail as the Required Banks may reasonably request) by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow or cash collateral account pursuant to Section 7.4.

"Pro Forma Interest Expense" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 6.1(a) and (b) and a certificate pursuant to subsection 6.2(b) have been delivered:

(a) interest expense payable during such four fiscal quarter period on all Indebtedness of the Company and its Subsidiaries; plus

(b) interest expense that would have been payable during such four fiscal quarter period in respect of (i) any Indebtedness proposed to be incurred on such date of determination, including any Loan requested hereunder or other Senior Debt, and (ii) Indebtedness incurred after the end of such four fiscal quarter period and before such date of determination, in each case based upon the interest rate applicable on such date of determination to such Indebtedness and giving effect as of the beginning of such four fiscal quarter period (y) to the incurrence of all such Indebtedness described in clauses (i) and (ii), and (z) to the application of any such Indebtedness to the substantially concurrent repayment of any other Indebtedness outstanding during such four fiscal quarter period.

"Pro Forma Maximum Debt Service" means, as of any date of determination, the sum of (a) the highest amount that will be payable by the Company and its Subsidiaries on a consolidated basis, during any consecutive four fiscal quarters, commencing with the fiscal quarter during which such determination occurs and ending on December 31, 2009, in respect of scheduled principal and interest (including payments under capital leases) with respect to all Indebtedness of the Company and its Subsidiaries outstanding on the date of determination other than Loans hereunder, after giving effect to any such Indebtedness proposed to be incurred on such date and to the substantially concurrent repayment of any other Indebtedness, (i) assuming, in the case of such Indebtedness having a variable interest rate, that the rate in effect on the date of determination will remain in effect throughout such period, (ii) treating the principal amount of such Indebtedness outstanding as of such date under a revolving credit or similar agreement (other than Facility B Loans) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended, and (iii) treating the principal amount of any Indebtedness that is payable on demand as maturing and becoming due and payable at the end of any such four fiscal quarters for which such determination may be made and treating the principal amount of any Indebtedness that is otherwise callable during any four fiscal quarters as maturing and becoming due and payable on the last date for such call during those four fiscal quarters; plus (b) interest expense accrued on Facility B Loans during the most recent four fiscal quarters with respect to which financial reports pursuant to subsections 6.1(a) and (b) and the certificates pursuant to subsection 6.2(b) have been delivered.

"Property" has the meaning specified in Section 6.11.

"Pro Rata Share" means, as to any Bank, (a) prior to the Borrowing on the Closing Date, the percentage set forth on Schedule 2.1 for such Bank and (b) thereafter the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the then aggregate unpaid principal amount of such Bank's Loans divided by the then aggregate unpaid principal amount of all Loans.

"Purchase Agreement" has the meaning specified in subsection 4.1(g).

"Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

"Required Banks" means one or more Banks then holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans.

"Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

"Responsible Officer" means, as to the Company, the chief executive officer, the president, the chief financial officer or the Person serving as the secretary and general counsel of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility. With respect to a partnership, a Responsible Officer of a general partner shall constitute a Responsible Officer of such Partnership.

"Restricted Payment" has the meaning specified in Section 7.11.

"SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

"Senior Debt" means, as to the Company, as of any date of determination, without duplication, all outstanding Indebtedness of the Company for borrowed money, including Indebtedness represented by the Senior Notes, this Agreement and the Amended and Restated Facility B Credit Agreement (including "L/C Obligations" as defined therein), but not including any subordinated Indebtedness.

"Senior Notes" means the 1994 Senior Notes and the 1995 Senior Notes.

"Senior Note Agreements" means the 1994 Senior Note Agreement and the 1995 Senior Note Agreement.

"Solvent" means, as to any Person at any time, that (a) (i) in the case of a Person that is not a partnership, the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities), and (ii) in the case of a Person that is a partnership, the sum of (A) the fair value of the property of such Person plus (B) the sum of the excess of the fair value of each general partner's non-partnership property over such partner's non-partnership debts (together the "Applicable Property") is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities), as such value for purposes of both (i) and (ii) is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person (or, in the case of a partnership, the Applicable Property of such Person) is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

"Special General Partner" means Crown Pacific, Ltd., an Oregon corporation and a special general partner of the Master Partnership, and any successor special general partner.

"Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which such Person or any Subsidiary of such Person either (i) in respect of a corporation, more than 50% of the voting stock is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof or
(ii) in respect of an association, partnership, joint venture or other business entity, is the general partner or is entitled to share in more than 50% of the profit, however determined. "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

"Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

"Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as reasonably determined by the Required Banks based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

"Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

"Total Debt" means, as of any date of determination, the sum of the interest-bearing Indebtedness of the Company and its Subsidiaries on a consolidated basis, including all obligations with respect to capitalized leases and all "L/C Obligations" as defined in the Amended and Restated Facility B Credit Agreement and the entire undrawn face amount of letters of credit other than "Letters of Credit" as defined in the Amended and Restated Facility B Credit Agreement with respect to which the Company or any of its Subsidiaries are liable for reimbursement obligations, except that Total Debt shall not include obligations that are entirely Contingent Obligations (other than "L/C Obligations" as defined in the Amended and Restated Facility B Credit Agreement and such obligations with respect to letters of credit other than "L/C Obligations").

"Total Debt to Cash Flow Ratio" means, for any fiscal quarter, the ratio of
(i) Total Debt outstanding at the end of such quarter to (ii) Cash Flow for the four fiscal quarter period ending on the last day of such quarter.

"Type" has the meaning specified in the definition of "Loan."

"Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

"United States" and "U.S." each means the United States of America.

"Working Capital Facility" means (a) until the "Revolving Termination Date" as defined therein, the Amended and Restated Facility B Credit Agreement, and
(b) thereafter, any facility pursuant to which the Company may obtain revolving credit for working capital and general partnership purposes, take-down credit for working capital and general partnership purposes, the issuance of standby and payment letters of credit and back-up for the issuance of commercial paper.

1.2 Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii) The term "including" is not limiting and means "including without limitation."

(iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

(iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, (ii) references to defined terms and cross-references to particular sections of the Company Partnership Agreement or the Master Partnership Agreement shall be deemed references to such terms and such sections in their current form without giving effect to any future amendments or modifications thereto unless such amendments or modifications shall have been approved in writing by the Required Banks, and (iii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks, the Documentation Agent or the Agent merely because of the Agent's, the Documentation Agent's or the Banks' involvement in their preparation.

1.3 Accounting Principles.

(a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP.

(b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

ARTICLE II

THE CREDITS
2.1 Amounts and Terms of Commitments.

 (a) Bridge Term Loan. Each Bank severally agrees, on the terms and conditions set forth herein, to make a single loan to the Company (each such loan, a "Bridge Term Loan") on the Closing Date in an amount not to exceed the amount set forth on Schedule 2.1 under the heading "Bridge Term Loan Commitment" (such amount, as the same may be reduced as a result of one or more assignments under Section 10.8, the Bank's "Bridge Term Loan Commitment"). Amounts borrowed as Bridge Term Loans which are repaid or prepaid by the Company may not be reborrowed.

 (b) Acquisition Term Loan. Each Bank severally agrees, on the terms and conditions set forth herein, to make a single loan to the Company (each such loan, an "Acquisition Term Loan") on the Closing Date in an amount not to exceed the amount set forth in Schedule 2.1 under the heading "Acquisition Term Loan Commitment" (such amount, as the same may be reduced as a result of one or more assignments under Section 10.8, the Bank's "Acquisition Term Loan Commitment"). Amounts borrowed as Acquisition Term Loans which are repaid or prepaid by the Company may not be reborrowed. No portion of the Acquisition Term Loan may be borrowed unless the entire Bridge Term Loan Commitment is being simultaneously borrowed on the Closing Date.

 (c) Application of Loans. The Agent is authorized and directed to apply the proceeds of the Loans on the Closing Date directly to the repayment in full of amounts outstanding under the 1995 Amended and Restated Credit Agreement to the full extent necessary to effect such repayment and, to the extent directed by the Company, to the repayment of amounts outstanding under the Original Facility B Credit Agreement. The Agent will then make available to the Company the aggregate of the amounts made available to the Agent by the Banks representing the remaining proceeds of all Loans by crediting the account of the Company on the books of BofA, or as otherwise directed by the Company, in like funds as received by the Agent.

2.2 Loan Accounts.

(a) The Loans made by each Bank shall be evidenced by one or more accounts or records maintained by such Bank in the ordinary course of business. The accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Bridge Term Loans and Acquisition Term Loans (collectively, the "Loans", and each a "Loan") made by the Banks to the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

(b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

2.3 Procedure for Borrowing on the Closing Date.

(a) The Borrowing on the Closing Date shall be made upon the Company's irrevocable written notice (which notice may be delivered telephonically and confirmed in writing on the same day) delivered to the Agent in the form of a Notice of Borrowing which notice must be received by the Agent (i) prior to 10:00 a.m. (San Francisco time) at least three Business Days prior to the Closing Date, in the case of Offshore Rate Loans; and (ii) prior to 8:00 a.m. (San Francisco time) on the Closing Date, in the case of Base Rate Loans, specifying:

(A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $3,000,000 or any integral multiple of $500,000 in excess thereof;

(B) the requested Borrowing Date, which shall be a Business Day;

(C) the Type of Loans comprising the Borrowing; and

(D) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period if the Borrowing comprises Offshore Rate Loans, such Interest Period shall be three months; provided that the Borrowing may comprise Offshore Rate Loans only if this Agreement has been fully executed before the giving of such notice or the Notice of Borrowing is accompanied by an indemnity letter signed by the Company and acceptable to the Agent and the Banks.

(b) The Agent will promptly notify each Bank of its receipt of the Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

(c) Each Bank will make the amount of its Pro Rata Share of the Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Closing Date in funds immediately available to the Agent.

(d) Unless the Required Banks shall otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan be made as, or converted into or continued as, an Offshore Rate Loan.

(e) After giving effect to the Borrowing, there may not be more than five different Interest Periods in effect with respect to all Loans together.

2.4 Conversion and Continuation Elections.

(a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.4(b):

(i) elect as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an aggregate minimum amount of $3,000,000, or any integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

(ii) elect as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an aggregate minimum amount of $3,000,000, or any integral multiple of $500,000 in excess thereof); provided, that if at any time the aggregate amount of Offshore Rate Loans made on the same day and having the same Interest Period is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

(b) The Company shall deliver a Notice of Conversion/Continuation (which notice may be delivered telephonically and confirmed in writing on the same day) to be received by the Agent (i) not later than 10:00 a.m. (San Francisco time) at least three Business Days in advance of the Conversion/ Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) not later than 10:00 a.m. (San Francisco time) at least one Business Day in advance of the Conversion/ Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

(A) the proposed Conversion/Continuation Date;

(B) the aggregate amount of Loans to be converted or renewed;

(C) the Type of Loans resulting from the proposed conversion or continuation; and

(D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

(c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, or if any Default or Event of Default then exists or if the Company has not delivered to the Agent a notice of prepayment with respect thereto, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

(d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

(e) Unless the Required Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

(f) After giving effect to any conversion or continuation of Loans, there may not be more than five different Interest Periods in effect in respect of all Loans together then outstanding.

2.5 Optional Prepayments. Subject to Section 3.4, the Company may, at any time or from time to time, upon irrevocable notice (which notice may be delivered telephonically and confirmed in writing on the same day) delivered to the Agent not later than 10:00 a.m. (San Francisco time) at least three Business Days prior to such prepayment in the case of Offshore Rate Loans and not later than 8:00 a.m. (San Francisco) time on the date of such prepayment in the case of Base Rate Loans, ratably prepay Loans, in whole or in part, in minimum amounts of $3,000,000 or any integral multiple of $500,000 in excess thereof. Such notice of prepayment shall specify (i) the date and amount of such prepayment, and (ii) whether such prepayment is of Offshore Rate Loans or Base Rate Loans, or any combination thereof. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4.

2.6 Mandatory Prepayments of Loans.

(a) If the Company or any of its Subsidiaries shall at any time or from time to time make or agree to make a sale of properties permitted by subsection 7.2(f), or harvest excess timber permitted by Section 7.4, then (A) the Net Proceeds of such sale shall either be paid by the Company as a prepayment of such Senior Debt as the Company may elect to so prepay or reinvested as required by subsection 7.2(f), and (B) the net proceeds of such excess harvest shall either be paid by the Company as a prepayment of such Senior Debt as the Company may elect to so prepay or reinvested as required by
Section 7.4; provided that, in each case, the Company may not prepay Senior Debt other than the Loans and the Facility B Loans pursuant to this subsection 2.6(a) unless the Company shall also prepay the Loans and the Facility B Loans in an aggregate amount as shall be necessary to cause the Banks together with the "Banks" as defined in the Amended and Restated Facility B Credit Agreement to share such prepayment with the other Senior Debt at least pro rata. Prepayments to be made with respect to the Loans and the Facility B Loans pursuant to this subsection 2.6(a) shall be applied first to the Bridge Term Loans, and second to the Acquisition Term Loans, in each case first to any Base Rate Loans then outstanding, second, at the Company's option, to Cash Collateralize (which cash collateral shall be applied on the maturity date of their Interest Periods to prepay then outstanding Offshore Rate

Loans in the order of their maturities) or to prepay any Offshore Rate Loans then outstanding (in the order of the maturity of their Interest Periods), and third to Facility B Loans in accordance with Section 2.7(a)(i) of the Amended and Restated Facility B Credit Agreement.

(b) Subject to payment of any amounts owing under Section 3.4, if the Company shall incur additional Senior Debt permitted by subsection 7.6(h) in excess of $1,000,000 (but not including Facility B Loans), the Company shall prepay on the date the Company receives the net proceeds of such Senior Debt, the outstanding principal amount of the Loans in an amount equal to such excess. In addition, the Company shall prepay the Loans by the amount of any Equity Proceeds upon its receipt thereof. Any prepayment under this subsection 2.6(b) shall be applied first to any Bridge Term Loans then outstanding, and second to the Acquisition Term Loans, in each case first to any Base Rate Loans then outstanding, and second at the Company's option, to Cash Collateralize (which cash collateral shall be applied to prepay then outstanding Offshore Rate Loans in the order of their maturity) or to prepay Offshore Rate Loans (in the order of the maturity of their Interest Periods).

2.7 Scheduled Repayment.
 (a) Bridge Term Loans. The Company shall repay the Bridge Term Loans on each date as follows until repaid in full:

     December 31, 1996                          $12,500,000.00
     March 31, 1997                             $12,500,000.00
     June 30, 1997                              $37,500,000.00
     January 1, 1998                            $37,500,000.00

 (b) Acquisition Term Loans. The Company shall repay the Acquisition Term Loans in quarterly installments on each date as follows until repaid in full:

     September 30, 1998                          $5,000,000.00
     December 31, 1998                           $5,000,000.00
     March 31, 1999                             $10,000,000.00
     June 30, 1999                              $10,000,000.00
     September 30, 1999                         $10,000,000.00
     December 31, 1999                          $10,000,000.00
     March 31, 2000                             $10,000,000.00
     June 30, 2000                              $10,000,000.00
     September 30, 2000                         $10,000,000.00
     December 31, 2000                          $10,000,000.00
     March 31, 2001                             $11,250,000.00
     June 30, 2001                              $11,250,000.00
     September 30, 2001                         $11,250,000.00
     December 31, 2001                          $11,250,000.00
     March 31, 2002                              $7,500,000.00
     June 30, 2002                               $7,500,000.00



 (c) Application to Future Installments. All prepayments of the Bridge Term Loan or the Acquisition Term Loan under Sections 2.5 or 2.6 shall be applied to future installments of such Bridge Term Loan or Acquisition Term Loan under this Section 2.7 in the inverse order of their maturity.

2.8 Interest.

(a) Each Loan shall bear interest on the outstanding principal amount thereof from the Closing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.4), plus the Applicable Margin.

(b) The Company shall pay interest on each Loan in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under

Section 2.5 or 2.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

(c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate, plus the Applicable Margin for Base Rate Loans, plus 2%.

(d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

2.9 Fees.

(a) Agency Fees. The Company shall pay the Agent administrative agency fees in the amounts and at the times set forth in the Fee Letters.

(b) Syndication, Underwriting Fees. The Company shall pay the Agent, the Arranger and the Documentation Agent syndication fees, commitment fees and underwriting fees in the amounts and at the times set forth in the Fee Letters.

2.10 Computation of Fees and Interest.

(a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

(b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or such Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

2.11 Payments by the Company.

(a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

(b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

(c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

2.12 Payments by the Banks to the Agent.

(a) Unless the Agent receives notice from a Bank on or prior to the Closing Date that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Loans, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Closing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following the Closing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall constitute prima facie evidence of the accuracy of the information contained therein. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the Closing Date for all purposes of this Agreement. If such amount is not made available to the Agent on the Closing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the Closing Date, at a rate per annum equal to the interest rate applicable at the time to the Loans.

(b) The failure of any Bank to make any Loan on the Closing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on the Closing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank.

2.13 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.9) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

2.14 Quarterly Adjustments.

(a) If the financial reports delivered pursuant to subsections 6.1(a) and (b) and the certificate delivered pursuant to subsection 6.2(b) when delivered with respect to any fiscal quarter indicate that the Applicable Margin for any such period should have been higher than the Applicable Margin for such period pursuant to the definitions of such terms, and the interest or fee that would have been collected hereunder based upon the actual Applicable Margin exceeds the interest actually collected hereunder, then the Company shall pay on or before the third Business Day after delivery of such financial reports and certificate an amount equal to such excess.

(b) If (i) the financial reports delivered pursuant to subsections 6.1(a) and
(b) and the certificate delivered pursuant to subsection 6.2(b) when delivered with respect to any fiscal quarter indicate that the Applicable Margin for any such period should have been lower than the Applicable Margin assumed for such period pursuant to the definitions of such terms, and (ii) the interest actually collected hereunder exceeds the interest that would have been collected hereunder based upon the actual Applicable Margin, then the Agent shall credit such excess to interest and fees owing hereunder (including any interest owing under subsection 2.8(c)) during the calendar quarter when such financial reports and certificate were received and, if all such excess is not credited by the end of such calendar quarter, upon request of the Company, each Bank, severally, if no Default or Event of Default exists, shall refund to the Agent for distribution to the Company the amount of such excess actually received and retained by such Bank.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.1 Taxes.

(a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Company shall pay all Other Taxes.

(b) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

(c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

(i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

(ii) the Company shall make such deductions and withholdings;

(iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

(iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, all additional amounts which the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed.

(d) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

(e) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

3.2 Illegality.

(a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

(b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

(c) If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Loans.

(d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

3.3 Increased Costs and Reduction of Return.

(a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

(b) If any Bank shall have determined that (i) the introduction of any Capital

Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or

(iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

3.4 Funding Losses. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

(a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

(b) the failure of the Company to continue or convert a Loan after the Company has given (or are deemed to have given) a Notice of Conversion/Continuation;

(c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.5;

(d) the prepayment (including pursuant to Sections 2.5 and 2.6) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

(e) the automatic conversion under Section 2.4 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.3(a), (i) each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBO Rate used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

3.5 Inability to Determine Rates. If the Required Banks determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.8(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of the Required Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

3.6 Certificates of Banks. Any Bank claiming reimbursement or compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

3.7 Survival. The agreements and obligations of the Company in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 shall survive the payment of all other Obligations and any assignment and delegation by a Bank.

ARTICLE IV

CONDITIONS PRECEDENT

4.1 Conditions of Closing. The obligation of each Bank to make its Loans hereunder is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each
Bank:

(a) Credit Agreement.  This Agreement executed by each party thereto;

(b) Resolutions; Incumbency.

(i) Copies of the resolutions of the board of directors of each MGP General Partner, as general partners of the Managing General Partner, as general partner of the Company, and the executive committee of the Board of Control of the Managing General Partner, in each case approving and authorizing the execution, delivery and performance by the Managing General Partner on behalf of the Company of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such MGP General Partner and the Managing General Partner, as the case may be; and

(ii) A certificate of the Secretary or Assistant Secretary of the Managing General Partner certifying the names and true signatures of the officers of the Managing General Partner, as general partner of the Company, authorized to execute, deliver and perform, as applicable, this Agreement on behalf of the Company, and all other Loan Documents to be delivered hereunder;

(c) Organization Documents; Good Standing. Each of the following documents:

(i) the partnership certificate of the Company, the Managing General Partner and the Master Partnership as in effect on the Closing Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of formation of such entities as of a recent date and by the Secretary or Assistant Secretary of the Managing General Partner as of the Closing Date, and each of the Company Partnership Agreement, the MGP Partnership Agreement and the Master Partnership Agreement as in effect on the Closing date, certified by the Secretary or Assistant Secretary of the Managing General Partner as of the Closing Date;

(ii) the articles or certificate of incorporation of each MGP General Partner as in effect on the Closing Date, certified by the Secretary of State (or similar applicable Governmental Authority) of the state of incorporation of such MGP General Partner as of a recent date and by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date, and the bylaws of each MGP General Partner as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date; and

(iii) a good standing certificate for the Company, the Managing General Partner, the MGP General Partners and the Master Partnership from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or formation, as applicable, and each state where the Company and the Partner Entities are qualified to do business as a foreign corporation or limited partnership, as applicable, as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

(d) Legal Opinion.  An opinion of Ball, Janik & Novack as counsel to the

Company and the Partner Entities and addressed to the Agent and the Banks, substantially in the form of Exhibit D;

(e) Payment of Fees. Payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.9 and 10.4;

(f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

(i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

(ii) no Default or Event of Default exists or would result from the initial Credit Extension; and

(iii) there has occurred since December 31, 1995, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(g) Purchase Agreement. A certified copy of the Asset Sale, Purchase and Transfer Agreement between Willamette Industries, Inc., an Oregon corporation, and the Company ( the "Purchase Agreement"), evidencing an aggregate purchase price of the Property not to exceed $205,000,000;

(h) Amended and Restated Facility B Credit Agreement. All conditions precedent to the initial extension of credit set forth in Section 5.1 of the Amended and Restated Facility B Credit Agreement shall have occurred prior to or simultaneously with the closing hereunder;

(i) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request;

(j) Repayment of Loans Outstanding. Evidence that all "Loans" as defined in the 1995 Amended and Restated Credit Agreement, including any loss or expense sustained or incurred as a consequence of such prepayment pursuant to Section
3.4 thereof and interest accrued thereunder, and all "Loans" as defined in the Original Facility B Credit Agreement (as defined in the Amended and Restated Facility B Credit Agreement), including any loss or expense sustained or incurred as a consequence of such prepayment pursuant to Section
4.4 thereof and interest accrued thereunder, shall have been repaid in full or shall immediately be repaid in full with the proceeds from the Loans and the Facility B Loans; and

(k) Consent to Amendment and Restatement. The consent to this amendment and restatement of the 1995 Amended and Restated Credit Agreement executed by the Departing Bank.

4.2 Conditions to Continuation/Conversion. The obligation of each Bank to make any Loan or to continue or convert any Loan under Section 2.4 is subject to the satisfaction of the following conditions precedent on the Closing Date or relevant Conversion/Continuation Date, as applicable:

(a) Notice. The Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Conversion/Continuation;

(b) Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Closing Date or Conversion/Continuation Date with the same effect as if made on and as of such Closing Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing or continuation or conversion. Each Notice of Borrowing and Notices of Conversion/Continuation submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Conversion/Continuation Date as applicable, that the conditions in Section
4.2 are satisfied.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Agent and each Bank that:

5.1 Existence and Power.  The Company and each Partner Entity:

(a) is a limited partnership (or in the case of each MGP General Partner, a corporation) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

(c) is duly qualified as a foreign limited partnership and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

(d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each other Loan Document to which the Company is a party, have been duly authorized by all necessary partnership and corporate action, and do not and will not:

(a) contravene the terms of any Organization Documents of the Company or the Partner Entities;

(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company or any of the Partner Entities are a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

(c) violate any Requirement of Law.

5.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any Partner Entity of this Agreement or any other Loan Document.

5.4 Binding Effect. This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company (to the extent it is a party thereto), enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

5.5 Litigation. Except as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the Company's Knowledge, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or any of the Partner Entities, or any of their respective Subsidiaries or any of their respective properties which:

(a) purport to affect or pertain to the Equity Issuance, this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

(b) have a reasonable probability of success on the merits and which, if determined adversely to such Person or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

5.6 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, none of the Company, the Partner Entities, or any of their respective Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.1(f).

5.7 ERISA Compliance.

(a) Schedule 5.7 lists all Plans. All written descriptions thereof provided to the Agent are true and complete in all material respects.

(b) Except as specifically disclosed in Schedule 5.7, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law, except for such non-compliance which would not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a determination letter will be submitted no later than the expiration of the remedial amendment period for effecting amendments required by reason of Section 1140 of the Tax Reform Act of 1986, as amended, and to the Company's Knowledge, nothing has occurred which would cause the loss of such qualification.

(c) There are no pending, or to the Company's Knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect.

(d) Except as specifically disclosed in Schedule 5.7, no ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan.

(e) Except as specifically disclosed in Schedule 5.7, no Pension Plan (other than multiemployer plans within the meaning of Section 3(38) of ERISA) has any Unfunded Pension Liability.

(f) Except as specifically disclosed in Schedule 5.7, neither the Company nor any ERISA Affiliate has incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

(g) Except as specifically disclosed in Schedule 5.7, neither the Company nor any ERISA Affiliate has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to Section 4069 of ERISA.

5.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.11 and
Section 7.8. None of the Company, the Partner Entities nor any of their respective Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

5.9 Title to Properties. The Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

5.10 Taxes. The Company, each Partner Entity, and their respective Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company, the Partner Entities or any of their Subsidiaries that would, if made, have a Material Adverse Effect.

5.11 Financial Condition.

(a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1995, and the related consolidated statements of income or operations, partners' capital and cash flows for the fiscal year ended on that date:

(i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

(ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

(iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its respective consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

(b) Since December 31, 1995, there has been no Material Adverse Effect.

5.12 Environmental Matters.

(a) Except as specifically disclosed in Schedule 5.12, the on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to result in liability in excess of $10,000,000 in the aggregate.

(b) Except as specifically disclosed in Schedule 5.12, the Company and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

(c) Except as specifically disclosed in Schedule 5.12, none of the Company or its Subsidiaries, any Partner Entity or any of its Subsidiaries, or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

(d) To the Company's Knowledge, except as specifically disclosed in Schedule 5.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any property of the Company or any of its Subsidiaries, that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its Subsidiaries in excess of $10,000,000 in the aggregate for any such condition, circumstance or property. In addition, (i) to the Company's Knowledge, neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous

Materials, and (ii) to the extent required under any Requirement of Law, the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under the Emergency Planning and Community Right-to-Know Act, and all other Environmental Laws.

(e) Except as specifically disclosed in Schedule 5.12, there are no disputes, litigation, investigations, or proceedings to which the Company, the Partner Entities, or any of their respective Subsidiaries are a party relating to any Environmental Law or environmental condition that could reasonably be expected to have a Material Adverse Effect, and, to the Company's Knowledge, there are no other disputes, litigation, investigations, or proceedings and no rulemaking or legislation pending relating to any Environmental Law or environmental condition that could reasonably be expected to have a Material Adverse Effect.

5.13 Regulated Entities. None of the Company, the Partner Entities, any Person controlling such Person, or any Subsidiary, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

5.14 No Burdensome Restrictions. Neither the Company nor any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

5.15 Copyrights, Patents, Trademarks and Licenses, Etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the Company's Knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any of its Subsidiaries infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.5, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the Company's Knowledge, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

5.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.16.

5.17 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

5.18 Labor Relations. There are no material strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries or, to the Company's Knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the Company's Knowledge, threatened against any of them before any Government Authority.

5.19 Partnership Interests. As of the Closing Date, the only general partner of the Company is the Managing General Partner. As of the Closing Date, the only general partners of the Managing General Partner are Fremont and HS Corp.

5.20 Full Disclosure. None of the representations or warranties made by the Company, any Partner Entity or any of their Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

5.21 Solvency.  The Company and each of the Partner Entities is Solvent.

5.22 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Required Banks waive compliance in writing:

6.1 Financial Statements. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Required Banks, with sufficient copies for each Bank:

(a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, partners' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records and shall be delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such Independent Auditor in form and substance satisfactory to the Required Banks;

(b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, partners' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries;

(c) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of an unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidating statement of income for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.1(a);

(d) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidating balance sheets of the Company and its Subsidiaries, and the related consolidating statements of income for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.1(b);

(e) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Master Partnership and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, partners' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of the Independent Auditor which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Master Partnership's or any Subsidiary's records and shall be delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such Independent Auditor in form and substance satisfactory to the Required Banks;

(f) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Master Partnership and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, partners' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Master Partnership and its Subsidiaries;

(g) as soon as available, but not later than January 31 of each year, a business plan which shall include (i) pro-forma financial projections of the consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income or operations, partners' equity and cash flows, (x) in 1996, for the calendar year 1997, and (y) in every year thereafter, for the five-year period beginning January 1 of the year of delivery of such business plan, and (ii) timber inventories, timber harvests, lumber and other wood product shipments, projected average prices for logs and lumber by species and type, a timber log flow report and an outside timber harvest/log procurement contract summary; which projections shall be accompanied by appropriate assumptions and sufficient supporting details on which such projections are based, certified by a Responsible Officer as fairly presenting management's good faith projection of probable results for such period;

(h) as soon as available, but no later than 30 days after the end of each month, a copy of the monthly operating summary in form substantially similar to that currently provided to management;

(i) as soon as available, but in any event within 90 days after the end of each calendar year, the report entitled "Fair Market Value of Timber Cut, determined for Section 631(a) of the Internal Revenue Code, Capital Gains Treatment" prepared with respect to the prior calendar year by Mason, Bruce and Girard, or another nationally recognized timber appraiser reasonably acceptable to the Required Banks.

6.2 Certificates; Other Information. The Company shall furnish to the Agent, with sufficient copies for each Bank:

(a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under

Sections 7.13, 7.16, 7.17 and 7.18 except as specified in such certificate;

(b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

(c) promptly, copies of all financial statements and reports that the Company or the Master Partnership sends to its limited partners, and, if applicable, promptly, within 15 days of any such filing, copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) and registration statements that the Company or any Subsidiary or the Master Partnership may make to, or file with, the SEC; and

(d) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any of its Subsidiaries or the Master Partnership as the Agent, at the request of any Bank, may from time to time reasonably request.

6.3 Notices.  The Company shall promptly notify the Agent and each Bank:

(a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

(b) of any matter that has resulted or if adversely determined would reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any of the Company, the Partner Entities or any of their Subsidiaries;
(ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company, the Partner Entities or any of their Subsidiaries and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company, the Partner Entities or any of their Subsidiaries, including pursuant to any applicable Environmental Laws;

(c) of any of the following events affecting the Company or any ERISA Affiliate, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

(i) an ERISA Event;

(ii) if any of the representations and warranties in Section 5.7 ceases to be true and correct;

(iii) the adoption by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate of any new Pension Plan or other Plan subject to Section 412 of the Code;

(iv) the adoption of any amendment to a Pension Plan or other Plan subject to
Section 412 of the Code by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate, if such amendment results in a material increase in either contributions by the Company or any of its Subsidiaries or Unfunded Pension Liability; or

(v) the commencement of contributions by the Company or any of its Subsidiaries or, upon the Company's Knowledge thereof, by any other ERISA Affiliate to any Pension Plan or other Plan subject to Section 412 of the Code;

(d) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Company delivered to the Banks pursuant to subsection 6.1(a);

(e) of any material labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company, the Partner Entities or any of their Subsidiaries; or

(f) of any assertion or determination by any Governmental Authority that the Company shall no longer be classified as a partnership not taxable as a corporation under the Code.

Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

6.4 Preservation of Partnership Existence, Etc. The Company shall, except as permitted by Section 7.3, and shall cause each of its Subsidiaries and each of the Partner Entities to:

(a) preserve and maintain in full force and effect its partnership or corporate existence and good standing under the laws of its state or jurisdiction of formation or incorporation;

(b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 7.3 and sales of assets permitted by
Section 7.2;

(c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

(d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; provided that the Company shall not be obligated to preserve its status as a partnership not taxable as a corporation if (i) the Company's failure to preserve such status shall be the result of an amendment to the tax laws enacted by the Congress of the United States and (ii) after giving effect to the loss of such status, the ratio of Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service, determined as of the end of the fiscal quarter immediately preceding the loss of such status, would be greater than 1.1 to 1.0, assuming for the purposes of the computation of Pro Forma Consolidated Cash Flow, that Pro Forma Consolidated Cash Flow would be reduced by taxes at the applicable tax rate of the Company for such period had the Company been taxable as a corporation.

6.5 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect or except as permitted by
Section 7.2.

6.6 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including public liability and property and casualty insurance.

6.7 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

(a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

(b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

(c) all trade payables owing to Persons that are not Affiliates of the Company in the ordinary course of business, unless the same are contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

6.8 Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

6.9 Inspection of Property and Books and Records. The Company shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

6.10 Environmental Laws.

(a) The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in material compliance with all Environmental Laws, the non-compliance with which would reasonably be expected to have a Material Adverse Effect.

(b) Upon the written request of the Agent or any Bank, the Company shall submit and cause each of its Subsidiaries to submit, to the Agent with sufficient copies for each Bank, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection 6.3(b), that could, individually or in the aggregate, reasonably be expected to result in liability in excess of $10,000,000.

6.11 Use of Proceeds. The Company shall use the proceeds of the Loans (i) to repay in full on the Closing Date "Facility A Loans" under and as defined in the 1995 Amended and Restated Credit Agreement and "Loans" under and as defined in the Original Facility B Credit Agreement (as defined in the Amended and Restated Facility B Credit Agreement), if any, and (ii) for the cost (including related fees, commissions and expenses) of the acquisition of certain timberlands, standing timber, and related assets located on such timberlands previously owned by Cavenham Forest Industries, a division of Hanson Natural Resources Company, to be sold to the Company indirectly through Willamette Industries, Inc., pursuant to the Purchase Agreement a certified copy of which is delivered to the Banks pursuant to subsection 4.1(g) (the "Property"), in all cases not in contravention of any Requirement of Law or of any Loan Document.

6.12 Further Assurances. The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Required Banks waive compliance in writing:

7.1 Limitation on Liens. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

(a) any Lien existing on property of such Person on the Closing Date and set forth in Schedule 7.1 securing Indebtedness outstanding on such date;

(b) Liens on the accounts, rights to payment for goods sold or services rendered that are evidenced by chattel paper or instruments, and rights against Persons who guarantee payment or collection of the foregoing, and on the Company's inventory and on the proceeds (as defined in the Uniform Commercial Code in any applicable jurisdiction) thereof securing the obligations of the Company under the Working Capital Facility (and any extension, renewal, refunding or refinancing thereof) permitted to be incurred pursuant to subsection 7.6(g);

(c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.7, provided that no notice of lien has been filed or recorded under the Code;

(d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

(f) Liens on the property of such Person securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

(g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $5,000,000;

(h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not impose material financial obligations on the Company or any of its Subsidiaries, and which do not in any case materially detract from the value of a material asset subject thereto or interfere with the ordinary conduct of the businesses of such Person;

(i) purchase money security interests on any property acquired or held by such Person in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 85% (or 100% in the case of capital leases) of the cost of such property, and (iv) the aggregate outstanding principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $25,000,000;

(j) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

(k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any of its Subsidiaries to provide collateral to the depository institution;

(l) Liens securing Contingent Obligations permitted under subsection 7.9(d);
and

(m) other Liens that secure claims or Indebtedness of less than $1,000,000 in the aggregate and that exist no more than 10 days before being released or terminated.

7.2 Asset Dispositions. The Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, other than:

(a) sales of timber, logs, lumber and other inventory in the ordinary course of business for fair market value;

(b) sales for fair market value of equipment, which is surplus, worn-out or obsolete or no longer useful in the ordinary course of business;

(c) sales of assets other than standing timber for fair market value, the gross sale proceeds of which, together with the gross sale proceeds of all other assets sold, transferred, leased, contributed, or conveyed pursuant to this clause by the Company or any of its Subsidiaries does not exceed in the aggregate an amount (the "Annual Sales Amount") equal to (i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Sales Amount for the preceding calendar year plus (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Sales Amount; provided that the cumulative amount of such sales during the term of this Agreement shall not exceed an amount (the "Cumulative Sales Amount") equal to (y) $51,500,000 plus (z) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Sales Amount;

(d) sales of Designated Acres for the fair market value thereof;

(e) exchanges of timberland for other timberland in the ordinary course of business with Persons who are not Affiliates of the Company, if:

(i) the aggregate fair market value of all timberland so exchanged by the Company and any of its Subsidiaries, collectively, does not exceed on a cumulative basis $400,000,000 during the term of this Agreement;

(ii) the timberland to be received in exchange is of at least an equivalent fair market value to the timberland to be exchanged or, if such timberland is not of at least an equivalent fair market value, the amount of any shortfall shall constitute a permitted disposition under subsection 7.2(c) or (f);

(iii) the timberland to be received in exchange is located in the United States, Canada, Mexico or New Zealand, provided that the aggregate fair market value of such timberlands received in such exchanges and located in Canada, Mexico or New

Zealand does not exceed in the aggregate, together with the Net Proceeds invested in productive assets in such foreign countries pursuant to subsection 7.2(f)(ii) and the net proceeds of harvesting used to purchase timber or timberlands in such foreign countries pursuant to Section 7.4, $50,000,000 during the term of this Agreement; and

(iv) at the time of such exchange, no Default or Event of Default exists or shall result from such exchange; provided, however, that any exchange permitted by this subsection 7.2(e) may be in the form of a tax deferred exchange so long as such tax deferred exchange is completed within 180 days; and

(f) dispositions for fair market value thereof of assets not otherwise permitted hereunder to Persons who are not Affiliates of the Company if:

(i) at the time of such disposition no Default or Event of Default exists or shall result from such disposition; and

(ii) the Net Proceeds of such disposition (A) are applied within 180 days of such disposition to the purchase of productive assets in a Permitted Business (including purchases not consummated during such 180 days if a binding agreement for such purchase is entered into during such period and such purchase is completed within 90 days after the expiry of such 180 day period) located in the United States, Canada, Mexico and New Zealand, provided that the aggregate Net Proceeds applied to such purchases of such assets located in Canada, Mexico and New Zealand do not exceed, together with the fair market value of assets in such foreign countries obtained in an exchange pursuant to subsection 7.2(e) and the net proceeds of harvesting used to purchase timber or timberlands in such foreign countries pursuant to Section 7.4, $50,000,000 during the term of this Agreement, (B) do not exceed cash expenditures by the Company for the purchase of productive assets in a Permitted Business during the preceding 90 days (excluding any purchase to the extent financed by a Loan) or (C) are applied within 180 days of such disposition to the repayment of such Senior Debt as the Company may elect to so prepay provided that (x) at any time the Company shall elect to repay Senior Debt other than the Loans and the Facility B Loans, the Company shall also repay Loans and Facility B Loans by at least a pro rata amount (based on the then outstanding principal of amount of all Senior Debt), (y) a Responsible Officer shall have notified the Agent promptly after its determination to so apply the Net Proceeds and shall have certified the receipt of fair market value for such assets and the proper application of such Net Proceeds in accordance with this subsection 7.2(f), and (z) if, during the aforementioned periods, the Net Proceeds of all such dispositions which have not been applied to the purchase of productive assets in a Permitted Business or distributed to the holders of Senior Debt for application to the repayment of such Senior Debt exceeds $25,000,000 in the aggregate at any time, all such net proceeds in excess of $25,000,000 shall be placed immediately upon receipt thereof in an escrow account, pursuant to an Escrow Agreement, for the purpose of application in accordance with clauses (A) and (C) above. The Company shall apply any Net Proceeds withdrawn from escrow pursuant to an Escrow Agreement to the applications required by clauses (A) or (C) above within three Business Days after such withdrawal.

7.3 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

(a) any Subsidiary of the Company may merge with the Company, provided that the Company (i) shall be the continuing or surviving partnership and (ii) shall have a consolidated net worth immediately following such merger equal to or greater than the consolidated net worth of the Company immediately preceding such merger;

(b) any Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company; or

(c) any Subsidiary of the Company may merge with any other Subsidiary of the Company, provided that the surviving Subsidiary shall have a consolidated net worth immediately following such merger equal to or greater than the consolidated net worth of the surviving Subsidiary immediately preceding such merger; provided, however, in each case (i) no Default or Event of Default exists or shall result from such merger or sale and (ii) immediately after such merger or sale, the ratio of (A) Pro Forma Consolidated Cash Flow to Pro Forma Interest Expense is greater than 2.50 to 1.00, and (B) Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service is greater than 1.25 to 1.00.

7.4 Harvesting Restrictions. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, in any calendar year commencing with 1996, harvest timber or sell standing timber on (i) the timberlands owned by the Company or any of its Subsidiaries on the Closing Date, including the Property ("Existing Timberlands"), (ii) timberlands owned as a result of a permitted exchange of Existing Timberlands pursuant to subsection 7.2(e),
(iii) timberlands purchased pursuant to clause (z) below, or (iv) other timberlands acquired by the Company or any of its Subsidiaries after the Closing Date other than as described in clauses (ii) and (iii) above, in excess of:

(a) in any one such calendar year, 150% of the Planned Volume for that calendar year;

(b) in any two such consecutive calendar years, 140% of the Planned Volume for such calendar years;

(c) in any three such consecutive calendar years, 130% of the Planned Volume for such calendar years; and

(d) in any four such consecutive calendar years, 120% of the Planned Volume for such calendar years;

unless the net proceeds from such excess harvest (which shall be determined based upon the average prices received on the sale of all timber harvested during such period and a reasonable allocation of direct cash expenses incurred in connection with the harvesting and sale of timber during such period), are, within ten Business Days after the end of such period, placed in an escrow account, pursuant to an Escrow Agreement, to be applied within 180 days after the end of such period (y) to the repayment of such Senior Debt as the Company may elect to so prepay provided that at any time the Company shall elect to repay Senior Debt other than the Loans and the Facility B Loans, the Company shall also repay Loans and Facility B Loans by at least a pro rata amount (based on the outstanding principal of all Senior
Debt), or (z) to purchase or commit to purchase timber or timberlands located in the United States, Canada, Mexico or New Zealand (including purchases not consummated during such 180 days if a binding agreement for such purchase is entered into during such period and such purchase is completed within 90 days after the expiry of such 180 day period) for not more than fair market value (in the good faith judgment of the Responsible Officer as certified in writing to the Agent and the Banks), provided that the aggregate of such net proceeds used to purchase timber or timberlands located in Canada, Mexico and New Zealand shall not exceed, together with the fair market value of assets in such foreign countries obtained in an exchange pursuant to subsection 7.2(e) and the Net Proceeds invested in productive assets in such foreign countries pursuant to subsection 7.2(f)(ii), $50,000,000 during the term of this Agreement, and provided, further that the Company shall have notified the Agent promptly after its determination to so apply the net proceeds. The Company shall apply any such net proceeds withdrawn from the escrow account pursuant to an Escrow Agreement to the applications required by clauses (y) or (z) above within three Business Days after such withdrawal.

"Planned Volume" shall mean for each calendar year 250,000,000 board feet of timber, and shall be increased for any Annual Timber Increase, from the Effective Date for such Annual Timber Increase, by increasing such per annum amount by an amount equal to 15% of such Annual Timber Increase per annum for a period of 6 and 2/3rds years from such Effective Date. In addition, such per annum amounts for any year after 1996 shall be decreased by 20% (calculated after giving effect to any Annual Timber Increases) for the entirety of such calendar year if the Asset Coverage Ratio at the end of the prior calendar year is less than 2.0 : 1.0, until the Asset Coverage Ratio returns to 2.0 : 1.0 at the end of a calendar year, at which time the per annum amount for the next calendar year shall be restored to 250,000,000 board feet of timber plus any otherwise applicable increases. For example, an Asset Coverage Ratio of 1.75 : 1.0 at the end of 1996 and a 1996 Annual Timber Increase of 100,000,000 board feet would cause the Planned Volume for 1997 to be 212,000,000 board feet (250,000,000 plus 15% of 100,000,000 less
20%). The same Asset Coverage Ratio at the end of 1997 (assuming no additional Annual Timber Increases) would cause the Planned Volume for 1998 to be 169,600,000 board feet (212,000,000 less 20%); while an Asset Coverage Ratio of 2.0 : 1.0 at the end of 1997 (assuming no additional Annual Timber Increases) would cause the Planned Volume for 1998 to be 265,000,000 board feet (250,000,000 plus 15% of 100,000,000). For purposes of the foregoing:

"Annual Timber Increase" shall mean, for any calendar year, the amount, in board feet, by which the number of board feet of timber acquired by the Company and its Subsidiaries during such calendar year (excluding timber acquired with the net proceeds of an excess harvest pursuant to Section 7.4) shall exceed the number of board feet of timber sold by the Company and its Subsidiaries during such calendar year. "Effective Date" for any Annual Timber Increase shall be July 1 of the calendar year for which such Annual Timber Increase occurs.

"Asset Coverage Ratio" shall mean, for any calendar year, the ratio of (a) the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries at the end of such calendar year to (b) Indebtedness of the Company and its Subsidiaries at the end of such calendar year. For purposes of this definition, the inventory of standing timber owned by the Company and its Subsidiaries at the end of any calendar year shall be equal to (1) the inventory of standing timber owned by the Company and its Subsidiaries at the end of the prior calendar year, plus (2) the Annual Timber Increase for the calendar year in question, plus (3) the growth during such calendar year of standing timber owned by the Company and its Subsidiaries at the end of such calendar year, minus (4) the volume of standing timber owned by the Company and its Subsidiaries and harvested during such calendar year, and minus (5) the inventory of standing timber disposed of by the Company and its Subsidiares during such calendar year.
For purposes of this definition, the wholesale value of the inventory of standing timber owned by the Company and its Subsidiaries at the end of any calendar year shall be equal to 60% of its retail value, which shall be based upon the volume of each species of standing timber so owned by the Company and its Subsidiaries and the retail prices for each such species as of the end of such calendar year. The calculations referred to herein shall be based upon the good faith estimates of a Responsible Officer contained in the Compliance Certificate delivered with respect to each annual financial statement and shall be consistent with the report delivered pursuant to subsection 6.1(i) with respect to that calendar year.

7.5 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company, except for:

(a) investments of the type specified in, and in accordance with the requirements and limitations of, the Investment Policy;

(b) the loans existing on the Closing Date and set forth on Schedule 7.5;

(c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business or from sale of assets sold in compliance with
Section 7.2;

(d) extensions of credit by the Company to any of its Subsidiaries or by any of its Subsidiaries to another of its Subsidiaries;

(e) advances or deposits in the ordinary course of business to owners of timber or timberlands to acquire the right to harvest timber;

(f) investments not otherwise permitted hereunder in a Person as long as (x) such Person is domiciled in, and substantially all of its assets are located in, the United States, Canada, Mexico or New Zealand and its only material activities consist of Permitted Businesses, (y) such investments do not exceed in the aggregate an amount (the "Annual Investment Amount") equal to
(i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Investment Amount for the preceding calendar year plus (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Investment Amount, and (z) the cumulative amount of such investments during the term of this Agreement shall not exceed an amount (the "Cumulative Investment Amount") equal to (i) $51,500,000 plus (ii) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Investment Amount; and

(g) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations.

7.6 Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

(a) Indebtedness incurred pursuant to this Agreement;

(b) Indebtedness incurred pursuant to the Senior Notes and any refunding or refinancing thereof so long as (i) the first principal repayment date under such refunding or refinancing shall not be earlier than the first principal repayment date under the Senior Notes as originally issued, and (ii) the average life of the Indebtedness incurred under such refunding or refinancing shall not be shorter than the average life of the Senior Notes as originally issued;

(c) Indebtedness consisting of Contingent Obligations permitted pursuant to

Section 7.9;

(d) Indebtedness existing on the Closing Date and set forth in Schedule 7.6;

(e) Indebtedness secured by Liens permitted by subsection 7.1(i);

(f) Indebtedness of any Subsidiary owing to the Company;

(g) Indebtedness incurred by the Company pursuant to the Working Capital Facility not in excess of an aggregate principal amount of $40,000,000 at any time outstanding, provided that the Company shall not suffer to exist any Indebtedness (other than such Indebtedness relating to letters of credit) permitted by this subsection (g) on any day unless there shall have been a period of 30 consecutive days within the 12 calendar months immediately preceding such day during which the Company shall have been free from all Indebtedness permitted by this subsection (g); and

(h) other unsecured Indebtedness incurred in the ordinary course of business, provided, that the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $10,000,000 and provided further that such Indebtedness is expressly subordinate to the Obligations hereunder by subordination provisions acceptable to the Agent and the Required

Banks.

7.7 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary. The Company shall be entitled to reimburse the Managing General Partner for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Company (including without limitation salary, bonus, incentive compensation, and other amounts paid to any Person to perform services for the Company or for the Managing General Partner in the discharge of its duties to the Company), and (ii) all other necessary or appropriate expenses reasonably allocable to the Company or otherwise reasonably incurred by the Managing General Partner in connection with operating the Company's business (including expenses allocated to the Managing General Partner by its Affiliates and, for so long as Fremont Group, Inc., owns an interest in the Managing General Partner, an annual fee of $100,000, payable semi-annually in arrears, in consideration of management services).

7.8 Use of Proceeds.

(a) The Company shall not, and shall not suffer or permit any of its Subsidiaries to, use any portion of the proceeds of the Loans, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

(b) The Company shall not and shall not suffer or permit any of its Subsidiaries to use any portion of the proceeds of the Loans, directly or indirectly, (i) knowingly to purchase Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Company or any Affiliate of the Company. As used in this Section, "Section 20 Subsidiary" means the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of
the Banking Act of 1933 (as 12 U.S.C.   24, Seventh), as amended.

7.9 Contingent Obligations. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

(a) endorsements for collection or deposit in the ordinary course of business;

(b) Permitted Swap Obligations;

(c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 7.9; and

(d) Contingent Obligations of the Company under timber harvest and log procurement contracts to acquire timber from private and government owners in the ordinary course of business and reimbursement obligations with respect to bonds issued to secure the Company's performance thereunder.

7.10 Joint Ventures. The Company shall not, and shall not suffer or permit any of its Subsidiaries to enter into any Joint Venture, other than Joint Ventures in Permitted Businesses and so long as any such Joint Ventures are not entered into for the purpose of evading any covenant or restriction in any Loan Document.

7.11 Restricted Payments. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any limited partner or general partner distribution or dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any, limited or general partnership interest or shares of any class of capital stock, or purchase, redeem or otherwise acquire for value any partnership interest or shares of capital stock or any warrants, rights or options to acquire such partnership interest or shares, now or hereafter outstanding (each a "Restricted Payment"); except that: (a) the Company may declare and make distributions payable solely in general or limited partnership interests or units; and (b) if no Default or Event of Default exists or would result from such action, the Company may make during each fiscal quarter one or more Restricted Payments if such Restricted Payments in an aggregate amount do not exceed Available Cash for the immediately preceding fiscal quarter.

7.12 Change in Business. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, engage in any material line of business other than a Permitted Business. The Company shall not suffer or permit the Managing General Partner to engage in any business other than being the general partner of the Company, the managing general partner of the Master Partnership or the general partner in any other Subsidiary of the Master Partnership.

7.13 Fiscal Year Changes. The Company shall not, and shall not suffer or permit any of its Subsidiaries to change the fiscal year of the Company or of any of its Subsidiaries.

7.14 Amendments to Agreements. The Company shall not, and shall not suffer or permit any of its Subsidiaries to amend, modify, supplement, waive or otherwise modify any of the terms and provisions contained in the Company Partnership Agreement, the Master Partnership Agreement (or any document executed or delivered in connection with such Partnership Agreements), or the partnership certificate of the Company or the Master Partnership, if such amendment, supplement or other modification shall impair the Company's ability to perform its obligations under the Loan Documents or increase any of its financial obligations to any of its general or limited partners or to any Affiliate.

7.15 Limitation on Voluntary Payments of Senior Notes, Etc. The Company shall not, and shall not permit any of its Subsidiaries to make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with respect thereto money or securities before due for the purpose of paying when due) the Senior Notes other than (i) the refunding or refinancing in full of the Senior Notes permitted by subsection 7.6(a) and (ii) pro rata prepayments thereof with the Loans and the Facility B Loans as permitted by subsection 2.6(a).

7.16 Cash Flow to Interest Expense Ratio.    The Company shall not permit the
ratio of Cash Flow to Interest Expense to be less than (a) 1.5 to 1.0 at the end of any fiscal quarter ending on or before December 31, 1996, (b) 2.0 to
1.0 at the end of any fiscal quarter ending after December 31, 1996 and on or before December 31, 1997, and (c) 2.25 to 1.0 at the end of any fiscal quarter ending thereafter.

7.17 Total Debt to Cash Flow Ratio.

(a) With respect to each fiscal quarter ending before receipt by the Company of Equity Proceeds, the Company shall not permit the Total Debt to Cash Flow Ratio to be greater than (i) 5.75 to 1.0 at the end of any such fiscal quarter ending on or before September 30, 1996, (ii) 5.5 to 1.0 at the end of any such fiscal quarter ending on or before June 30, 1997, (iii) 4.5 to 1.0 at the end of any such fiscal quarter ending on or before December 31, 1997, and (iv) 4.25 to 1.0 at the end of any such fiscal quarter thereafter.

(b) With respect to each fiscal quarter ending after receipt by the Company of Equity Proceeds, the Company shall not permit the Total Debt to Cash Flow Ratio to be greater than (i) 4.5 to 1.0 at the end of any such fiscal quarter ending on or before December 31, 1997, and (ii) 4.0 to 1.0 at the end of any such fiscal quarter thereafter.

7.18 Cash Coverage Ratio. The Company shall not permit the Cash Coverage Ratio at the end of any fiscal quarter to be less than 1.0 to 1.0.


ARTICLE VIII

EVENTS OF DEFAULT

8.1 Event of Default. Any of the following shall constitute an "Event of Default":

(a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within 5 days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

(b) Representation or Warranty. Any representation or warranty by the Company, any Partner Entity or any of its Subsidiaries made or deemed made herein, in any other Loan Document, in the Original Credit Agreement or in the 1995 Amended and Restated Credit Agreement, or which is contained in any certificate, document or financial or other statement by such Person, or any Responsible Officer, furnished at any time under this Agreement, in or under any other Loan Document, or in or under the Original Credit Agreement or the 1995 Amended and Restated Credit Agreement is incorrect in any material respect on or as of the date made or deemed made; or

(c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.3 or 6.9 or in Article VII; or

(d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank shall exist; or

(e) Amended and Restated Facility B Credit Agreement Cross-Default. An "Event of Default" shall exist as that term is defined in the Amended and Restated Facility B Credit Agreement; or

(f) Cross-Default. The Company or any of its Subsidiaries (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition described in clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $5,000,000; or

(g) Insolvency; Voluntary Proceedings. The Company, any Partner Entity, or any of their Subsidiaries (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise;
(ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

(h) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company, any Partner Entity or any of their Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of such Person's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company, any Partner Entity or any of their Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company, any Partner Entity or any of their Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of either Company under Title IV of ERISA to the Pension Plan or the PBGC in an aggregate amount in excess of $5,000,000; or (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by the Company or any ERISA Affiliate which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $5,000,000; or

(j) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 consecutive days after the entry thereof; or

(k) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(l) Change of Control. Without the prior written consent of the Required Banks, Peter W. Stott shall cease to be the Chief Executive Officer or the Chairman of the Managing General Partner or the Master Partnership shall cease to be the sole limited partner of the Company; or

(m) Adverse Change.  There occurs a Material Adverse Effect; or

(n) Auditors. The Agent or any Bank shall receive notice from the Independent Auditor that the Agent and the Banks should no longer use or rely upon any audit report or other financial data provided by the Independent Auditor; or

(o) Equity Issuance. The Company shall fail, on or before June 30, 1997, to have received and applied in repayment of the Loans pursuant to subsection 2.6(b) Equity Proceeds in the amount of at least $100,000,000.

8.2 Remedies. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Banks,

(a) declare the Commitment of each Bank to be terminated, whereupon such Commitment shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

(c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsection (g) or (h) of Section 8.1 (in the case of clause (i) of subsection
(h) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

8.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

ARTICLE IX
THE AGENT

9.1 Appointment and Authorization. Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. The Company acknowledges that the Agent has made no assertions of implied authority to act for the Banks and that the Agent has only the authority expressly granted herein. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

9.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

9.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any of its Subsidiaries or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this

Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries or Affiliates.

9.4 Reliance by Agent.

(a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

(b) For purposes of determining compliance with the conditions specified in
Section 4.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

9.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article VII; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

9.6 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

9.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, the Original Credit Agreement, or the 1995 Amended and Restated Credit Agreement, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

9.8 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, enter Swap Contracts with, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent and the terms "Bank" and "Banks" include BofA in its individual capacity.

9.9 Successor Agent. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

9.10 Withholding Tax.

(a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

(i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

(ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

(iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax. Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

(c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

(d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

9.11 Documentation Agent. The Documentation Agent shall have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such, excepting only its rights under subsection 2.9(b) . Without limiting the foregoing, the Documentation Agent shall not have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on the Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE X
MISCELLANEOUS

10.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and the Company, and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

(a) increase or extend the Commitment of any Bank (or reinstate any such Commitment terminated pursuant to subsection 8.2(a));

(b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

(c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

(d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

(e) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all Banks; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

10.2 Notices.

(a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

(b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent.

(c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10.4 Costs and Expenses.  The Company shall:

(a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Arranger and BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 4.1(e)) for all reasonable costs and expenses incurred by the Arranger and BofA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, the 1995 Amended and Restated Credit Agreement, the Original Credit Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto;

(b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

(c) pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 4.1(e)) for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by BofA (including in its capacity as Agent) in connection with the matters referred to under subsections (a) and (b) of this Section.

10.5 Indemnity.

(a) Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any
Bank) be imposed on, incurred by or asserted against any such

Person in any way relating to or arising out of this Agreement, the 1995 Amended and Restated Credit Agreement, the Original Credit Agreement or any document contemplated by or referred to herein or therein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, the Original Credit Agreement, the 1995 Amended and Restated Credit Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall not have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

(b) The obligations in this Section shall survive payment of all other Obligations and any assignment and delegation by a Bank. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Company. All amounts owing under this Section shall be paid within 30 days after demand.

10.6 Payments Set Aside. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

10.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

10.8 Assignments, Participations, Etc. (a) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and of the Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank or to any other Bank unless at the time of such assignment and delegation the Company's obligations under Article III would be increased as a result thereof in which case the Company's consent will be required and such increase in obligations will be deemed a reasonable basis for the Company to withhold consent thereto) (each an "Assignee") all, or any ratable part of all, of the Loans and the other rights and obligations of such Bank hereunder; provided, however, that (i) no assignment hereunder shall in any event be less than $10,000,000 of the outstanding Loans and the Commitment of the assigning Bank under this Agreement and under and as defined in the Amended and Restated Facility B Credit Agreement unless as a result of such assignment the assigning Bank's rights and obligations hereunder shall be reduced to zero;
(ii) if a Bank assigns less than all of its rights and obligations hereunder, such Bank's outstanding Loans plus such Bank's Commitment under and as defined in the Amended and Restated Facility B Credit Agreement, after giving effect to such assignment, shall not be less than $10,000,000; (iii) the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee, (B) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance substantially in the form of Exhibit E ("Assignment and Acceptance"), and (C) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.00; and (iv) no assignment of Loans shall be effective, and shall instead be void and of no effect, unless performed simultaneously with an assignment of an identical percentage of the rights and obligations of the assigning Bank in Syndicated Loans under and as defined in the Amended and Restated Facility B Credit Agreement.

(b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. To the extent the Loans of any assignor Bank are evidenced by a Note instead of a loan account, within 5 Business Days after an assignment, the Company shall execute and deliver to the Agent (for delivery to the Assignee) new Notes evidencing such Assignee's assigned portion of the assignor Bank's Loans and, if the assignor Bank has retained a portion of the Loans, replacement Notes in a principal amount of the Loans retained by the assignor Bank. Each such Note shall be dated the date of the predecessor Note. The assignor Bank shall mark the predecessor Note "exchanged" and deliver it to the Company.

(c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee.

(d) Any Bank may at any time sell to one or more commercial banks, federally chartered instrumentalities of the United States or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged,
(ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to
Section 10.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 3.1, 3.3, 3.4 and 10.5 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed subject to Section 10.9, to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

(e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any of its Subsidiaries, or by the Agent on the Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Affiliate of such Bank, or to any Participant or Assignee, actual or potential, provided that such Affiliate, Participant or Assignee agrees to keep such information confidential to the same extent required of the Banks hereunder, and (H) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed a party with such Bank.

(f) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation
31 s or any CFR   203.14, and such Federal Reserve Bank may enforce such
pledge or security interest in any manner permitted under applicable law.

10.9 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

10.10 Automatic Debits of Fees. With respect to any arrangement fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, BofA or the Arranger under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

10.11 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

10.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

10.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

10.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

10.15 Governing Law and Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT, THE 1995 AMENDED AND RESTATED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY, THE AGENT AND THE BANKS EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT, THE 1995 AMENDED AND RESTATED CREDIT AGREEMENT OR ANY DOCUMENT RELATED HERETO OR THERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW. 10.16 Waiver of Jury Trial. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT, THE 1995 AMENDED AND RESTATED CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART,

TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT, THE 1995 AMENDED AND RESTATED CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

10.17 Recourse. Except as otherwise expressly provided in the proviso to this Section, nothing contained herein or in the other Loan Documents shall be construed as creating any liability of any past or present shareholder, limited partner or general partner of the Company or the Partner Entities or any of their respective officers or directors to pay any deficiency or other amount owing on account of the Obligations or to perform any covenant either express or implied of the Company contained herein or in any other Loan Document; provided, however, that nothing in this Section 10.17 shall be construed (i) to relieve any Person from liability for fraud, concealment, or other intentional wrongdoing for which such Person would otherwise be liable under any applicable law, either directly or on behalf of the Company, (ii) to restrict the joinder in any action of any necessary party in order to seek enforcement of rights against the Company or any other party to any Loan Document or to restrict injunctive relief against any Person to the extent necessary to obtain performance by the Company of its Obligations or by any other party to one or more of the Loan Documents, or (iii) to relieve any Person from liability for distributions, payments, or other transfers made to such Person in violation of the Loan Documents, or in violation of or otherwise recoverable under any applicable law.

10.18 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof; provided, however, that (a) the Fee Letters (b) any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Existing Banks, and (c) the representations and warranties (as of the dates made and deemed made) and the indemnities of the Company set forth in the Original Credit Agreement, the 1995 Amended and Restated Credit Agreement and the "Loan Documents" (as defined therein) shall, in each case, survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

CROWN PACIFIC LIMITED PARTNERSHIP, a
Delaware limited partnership

By: CROWN PACIFIC MANAGEMENT
LIMITED PARTNERSHIP, a Delaware
limited partnership,
its general partner



 By:
 Title:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent



By:

Title:


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank



By:

Title:


ABN AMRO BANK N.V., as Documentation
Agent

By ABN AMRO NORTH AMERICA, INC.,
as agent


By:

Title:


By:

Title:


ABN AMRO BANK N.V., as a Bank

By ABN AMRO NORTH AMERICA, INC.,
as agent


By:

Title:


By:

Title:


SOCIETE GENERALE



By:

Title:


NORTHWEST FARM CREDIT SERVICES, ACA



By:

Title:


BANK OF MONTREAL



By:

Title:


THE BANK OF NOVA SCOTIA



By:

Title:


BANQUE PARIBAS



By:

Title:


By:

Title:


UNION BANK OF CALIFORNIA, N.A.



By:

Title:


KEY BANK OF WASHINGTON



By:

Title:


WELLS FARGO BANK, N.A.



By:

Title:




SCHEDULE 2.1

COMMITMENTS
AND PRO RATA SHARES

Bank
Acquisition Term
Loan Commitment

Bridge Term
Loan Commitment
Pro Rata Share


Bank of America National Trust
and Savings Association

$ 20,689,655.17

$ 13,793,103.45

13.79310345%

ABN AMRO Bank, N.V.
$ 18,103,448.28
$ 12,068,965.52
12.06896552%

Societe Generale
$ 18,103,448.28
$ 12,068,965.52
12.06896552%

Northwest Farm Credit Services,
ACA
$ 14,224,137.93
$   9,482,758.62
9.48275862%

Bank of Montreal
$ 14,224,137.93
$   9,482,758.62
9.48275862%

The Bank of Nova Scotia
$ 14,224,137.93
$   9,482,758.62
9.48275862%

Banque Paribas
$ 14,224,137.93
$   9,482,758.62
9.48275862%

Key Bank
$ 14,224,137.93
$   9,482,758.62
9.48275862%

Union Bank of California, N.A.
$ 14,224,137.93
$   9,482,758.62
9.48275862%

Wells Fargo Bank, N.A.
$  7,758,620.69
_______________
$  5,172,413.79
_______________

   5.17241379%
______________

          TOTAL
$150,000,000.00
$100,000,000.00
100%




SCHEDULE 10.2

OFFSHORE AND DOMESTIC LENDING OFFICES,
ADDRESSES FOR NOTICES

CROWN PACIFIC LIMITED PARTNERSHIP

Address for notices:

Crown Pacific Limited Partnership
c/o Crown Pacific Management
  Limited Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, Oregon 97204
Attention: Roger L. Krage
  General Counsel and Secretary
  Telephone: (503) 274-2300
  Facsimile: (503) 228-4875

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

Address for notices:

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention: Ivo Bakovic
  Vice President
  Telephone: (415) 436-2789
  Facsimile: (415) 436-2700

Address for borrowings/payments to Agent:

Bank of America National Trust
and Savings Association
ABA #1210-0035-8
Attn.:  Agency Management Services #5596
For credit to A/C No. 12337-14313
Ref.:  Crown Pacific Limited Partnership

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as a Bank

Addresses for notices:

 (a) Credit notices:

Bank of America National Trust and Savings Association
Credit Products #3838
555 California St., 41st Floor
San Francisco, California 94104
Attention: Michael J. Balok
  Managing Director
  Telephone: (415) 622-2018
  Facsimile: (415) 622-4585

 (b) Operations notices:

Bank of America National Trust and Savings Association
1850 Gateway Boulevard, 4th Floor
Concord, California 94520
Attention: Theresa A. Peach
  Senior Customer Services Specialist
  Telephone: 510-675-7350
  Facsimile: 510-675-7531

Payment Instructions:

Bank of America National Trust and Savings Association
For credit to A/C No. 12331-83980
Ref.:  Crown Pacific Limited Partnership
Attention: Theresa A. Peach,
           Senior Customer Services Specialist

Domestic and Offshore Landing Office:

same as address for operations notices

ABN AMRO BANK, N.V.
as Documentation Agent

Address for notices:

ABN AMRO Bank, N.V.
600 University Street
Suite 2323
Seattle, WA 98101
Attention: David McGinnis, Vice President and Director
  Telephone: (206) 587-0342
  Facsimile: (206) 682-5641

Address for payment to Documentation Agent:

ABN AMRO Bank, N.V., New York
ABA 026009580
for credit to ABN AMRO Bank Seattle Branch
Account No. 651001085541
Ref.:  Crown Pacific Limited Partnership


ABN AMRO BANK, N.V.
  as a Bank

Addresses for notices:

 (a) Credit notices:

ABN AMRO Bank, N.V.
600 University Street
Suite 2323
Seattle, WA 98101
Attention: David McGinnis, Vice President and Director
  Telephone:  (206) 587-0342
  Facsimile:  (206) 682-5641

 (b) Operations notices:

ABN AMRO Bank, N.V.
(same address as above)
Attention: Suzanne Smith
  Loan Administration Specialist
  Telephone:  (206) 587-0281
  Facsimile:  (206) 682-5641

Payment Instructions:

ABN AMRO Bank, N.V., New York
ABA 026009580
for credit to ABN AMRO Bank Seattle Branch
Account No. 651001085541
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Operations notice address



SOCIETE GENERALE
  as a Bank

Addresses for notices:

 (a) Credit Notices:

Societe Generale
One Montgomery Street, Suite 3220
San Francisco, CA 94104
Attention: Alec Neville
  Vice President
  Telephone:  (415) 433-8400
  Facsimile:  (415) 989-9922

 (b) Operations Notices:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, CA 90067
Attention: Doris Yun
  Telephone:  (310) 788-7117
  Facsimile:  (310) 203-0539

Payment Instructions:

Societe Generale New York
ABA 0260042206
for account of Crown Pacific Limited Partnership
NY LSA 9026096

Domestic and Offshore Lending Office:

same as Operations notice address



WELLS FARGO BANK, N.A.
  as a Bank

Addresses for notices:

 (a) Credit notices:

Wells Fargo Bank, N.A.
555 Montgomery Street, 17th Floor

San Francisco, CA 94111
Attention: Dave Neumann, Vice President
  Telephone:  (415) 396-4067
  Facsimile:  (415) 362-5081

 (b) Operations notices:

Wells Fargo Bank, N.A.
420 Montgomery Street, 9th Floor
San Francisco, CA 94104
Attention: Marilyn Jones, B.S.O.
  Telephone:  (415) 396-2691
  Facsimile:  (415) 989-4319

Payment instructions:

Wells Fargo Bank, N.A.
ABA 121000248
BNF=Corporate Loan Operations/AC-2712507201
OBI=Ref: Crown Pacific Limited Partnership
Attention:  Corporate Loans SG371

Domestic and Offshore Lending Office:

same as Operations notice address

BANQUE PARIBAS
  as a Bank

Addresses for notices:

 (a) Credit notices:

Banque Paribas
101 California Street, Suite 3150
San Francisco, CA 94111
Attention: Robert Pinkerton, Vice President
  Telephone:  (415) 398-6811
  Facsimile:  (415) 398-4240

 (b) Operations notices:

Banque Paribas
2029 Century Park East, Suite 3900
Los Angeles, CA 90067
Attention: Shirley Williams,
  Vice President, Operations Dept.
  Telephone:  (310) 551-7360
  Facsimile:  (310) 553-1504

Payment instructions:

Bank of America, San Francisco
ABA 1210-0035-8
Account No. 62902-10150
Account Name: Banque Paribas, Los Angeles Agency
Ref.: Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Operations notice address

UNION BANK OF CALIFORNIA, N.A.
  as a Bank

Addresses for notices:

 (a) Credit notices:

Union Bank of California, N.A.
400 California Street, 17th Floor
San Francisco, CA 94104
Attention: Kevin Sullivan, Vice President
  Telephone:  (415) 765-3148
  Facsimile:  (415) 765-3146

 (b) Operations notices:

Union Bank of California, N.A.
(same address as above)
Attention: Norma Sarto
  Telephone:  (415) 765-2722
  Facsimile:  (415) 765-3146

Payment Instructions:

Union Bank of California, N.A.
ABA 121000015
Account No. 001-060235
Account Name:  Corporate Banking Note Dept.
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Credit notice address

KEY BANK OF WASHINGTON
  as a Bank

Addresses for Notices:

 (a) Credit notices:

Key Bank of Washington
700 Fifth Avenue, 48th Floor
Seattle, WA 98104
Attention: John H. Brock, Vice President
  Telephone:  (206) 684-6031
  Facsimile:  (206) 684-6035

 (b) Operations notices:

Key Bank of Washington, N.W. Region Specialty Services
17900 Pacific Highway South, Suite 301
Seattle, WA 98188
Attention: Mary Pease/Vicky Heineck
  Telephone: 1(800) 297-5518
  Facsimile: 1(800) 297-5495

Payment Instructions:

Key Bank of Washington
ABA 125000574
Account Name:  Crown Pacific Limited Partnership
Ref.:  N.W. Region Specialty Services
Attn.: Mary Pease/Vicky Heineck

Domestic and Offshore Lending Office:

same as Operations notice address

NORTHWEST FARM CREDIT SERVICES, ACA
  as a Bank

Addresses for Notices:

 (a) Credit notices:

AgAmerica, FCB
601 West First Avenue
Spokane, WA 99204
Attention: Alfred Compton, Vice President
  Telephone:  (509) 838-9280
  Facsimile:  (509) 838-9445

 (b) Operations notices:

Northwest Farm Credit Services, ACA
601 West First Avenue
P.O.Box TAF-C-5
Spokane, WA 99220

Attention: Kyle Hexom
  Telephone:  (509) 838-9337
  Facsimile:  (509) 838-9364

Payment Instructions:

AgAmerica, FCB
ABA 1251-0829-8
AGAMER FCB SPOK
Ref.: Crown Pacific Participation
Please notify Kyle Hexom upon receipt of funds

Domestic and Offshore Lending Office:

same as Operations notice address


BANK OF MONTREAL
as a Bank

Address for notices:

 (a) Credit notices:

Bank of Montreal
115 S. LaSalle Street
Chicago, IL 60603
Attention: Susan Blackburn, Director
  Telephone: (312) 750-3887
  Facsimile: (312) 750-3808

 (b) Operations notices:

Bank of Montreal
(same address as above)
Attention: Debra Sandt
  Int. Officer - Client Services
  Telephone: (312) 750-4312
  Facsimile: (312) 750-4344

Payment Instructions:

Harris Bank & Trust
ABA 071000288
Account No.134856-6
Account Name:  Bank of Montreal
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:
same as Operations notice address

THE BANK OF NOVA SCOTIA
as a Bank

Address for Notices:

 (a) Credit notices:

The Bank of Nova Scotia
888 S.W. Fifth Avenue
Suite 750
Portland, OR 97204
Attention: Daryl Hogge
  Relationship Manager
  Telephone: (503) 222-4169
  Facsimile: (503) 222-5502

 (b) Operations notices:

The Bank of Nova Scotia
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA 30308
Attention: Craig Subryan
  Telephone: (404) 877-1563
  Facsimile: (404) 888-8998

Payment Instructions:

The Bank of Nova Scotia
ABA 026 002 532
Account No.  6102-32
Account Name:  BNS-Portland Loan Servicing
Ref.:  Crown Pacific Limited Partnership

Domestic and Offshore Lending Office:

same as Credit notice address



AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of May 13, 1996
among

CROWN PACIFIC LIMITED
PARTNERSHIP

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

as Agent

ABN AMRO BANK, N.V.

as Documentation Agent

and

THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO




Arranged By

BA SECURITIES, INC.






TABLE OF CONTENTS
Page
ARTICLE I   DEFINITIONS 1
1.1   Certain Defined Terms 1
1.2   Other Interpretive Provisions 26
1.3   Accounting Principles 27
ARTICLE II   THE CREDITS 27
2.1   Amounts and Terms of Commitments 27
2.2   Loan Accounts 28
2.3   Procedure for Borrowing on the Closing Date 28
2.4   Conversion and Continuation Elections 29
2.5   Optional Prepayments 30
2.6   Mandatory Prepayments of Loans 31
2.7   Scheduled Repayment 32
2.8   Interest 33
2.9   Fees 33
2.10   Computation of Fees and Interest 34
2.11   Payments by the Company 34
2.12   Payments by the Banks to the Agent 35
2.13   Sharing of Payments, Etc 35

2.14   Quarterly Adjustments 36
ARTICLE III   TAXES, YIELD PROTECTION AND ILLEGALITY 36
3.1   Taxes 36
3.2   Illegality 37
3.3   Increased Costs and Reduction of Return 38
3.4   Funding Losses 38
3.5   Inability to Determine Rates 39
3.6   Certificates of Banks 39
3.7   Survival 40
ARTICLE IV   CONDITIONS PRECEDENT 40
4.1   Conditions of Closing 40
4.2   Conditions to Continuation/Conversion 42
ARTICLE V   REPRESENTATIONS AND WARRANTIES 43
5.1   Existence and Power 43
5.2   Authorization; No Contravention 43
5.3   Governmental Authorization 43
5.4   Binding Effect 44
5.5   Litigation 44
5.6   No Default 44
5.7   ERISA Compliance 44
5.8   Use of Proceeds; Margin Regulations 45
5.9   Title to Properties 45
5.10   Taxes 45
5.11   Financial Condition 45
5.12   Environmental Matters 46
5.13   Regulated Entities 47
5.14   No Burdensome Restrictions 47
5.15   Copyrights, Patents, Trademarks and Licenses, Etc 47
5.16   Subsidiaries 47
5.17   Insurance 47
5.18   Labor Relations 48
5.19   Partnership Interests 48
5.20   Full Disclosure 48
5.21   Solvency 48
5.22   Swap Obligations 48
ARTICLE VI   AFFIRMATIVE COVENANTS 48
6.1   Financial Statements 49
6.2   Certificates; Other Information 50
6.3   Notices 51
6.4   Preservation of Partnership Existence, Etc 52
6.5   Maintenance of Property 53
6.6   Insurance 53
6.7   Payment of Obligations 53
6.8   Compliance with Laws 54
6.9   Inspection of Property and Books and Records 54
6.10   Environmental Laws 54
6.11   Use of Proceeds 54
6.13   Further Assurances 55
ARTICLE VII   NEGATIVE COVENANTS 55
7.1   Limitation on Liens 55

7.2   Asset Dispositions 57
7.3   Consolidations and Mergers 58
7.4   Harvesting Restrictions 59
7.5   Loans and Investments 61
7.6   Limitation on Indebtedness 62
7.7   Transactions with Affiliates 63
7.8   Use of Proceeds 63
7.9   Contingent Obligations 64
7.10   Joint Ventures 64
7.11   Restricted Payments 64
7.12   Change in Business 64
7.13   Fiscal Year Changes 64
7.14   Amendments to Agreements 65
7.15   Limitation on Voluntary Payments of Senior Notes, Etc 65
7.16   Cash Flow to Interest Expense Ratio 65
7.17   Total Debt to Cash Flow Ratio 65
7.18   Cash Coverage Ratio 65
ARTICLE VIII   EVENTS OF DEFAULT 66
8.1   Event of Default 66
8.2   Remedies 68
8.3   Rights Not Exclusive 68
ARTICLE IX   THE AGENT 69
9.1   Appointment and Authorization 69
9.2   Delegation of Duties 69
9.3   Liability of Agent 69
9.4   Reliance by Agent 70
9.5   Notice of Default 70
9.6   Credit Decision 70
9.7   Indemnification 71
9.8   Agent in Individual Capacity 71
9.9   Successor Agent 71
9.10   Withholding Tax 72
9.11   Documentation Agent 73
ARTICLE X   MISCELLANEOUS 73
10.1   Amendments and Waivers 73
10.2   Notices 74
10.3   No Waiver; Cumulative Remedies 75
10.4   Costs and Expenses 75
10.5   Indemnity 76
10.6   Payments Set Aside 76
10.7   Successors and Assigns 76
10.8   Assignments, Participations, Etc 77
10.9   Set-off 79
10.10   Automatic Debits of Fees 79
10.11   Notification of Addresses, Lending Offices, Etc 79
10.12   Counterparts 80
10.13   Severability 80
10.14   No Third Parties Benefited 80
10.15   Governing Law and Jurisdiction 80
10.16   Waiver of Jury Trial 80

10.17   Recourse 81
10.18   Entire Agreement 81


SCHEDULES

Schedule 1.1 Investment Policy
Schedule 2.1 Commitments
Schedule 5.5 Litigation
Schedule 5.7 ERISA
Schedule 5.12 Environmental Matters
Schedule 5.16 Subsidiaries and Minority Interests
Schedule 7.1 Permitted Liens
Schedule 7.5 Permitted Loans and Investments
Schedule 7.6 Permitted Indebtedness
Schedule 7.9 Contingent Obligations
Schedule 10.2 Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A Form of Notice of Borrowing
Exhibit B Form of Notice of Conversion/Continuation
Exhibit C Form of Compliance Certificate
Exhibit D Form of Legal Opinion of Company's Counsel
Exhibit E Form of Assignment and Acceptance
Exhibit F Form of Note
Exhibit G Form of Escrow Agreement




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

EXHIBIT A

NOTICE OF BORROWING



   Date: ___________________


To:   Bank of America National Trust and Savings Association, as Agent for
the Banks parties to the Amended and Restated Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), certain Banks that are signatories thereto, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing specified herein:

1. The aggregate amount of the proposed Borrowing is $_______________.

2. The Business Day of the proposed Borrowing is __________  ________.

3. The Borrowing is to be comprised of $_________ of [Offshore Rate Loans] [Base Rate Loans].

4. [If applicable] The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [_________] months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Company contained in Article V of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date);

(b)   No Default or Event of Default exists; and

(c) The ratio of (i) Pro Forma Consolidated Cash Flow to Pro Forma Interest Expense is greater than 2.50 to 1.00, and (ii) Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service is greater than 1.25 to 1.00.

CROWN PACIFIC LIMITED PARTNERSHIP, a
Delaware limited partnership

By:   CROWN PACIFIC MANAGEMENT
LIMITED PARTNERSHIP, a Delaware limited
partnership, its general partner


   By:
   Title:

EXHIBIT B
NOTICE OF CONVERSION/CONTINUATION

Date:  __________________

To:   Bank of America National Trust and Savings Association, as Agent for
the Banks parties to the Amended and Restated Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), certain Banks which are signatories thereto, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1.   The date of the [conversion] [continuation] is ______________________,
19__.

2. The aggregate amount of the Loans [converted] [continued] is $______________.

3. The Loans are to be [converted into] [continued as] [Offshore Rate Loans] [Base Rate Loans].

4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [____] months. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed [conversion] [continuation], before and after giving effect thereto and to the application of the proceeds therefrom:

(a) the representations and warranties of the Company contained in Article V of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date); and

(b)   no Default or Event of Default exists.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By:   CROWN PACIFIC MANAGEMENT LIMITED
PARTNERSHIP, a Delaware limited partnership, its
general partner

By:
Title:

EXHIBIT G
ESCROW AGREEMENT


     This ESCROW AGREEMENT ("Agreement") dated as of ______________, 199_ is entered into by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), and _________________________ (the "Escrow Agent").

RECITALS

     A. The Company has entered into (i) the Amended and Restated Credit Agreement dated as of May 13, 1996 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "Facility A Credit Agreement") with the several financial institutions from time to time party thereto (the "Facility A Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and Bank of America National Trust and Savings Association, as agent for the Facility A Banks (together with its successors in such capacity, the "Facility A Agent"), (ii) the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "Facility B Credit Agreement") with the several financial institutions from time to time party thereto (the "Facility B Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and Bank of America National Trust and Savings Association, as agent for the Facility B Banks (together with its successors in such capacity, the "Facility B Agent"), (iii) the Note Purchase Agreement dated as of December 1, 1994 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "1994 Senior Note Agreement") entered into for the benefit of the holders from time to time of the notes issued pursuant thereto (the "1994 Noteholders"), and (iv) the Note Purchase Agreement dated as of March 15, 1995 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "1995 Senior Note Agreement") entered into for the benefit of the holders from time to time of the notes issued pursuant thereto (the "1995 Noteholders").

     B. Section 7.2(f) of the Facility A Credit Agreement, Section 8.2(f) of the Facility B Credit Agreement and Section 4.10(a)(2) of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement permit the Company and its subsidiaries to dispose of assets under the circumstances described therein so long as the net proceeds of such disposition are applied to the purchase of productive assets in Permitted Businesses (as defined in the Facility A Credit Agreement and the Facility B Credit Agreement) or to prepay Senior Debt (as defined in the Facility A Credit Agreement and the Facility B Credit Agreement). Any net proceeds of such disposition in excess of the amounts specified in such Sections which have not been applied to purchase productive assets in Permitted Businesses or distributed to the holders of Senior Debt are to be placed immediately upon receipt thereof in an escrow or other similar account for application in accordance with such Sections.

     C. Section 7.4 of the Facility A Credit Agreement, Section 8.4 of the Facility B Credit Agreement and Section 4.12 of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement permit the Company and its subsidiaries to harvest timber from their timberlands in excess of the limitations provided for in such Sections so long as the net proceeds of such excess harvest are placed within the period specified in such Sections in an escrow or other similar account and applied in accordance with such Sections to purchase timber or timberlands or to prepay Senior Debt.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Company and the Escrow Agent hereby agree as follows:

      1.  Escrow Accounts.

         (a) Establishment of Escrow Accounts and Delivery of Funds. The Escrow Agent has established (i) a special and irrevocable escrow account designated the "Asset Disposition Escrow Account" (together with all subaccounts thereunder and any successor account(s) that may be established from time to time with the Escrow Agent in replacement thereof, the "Asset Disposition Escrow Account") and (ii) a special and irrevocable escrow account designated the "Excess Harvest Escrow Account" (together with all subaccounts thereunder and any successor account(s) that may be established from time to time with the Escrow Agent in replacement thereof, the "Excess Harvest Escrow Account", and collectively with the Asset Disposition Escrow Account, the "Escrow Accounts" and each individually, an "Escrow Account"). The Escrow Agent shall keep the funds held in each Escrow Account separate and apart from all other funds and money held by it and shall hold each Escrow Account for the account and benefit of the persons as hereinafter set forth. The Company may make deposits from time to time to the Asset Disposition Escrow Account in the amount of net proceeds from the disposition of assets that the Company intends to apply in the manner contemplated by
Section 7.2(f) of the Facility A Credit Agreement, Section 8.2(f) of the Facility B Credit Agreement and Section 4.10(a)(2) of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement. The Company may make deposits from time to time to the Excess Harvest Escrow Account in the amount of net proceeds of excess timber harvest that the Company intends to apply in the manner contemplated by Section 7.4 of the Facility A Credit Agreement,
Section 8.4 of the Facility B Credit Agreement and Section 4.12 of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement. Once deposited, such funds shall be maintained and applied by the Escrow Agent in accordance herewith. The Company agrees that upon the deposit of funds into any Escrow Account by or at the direction of the Company, such deposit shall become (except as expressly provided in Section 1(b) hereof) irrevocable and the Company shall have no right to withdraw amounts contained therein or interest or other income accrued thereon except as provided in Section 1(b) hereof or upon the indefeasible payment in full of the all amounts remaining unpaid under the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior Note Agreement.
 The Escrow Agent shall separately account for each deposit made to each Escrow Account. Each deposit to an Escrow Account shall be maintained by the Escrow Agent as a subaccount thereunder, numbered sequentially in chronological order.

         (b)  Application of Funds.

         (i) Subject to prior distribution in accordance with clause (iii) below, the Escrow Agent shall release funds held in the Escrow Accounts, including the interest and other income accrued thereon, to the Company if and only if (y) the Company shall have delivered to the Escrow Agent, with a copy to the Facility A Agent and the Facility B Agent, no later than five Business Days (as defined in the Facility A Credit Agreement and Facility B Credit Agreement) prior to the proposed date of such release, a certificate of the chief executive officer, the president, the chief financial officer or the person serving as the secretary and general counsel of the Company or the general partner of the Company (each such officer, a "Responsible Officer"), substantially in the form of Exhibit A hereto in the case of a release of funds from the Asset Disposition Escrow Account, and substantially in the form of Exhibit B hereto in the case of a release of funds from the Excess Harvest Escrow Account, and (z) the Escrow Agent shall not have received from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder written notice that a Default or Event of Default (as such terms are defined in any of the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior

Note Agreement) exists or will occur by virtue of such release of funds. In releasing funds from any Escrow Account, the Escrow Agent shall release deposits held in that Escrow Accounts pursuant to this clause (i) from the subaccounts thereunder in the order in which such subaccounts were established. For example, if the Company has delivered a certificate sufficient under this clause (i) to authorize the Escrow Agent to release $100 from the Asset Disposition Escrow Account, and if the Escrow Agent holds three subaccounts under the Asset Disposition Escrow Account, number 1 (established on January 1 with $20), number 2 (established on February 1 with $60), and number 3 (established on March 1 with $50), the Escrow Agent shall satisfy such release of funds by first emptying subaccount number 1, second emptying subaccount number 2, and third releasing an amount from subaccount number 3 sufficient to bring the total release of funds (after giving effect to interest released from subaccounts 1 and 2) to $100.

         (ii) Subject to prior distribution by the Escrow Agent in accordance with clause (i) above, the Escrow Agent shall hold the funds in each subaccount under each Escrow Account and disburse such funds in accordance with clause (iii) below upon the date identified to the Escrow Agent in writing by a Responsible Officer at the time the Company makes the deposit that establishes such subaccount as the "Disbursement Date" for such deposit, which date shall be the 270th day after the date of the related asset deposition in the case of a deposit to the Asset Disposition Escrow Account, and, in the case of a deposit to the Excess Harvest Escrow Account, the 270th day after the last day of the period in which such excess harvest occurred (the "Disbursement Date").

         (iii) If on the Disbursement Date with respect to any subaccount under Escrow Account, any funds remain in such subaccount, the Escrow Agent shall promptly distribute such funds, including interest and other income accrued thereon, as follows: (i) so long as the Escrow Agent shall not have received a notice of Default or Event of Default (as such terms are defined in any of the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior Note Agreement) from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder, such funds shall be distributed to the Facility A Agent, the Facility B Agent, the 1994 Noteholders or the 1995 Noteholders, or any combination thereof, in the amounts and as directed by the Company in writing to the Escrow Agent, and interest and other income accrued thereon shall be distributed to the Company, and (ii) if the Escrow Agent shall have received such a notice of a Default or Event of Default from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder, such funds, together with all interest and other income accrued thereon, shall be distributed to the Facility A Agent, the Facility B Agent, the 1994 Noteholders or the 1995 Noteholders, or any combination thereof, in the amounts and as directed in written instructions to the Escrow Agent executed by the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders (as such terms are defined below). "Majority 1994 Noteholders" means one or more persons or entities purporting to be 1994 Noteholders and certifying to the Escrow Agent that they hold greater than 50% in aggregate principal amount of the outstanding notes issued under the 1994 Senior Note Agreement, and "Majority 1995 Noteholders" means one or more persons or entities purporting to be 1995 Noteholders and certifying to the Escrow Agent that they hold greater than 50% in aggregate principal amount of the outstanding notes issued under the 1995 Senior Note Agreement. The Escrow Agent shall be entitled to rely conclusively upon the certificates referred to in this Section as well as any notice from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder of a Default or an Event of Default without independent investigation.

         2. Investments.

         (a) The Escrow Agent shall have no obligation to make any investment or reinvestment of any moneys held in the Escrow Accounts at any time except as expressly provided in this Agreement.

         (b) Any amounts held by the Escrow Agent shall be invested by the Escrow Agent from time to time as directed in writing by the Company (unless the Escrow Agent shall have received from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder a notice of Default or Event of Default, in which case such amounts shall be invested solely in the investments described in clause
(iii) below and shall mature in less than 30 days after the date of such investment), and the Escrow Agent agrees to comply with the Company's written request to invest in any of the following investments (collectively, "Permitted Investments"): (i) investments in commercial paper which, at the time of acquisition by the Escrow Agent, is rated at least A-1 by Standard & Poor's Rating Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if such commercial paper is not rated by either S&P or Moody's, the highest rating of another nationally recognized credit rating agency of similar standing approved in writing by each of the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders, (ii) investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, or (iii) investments in certificates of deposit, issued by a bank or trust company organized under the laws of the United States of America or any state thereof, having capital, surplus and undivided profits aggregating at least $250,000,000 and the unsecured long-term obligations of which are rated at least AA by S&P or Aa by Moody's or, if such unsecured long-term obligations are not rated by either S&P or Moody's, a comparable rating by another nationally recognized credit rating agency of similar standing approved in writing by each of the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders; provided that all such investments shall be denominated in United States dollars and shall mature in 180 days or less after the date of investment. The Escrow Agent may sell any Permitted Investment (without regard to maturity date) whenever necessary to make any transfer required by Section 1.

         (c) The Escrow Agent shall hold, invest and apply any income realized as a result of any investment pursuant to this Section 2 as part of the Asset Disposition Escrow Account and the Excess Harvest Escrow Account, as the case may be, and within the same subaccount to which such interest is attributable.

         (d) With respect to the investment of funds on deposit in the Escrow Accounts pursuant to this Section 2 and to the extent the Company is permitted to direct such investment hereunder, the Escrow Agent shall be entitled to rely upon the written instructions of those individuals whose signatures appear in the spaces provided below, or such other individuals as may hereafter be designated in writing by the Company:

_____________________________        Peter W. Stott

_____________________________     Richard D. Snyder

_____________________________        Roger L. Krage

      3. Terms and Conditions. To the extent not inconsistent with this Agreement, the Company agrees to be bound by the Escrow Agent's Standard Terms and Conditions attached hereto as Exhibit D (as the same may from time to time be amended, modified or supplemented, the "Standard Terms and Conditions") and they are hereby incorporated by reference into and form a part of this Agreement with the same effect as if they were set forth in full herein.

      4. Compensation. The Escrow Agent shall be entitled to compensation from the Company for the maintenance of, and investment of funds contained in, the Escrow Accounts in accordance with Schedule 2 attached hereto. Such compensation shall be payable as provided in Schedule 2. The fees of and the costs incurred by the Escrow Agent shall not be a charge on and in no event shall be deducted from the Escrow Accounts but shall be an additional obligation of the Company which shall survive the termination of this Agreement.

      5. Reports. On the tenth Business Day of each month until the termination of this Agreement, the Escrow Agent shall submit to the Company, the Facility A Agent, and the Facility B Agent, a report covering all funds it shall have received and all payments it shall have made or caused to be made hereunder during the preceding calendar month. Each report shall also list each deposit into each Escrow Account and the investment income related thereto, all Permitted Investments and the amount of money accounted for in each Escrow Account on the date preceding the date of such report.

      6. Notices, Etc. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as set forth on the signature pages to this Agreement in the case of the parties hereto, and as set forth on Schedule I in the case of the Facility A Agent and the Facility B Agent, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. All such notices and communications shall be effective upon receipt. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      7. Termination. The Company may terminate this Agreement at any time that the balance in each Escrow Account is zero upon three Business Days prior written notice to the Escrow Agent with a copy to the Facility A Agent and the Facility B Agent.

      8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Agent and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Escrow Agent, the Facility A Agent, the Facility B Agent and the Majority 1994 Noteholders and the Majority 1995 Noteholders.

      9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

      10. Entire Agreement. This Agreement constitutes and contains the entire agreement among the parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

      11. Interpretation. Any reference to a "Section" shall refer to the relevant Section to this Agreement, unless specifically indicated to the contrary and the words "herein," "hereof" and "hereunder" and other words of similar import shall refer to this Agreement as a whole, as the same may from time to time be amended, amended and restated, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

      12. Amendments; Waivers. No amendment, modification, discharge or waiver of, or consent to any departure by the Company from, any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Escrow Agent, the Facility A Agent, and the Facility B Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

      13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

      14. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      15. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Escrow Agent, the Documentation Agent, the Facility A Agent, the Facility A Banks, the Facility B Agent, the Facility B Banks, the 1994 Noteholders, the 1995 Noteholders and each of their permitted successors and assigns, and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Agreement. Except as set forth herein, the Escrow Agent shall have no obligation to any person not a party to this Agreement.

      16. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, a
Delaware limited partnership, its general partner

    By:
    Title:

Notice to be sent to:

Crown Pacific Limited Partnership
c/o Crown Pacific Management Limited
  Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, Oregon 97204
Attention: Roger L. Krage
           Facsimile: (503) 228-4875
           Telephone: (503) 274-2300


______________________________
as Escrow Agent


By:
Title:

Notice to be sent to:


Attention:
           Facsimile:
           Telephone:
   Schedule 1 to
   Escrow Agreement

ADDRESSES FOR NOTICES


Item A.  Facility A Agent Address for Notices

Bank of America National Trust and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Ivo Bakovic
            Vice President
            Telephone:  415/622-1158
            Facsimile:  415/622-4894


Item B.   Facility B Agent Address for Notices

Bank of America National Trust and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Ivo Bakovic
            Vice President
            Telephone:  415/622-1158
            Facsimile:  415/622-4894

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") dated as of __________, ____ is made between ______________________________ (the
"Assignor") and __________________________ (the "Assignee").

RECITALS

WHEREAS, the Assignor is party to the Amended and Restated Credit Agreement dated as of May 13, 1996 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among Crown Pacific
Limited Partnership, a Delaware limited partnership (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, as agent for the Banks. Any terms defined in the Credit Agreement and not defined in this Agreement are used herein as defined in the Credit Agreement;

WHEREAS, the Assignor has made Loans in the aggregate principal amount of $___________ to the Company; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its outstanding Loans in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Assignment and Acceptance.

(a) Subject to the terms and conditions of this Agreement, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement) __% (the "Assignee's Percentage Share") of (A) [the Commitment] [or]
[the Loans] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.
[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to Loans assigned.]

(b) With effect on and after the Effective Date (as defined in Section 5), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality[, with a Commitment in an amount equal to the Assigned Amount]. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that notwithstanding the assignment hereunder, the Assignor and the Assignee shall both have the rights which the Assignor had under Article III and Section 10.5 of the Credit Agreement.

(c) [After giving effect to the assignment and assumption, on the Effective Date the Assignee's Commitment will be $__________.

(d) After giving effect to the assignment and assumption, on the Effective Date the Assignor's Commitment will be $__________.]

2. Payments.

(a) As consideration for the sale, assignment and transfer contemplated in
Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Percentage Share of the principal amount of all Loans.

(b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in subsection 10.8(a) of the Credit Agreement.

3. Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Loans shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4. Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5.  Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Agreement shall be __________, ____ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective
Date: (i) this Agreement shall be executed and delivered by the Assignor and the Assignee; (ii) the consent of the Company (if applicable) and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under subsection 10.8(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date; (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement; (iv) the Assignee shall have complied with subsection 9.10(a) of the Credit Agreement (if applicable); (v) the processing fee referred to in Section 2(b) hereof and in subsection 10.8(a) of the Credit Agreement shall have been paid to the Agent; and (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to Assignee's Percentage Share of the rights and obligations of the Assignor under, and of the Assignor's Syndicated Loans and L/C Obligations under and as defined in the Facility B Credit Agreement.

(b) Promptly following the execution of this Agreement, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6. Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

7. Withholding Tax.

The Assignee agrees to comply with subsection 9.10(a) of the Credit Agreement (if applicable).

8. Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and
(iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

9. Further Assurances.

The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10. Miscellaneous.

(a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

(d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN). [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Assignor

By:
Title:
Address:


Assignee

By
Title:
Address:

SCHEDULE 1

NOTICE OF ASSIGNMENT AND ACCEPTANCE

_____________________, 19__

Bank of America National Trust
and Savings Association, as Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attn:  Ivo Bakovic

Crown Pacific Limited Partnership
Crown Pacific Management Limited Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, OR 97204
Attn:  Roger L. Krage

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement dated as of May 13, 1996 (the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), the Banks referred to therein, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the "Assignee) of
_____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to all outstanding Loans made by the Assignor. Before giving effect to such assignment the aggregate amount of its outstanding Loans is $________________.

2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Company, to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

3. The following administrative details apply to the Assignee:

(A) Notice Address:

Assignee name:
Address:

Attention:
Telephone:(___)
Telecopier:(___)
Telex (Answerback):

(B) Payment Instructions:
Account No.:
At:


Reference:
Attention:

(C) Domestic and Offshore Lending Office:
[same as notice address]

[or]
Address:

Attention:
Telephone:(___)
Telecopier:(___)
Telex (Answerback):

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,
[Name of Assignor]
By:
Title:
[Name of Assignee]

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By: CROWN PACIFIC MANAGEMENT LIMITED
    PARTNERSHIP, a Delaware limited
    partnership, its general partner

By:
Title:
BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent


By:
Its:

EXHIBIT F
FORM OF PROMISSORY NOTE
San Francisco, California
U.S. $_____________      May __, 1996

FOR VALUE RECEIVED, Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), hereby promises to pay to the order of ____________________ (the "Bank") the principal amount of
_____________________ ($___________) at the times and in the amounts specified in the Agreement described below. The Company promises to pay interest on such unpaid principal amount at the times and at the rates specified in the Agreement. This Note is one of the Notes referred to in, and is issued under, the Amended and Restated Credit Agreement dated as of May 13, 1996 (as in effect from time to time, the "Agreement"), among the Company, the Banks parties thereto, ABN AMRO Bank, N.V., as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"). The holder of this Note is authorized to record on the schedules annexed hereto the date, amount and maturity of each Loan made by it, and the amount of each payment of principal made by the Company with respect thereto. Any such recordation shall be conclusive absent manifest error; provided, however, that the failure of the holder of this Note to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under the Agreement. The holder of this Note shall be entitled to the benefits provided for in the Agreement. Reference is made to the Agreement for the provisions on (i) the obligation of the Bank to advance funds under this Note, (ii) the manner in which interest is computed and accrued, (iii) the Company's rights, if any, to prepay all or part of the Loans, (iv) the events upon which the maturity of the principal of and accrued interest on this Note may be accelerated or shall be automatically accelerated, as the case may be, (v) the manner in which Loans may be converted from one Type into another Type to the extent provided in the Agreement, (vi) attorney's fees (including allocated costs of internal legal services) and other fees and expenses incurred in any enforcement of this Note, (vii) the Company's right to cure certain events of default, and (viii) the Bank's rights to assign all or part of this Note to Assignees and/or to sell participating interests in any Loans, as more fully set forth in the Agreement. Terms defined in the Agreement shall have the same meanings herein. Principal and interest are payable in lawful money of the United States of America in immediately available funds to Bank of America National Trust and Savings Association, as Agent for the Bank, at the Agent's Payment Office described in the Agreement. The Company hereby waives presentment, demand, protest or other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT THE AGENT AND THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorized.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By:     CROWN PACIFIC MANAGEMENT LIMITED

PARTNERSHIP a Delaware limited partnership, its general partner

        By:
        Title:



SCHEDULE

Date Loan
Disbursed

Amount of Loan

Maturity Date
Principal Payment
Date
Principal Paid

   EXHIBIT G

ESCROW AGREEMENT


      This ESCROW AGREEMENT ("Agreement") dated as of ______________, 199___ is entered into by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), and _________________________________, a
_______________________ (the "Escrow Agent").

RECITALS

      A. The Company has entered into (i) the Amended and Restated Credit Agreement dated as of May 13, 1996 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "Facility A Credit Agreement") with the several financial institutions from time to time party thereto (the "Facility A Banks"), ABN AMRO Bank, N.V., as documentation agent (in such capacity, the "Documentation Agent"), and Bank of America National Trust and Savings Association, as agent for the Facility A Banks (together with its successors in such capacity, the "Facility A Agent"), (ii) the Facility B Credit Agreement dated as of May 13, 1996 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "Facility B Credit Agreement") with the several financial institutions from time to time party thereto (the "Facility B Banks"), ABN AMRO Bank, N.V., as documentation agent ( in such capacity, the "Documentation Agent") and Bank of America National Trust and Savings Association, as agent for the Facility B Banks (together with its successors in such capacity, the "Facility B Agent"), (iii) the Note Purchase Agreement dated as of December 1, 1994 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "1994 Senior Note Agreement") entered into for the benefit of the holders from time to time of the notes issued pursuant thereto (the "1994 Noteholders"), and (iv) the Note Purchase Agreement dated as of March 15, 1995 (as the same may from time to time be amended, amended and restated, modified, supplemented or renewed, the "1995 Senior Note Agreement") entered into for the benefit of the holders from time to time of the notes issued pursuant thereto (the "1995 Noteholders").

      B. Section 7.2(f) of the Facility A Credit Agreement, Section 8.2(f) of the Facility B Credit Agreement and Section 4.10(a)(2) of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement permit the Company and its subsidiaries to dispose of assets under the circumstances described therein so long as the net proceeds of such disposition are applied to the purchase of productive assets in Permitted Businesses (as defined in the Facility A Credit Agreement and the Facility B Credit Agreement) or to prepay Senior Debt (as defined in the Facility A Credit Agreement and the Facility B Credit Agreement). Any net proceeds of such disposition in excess of the amounts specified in such Sections which have not been applied to purchase productive assets in Permitted Businesses or distributed to the holders of Senior Debt are to be placed immediately upon receipt thereof in an escrow or other similar account for application in accordance with such Sections.

      C. Section 7.4 of the Facility A Credit Agreement, Section 8.4 of the Facility B Credit Agreement and Section 4.12 of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement permit the Company and its subsidiaries to harvest timber from their timberlands in excess of the limitations provided for in such Sections so long as the net proceeds of such excess harvest are placed within the period specified in such Sections in an escrow or other similar account and applied in accordance with such Sections to purchase timber or timberlands or to prepay Senior Debt.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Company and the Escrow Agent hereby agree as follows:

      1.  Escrow Accounts.

         (a) Establishment of Escrow Accounts and Delivery of Funds. The Escrow Agent has established (i) a special and irrevocable escrow account designated the "Asset Disposition Escrow Account" (together with any successor account(s) that may be established from time to time with the Escrow Agent in replacement thereof, the "Asset Disposition Escrow Account") and (ii) a special and irrevocable escrow account designated the "Excess Harvest Escrow Account" (together with any successor account(s) that may be established from time to time with the Escrow Agent in replacement thereof, the "Excess Harvest Escrow Account", and collectively with the Asset Disposition Escrow Account, the "Escrow Accounts" and each individually, an "Escrow Account"). The Escrow Agent shall keep the funds held in each Escrow Account separate and apart from all other funds and money held by it and shall hold each Escrow Account for the account and benefit of the persons as hereinafter set forth. The Company may make deposits from time to time to the Asset Disposition Escrow Account in the amount of net proceeds from the disposition of assets that the Company intends to apply in the manner contemplated by Section 7.2(f) of the Facility A Credit Agreement, Section 8.2(f) of the Facility B Credit Agreement and Section 4.10(a)(2) of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement. The Company may make deposits from time to time to the Excess Harvest Escrow Account in the amount of net proceeds of excess timber harvest that the Company intends to apply in the manner contemplated by Section 7.4 of the Facility A Credit Agreement, Section 8.4 of the Facility B Credit Agreement and Section 4.12 of each of the 1994 Senior Note Agreement and the 1995 Senior Note Agreement. Once deposited, such funds shall be maintained and applied by the Escrow Agent in accordance herewith. The Company agrees that upon the deposit of funds into any Escrow Account by or at the direction of the Company, such deposit shall become (except as expressly provided in Section 1(b) hereof) irrevocable and the Company shall have no right to withdraw amounts contained therein or interest or other income accrued thereon except as provided in Section 1(b) hereof or upon the indefeasible payment in full of the all amounts remaining unpaid under the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior Note Agreement. The Escrow Agent shall separately account for each deposit made to each Escrow Account.

         (b)  Application of Funds.


         (i) Subject to prior distribution in accordance with clause (iii) below, the Escrow Agent shall release funds held in the Escrow Accounts, including the interest and other income accrued thereon, to the Company if and only if (y) the Company shall have delivered to the Escrow Agent, with a copy to the Facility A Agent and the Facility B Agent, no later than five Business Days (as defined in the Facility A Credit Agreement and Facility B Credit Agreement) prior to the proposed date of such release, a certificate of the chief executive officer, the president, the chief financial officer or the person serving as the secretary and general counsel of the Company or the general partner of the Company (each such officer, a

"Responsible Officer"), substantially in the form of Exhibit A hereto in the case of a release of funds from the Asset Disposition Escrow Account, and substantially in the form of Exhibit B hereto in the case of a release of funds from the Excess Harvest Escrow Account, and (z) the Escrow Agent shall not have received from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder written notice that a Default or Event of Default (as such terms are defined in any of the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior Note Agreement) exists or will occur by virtue of such release of funds. The Escrow Agent shall release deposits held in the Escrow Accounts pursuant to this clause (i) on a first-in, first-out basis.

         (ii) Subject to prior distribution by the Escrow Agent in accordance with clause (i) above, the Escrow Agent shall hold each deposit to each Escrow Account and disburse such deposit in accordance with clause (iii) below upon the date identified to the Escrow Agent in writing by a Responsible Officer at the time the Company makes such deposit as the "Disbursement Date" for such deposit, which date shall be the 270th day after the date of the related asset deposition in the case of a deposit to the Asset Disposition Escrow Account, and, in the case of a deposit to the Excess Harvest Escrow Account, the 270th day after the last day of the period in which such excess harvest occurred (the "Disbursement Date").

         (iii) If on the Disbursement Date with respect to any deposit made to either Escrow Account, any funds remain in such Escrow Account with respect to such deposit, the Escrow Agent shall promptly distribute such funds, including interest and other income accrued thereon, as follows: (i) so long as the Escrow Agent shall not have received a notice of Default or Event of Default (as such terms are defined in any of the Facility A Credit Agreement, the Facility B Credit Agreement, the 1994 Senior Note Agreement and the 1995 Senior Note Agreement) from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder, such funds shall be distributed to the Facility A Agent, the Facility B Agent, the 1994 Noteholders or the 1995 Noteholders, or any combination thereof, in the amounts and as directed by the Company in writing to the Escrow Agent, and interest and other income accrued thereon shall be distributed to the Company, and (ii) if the Escrow Agent shall have received such a notice of a Default or Event of Default from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder, such funds, together with all interest and other income accrued thereon, shall be distributed to the Facility A Agent, the Facility B Agent, the 1994 Noteholders or the 1995 Noteholders, or any combination thereof, in the amounts and as directed in written instructions to the Escrow Agent executed by the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders (as such terms are defined below). "Majority 1994 Noteholders" means one or more persons or entities purporting to be 1994 Noteholders and certifying to the Escrow Agent that they hold greater than 50% in aggregate principal amount of the outstanding notes issued under the 1994 Senior Note Agreement, and "Majority 1995 Noteholders" means one or more persons or entities purporting to be 1995 Noteholders and certifying to the Escrow Agent that they hold greater than 50% in aggregate principal amount of the outstanding notes issued under the 1995 Senior Note Agreement. The Escrow Agent shall be entitled to rely conclusively upon the certificates referred to in this Section as well as any notice from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder of a Default or an Event of Default without independent investigation.

      2.        Investments.

         (a) The Escrow Agent shall have no obligation to make any investment or reinvestment of any moneys held in the Escrow Accounts at any time except as expressly provided in this Agreement.

         (b) Any amounts held by the Escrow Agent shall be invested by the Escrow Agent from time to time as directed in writing by the Company (unless the Escrow Agent shall have received from any of the Facility A Agent, the Facility B Agent, or any person or entity purporting to be a 1994 Noteholder or 1995 Noteholder a notice of Default or Event of Default, in which case such amounts shall be invested solely in the investments described in clause
(iii) below and shall mature in less than 30 days after the date of such investment), and the Escrow Agent agrees to comply with the Company's written request to invest in any of the following investments (collectively, "Permitted Investments"): (i) investments in commercial paper which, at the time of acquisition by the Escrow Agent, is rated at least A-1 by Standard & Poor's Rating Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if such commercial paper is not rated by either S&P or Moody's, the highest rating of another nationally recognized credit rating agency of similar standing approved in writing by each of the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders, (ii) investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, or (iii) investments in certificates of deposit, issued by a bank or trust company organized under the laws of the United States of America or any state thereof, having capital, surplus and undivided profits aggregating at least $250,000,000 and the unsecured long-term obligations of which are rated at least AA by S&P or Aa by Moody's or, if such unsecured long-term obligations are not rated by either S&P or Moody's, a comparable rating by another nationally recognized credit rating agency of similar standing approved in writing by each of the Facility A Agent, the Facility B Agent, the Majority 1994 Noteholders and the Majority 1995 Noteholders; provided that all such investments shall be denominated in United States dollars and shall mature in 180 days or less after the date of investment. The Escrow Agent may sell any Permitted Investment (without regard to maturity date) whenever necessary to make any transfer required by Section 1.

         (c) The Escrow Agent shall hold, invest and apply any income realized as a result of any investment pursuant to this Section 2 as part of the Asset Disposition Escrow Account and the Excess Harvest Escrow Account, as the case may be.

         (d) With respect to the investment of funds on deposit in the Escrow Accounts pursuant to this Section 2 and to the extent the Company is permitted to direct such investment hereunder, the Escrow Agent shall be entitled to rely upon the written instructions of those individuals whose signatures appear in the spaces provided below, or such other individuals as may hereafter be designated in writing by the Company:


Peter W. Stott



Richard D. Snyder

Roger L. Krage

      3. Terms and Conditions. To the extent not inconsistent with this Agreement, the Company agrees to be bound by the Escrow Agent's Standard
Terms and Conditions attached hereto as Exhibit D (as the same may from time to time be amended, modified or supplemented, the "Standard Terms and Conditions") and they are hereby incorporated by reference into and form a part of this Agreement with the same effect as if they were set forth in full herein.

      4. Compensation. The Escrow Agent shall be entitled to compensation from the Company for the maintenance of, and investment of funds contained in, the Escrow Accounts in accordance with Schedule 2 attached hereto. Such compensation shall be payable as provided in Schedule 2. The fees of and the costs incurred by the Escrow Agent shall not be a charge on and in no event shall be deducted from the Escrow Accounts but shall be an additional obligation of the Company which shall survive the termination of this Agreement.

      5. Reports. On the tenth Business Day of each month until the termination of this Agreement, the Escrow Agent shall submit to the Company, the Facility A Agent, and the Facility B Agent, a report covering all funds it shall have received and all payments it shall have made or caused to be made hereunder during the preceding calendar month. Each report shall also list each deposit into each Escrow Account and the investment income related thereto, all Permitted Investments and the amount of money accounted for in each Escrow Account on the date preceding the date of such report.

      6. Notices, Etc. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as set forth on the signature pages to this Agreement in the case of the parties hereto, and as set forth on Schedule I in the case of the Facility A Agent and the Facility B Agent, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. All such notices and communications shall be effective upon receipt. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      7. Termination. The Company may terminate this Agreement at any time that the balance in each Escrow Account is zero upon three Business Days prior written notice to the Escrow Agent with a copy to the Facility A Agent and the Facility B Agent.

      8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Agent and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Escrow Agent, the Facility A Agent, the Facility B Agent and the Majority 1994 Noteholders and the Majority 1995 Noteholders.

      9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

      10. Entire Agreement. This Agreement constitutes and contains the entire agreement among the parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

      11. Interpretation. Any reference to a "Section" shall refer to the relevant Section to this Agreement, unless specifically indicated to the contrary and the words "herein," "hereof" and "hereunder" and other words of similar import shall refer to this Agreement as a whole, as the same may from time to time be amended, amended and restated, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

      12. Amendments; Waivers. No amendment, modification, discharge or waiver of, or consent to any departure by the Company from, any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Escrow Agent, the Facility A Agent, and the Facility B Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

      13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

      14. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      15. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Escrow Agent, the Documentation Agent, the Facility A Agent, the Facility A Banks, the Facility B Agent, the Facility B Banks, the 1994 Noteholders, the 1995 Noteholders and each of their permitted successors and assigns, and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Agreement. Except as set forth herein, the Escrow Agent shall have no obligation to any person not a party to this Agreement.

      16. Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By:   CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP,
a Delaware limited partnership, its general partner



   By:
   Title:

Notice to be sent to:

Crown Pacific Limited Partnership
c/o Crown Pacific Management Limited
  Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, Oregon 97204
Attention: Roger L. Krage
           Facsimile: (503) 228-4875
           Telephone: (503) 274-2300



[  ],
as Escrow Agent



By:
Title:

Notice to be sent to:




Attention:
           Facsimile:
           Telephone:


   Schedule 1 to
   Escrow Agreement

ADDRESSES FOR NOTICES


Item A.  Facility A Agent Address for Notices

Bank of America National Trust and Savings Association

Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Ivo Bakovic
      Vice President
      Telephone:  415/622-1158
      Facsimile:  415/622-4894



Item B.  Facility B Agent Address for Notices

Bank of America National Trust and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Ivo Bakovic
      Vice President
      Telephone:  415/622-1158
      Facsimile:  415/622-4894

EXHIBIT E
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

   This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") dated as of __________, ____ is made between ______________________________ (the
"Assignor") and __________________________ (the "Assignee").

RECITALS

   WHEREAS, the Assignor is party to the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as amended, amended and restated, modified, supplemented or renewed, the Credit Agreement") among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, as letter of credit issuing bank and as agent for the Banks. Any terms defined in the Credit Agreement and not defined in this Agreement are used herein as defined in the Credit Agreement;

   WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making [(i)] Syndicated Loans to the Company in an aggregate amount not to exceed $_______________ (the "Commitment")
[and (ii) Swingline Loans to the Company in an aggregate amount not to exceed $___________ (the "Swingline Commitment")];

   WHEREAS, [the Assignor has made Syndicated Loans in the aggregate principal amount of $__________ [and Swingline Loans in the aggregate principal amount of $_______________] to the Company] [no Syndicated Loans are outstanding under the Credit Agreement] [no Swingline Loans are outstanding under the Credit Agreement];

   WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Letters of Credit in an aggregate principal amount of $__________ (the "L/C Obligations")] [and a participation in the Swingline Bank's liability under Swingline Loans in an aggregate principal amount of $_____________] [no Letters of Credit are outstanding under the Credit Agreement] [no Swingline Loans are outstanding under the Agreement]; and

   WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of [(i)] its Commitment, [together with a corresponding portion of each of its outstanding Syndicated Loans and L/C Obligations,] in an amount equal to $__________ (the "Assigned Amount") [and (ii) the Swingline Commitment, [together with its outstanding Swingline Loans,] in an amount equal to $_______________, in each case on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

   NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

   1. Assignment and Acceptance.
      (a) Subject to the terms and conditions of this Agreement, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement) __% (the "Assignee's Percentage Share") of (A) the Commitment
[and the Syndicated Loans and the L/C Obligations]
[the Swingline Commitment [and the Swingline Loans]] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

      [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Syndicated Loans, Swingline Loans and L/C Obligations assigned.]

      (b) With effect on and after the Effective Date (as defined in Section 5), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank [and the Swingline Bank] under the Credit Agreement, including the requirements concerning confidentiality, with a Commitment in an amount equal to the Assigned Amount [and the Swingline Commitment]. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank [and the Swingline Bank]. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount
[and the Swingline Commitment shall be entirely assumed by the Assignee,] and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that notwithstanding the assignment hereunder, the Assignor and the Assignee shall both have the rights which the Assignor had under Article IV in Section 11.5 of the Credit Agreement.

      (c) After giving effect to the assignment and assumption, on the Effective Date the Assignee's Commitment will be $__________,
[and Assignee's Swingline Commitment will be $_____________].

      (d) After giving effect to the assignment and assumption, on the Effective Date the Assignor's Commitment will be $__________,
[and Assignor's Swingline Commitment will be $0].

   2. Payments.

      (a) As consideration for the sale, assignment and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing [the principal amount of the Swingline Loans and] the Assignee's Percentage Share of the principal amount of all Syndicated Loans.

      (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in subsection 11.8(a) of the Credit Agreement.

   3. Reallocation of Payments.

   Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Syndicated Loans, [Swingline Loans] and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount [,the Swingline Commitment and Swingline Loans] shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

   4. Independent Credit Decision.

   The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

   5. Effective Date; Notices.

      (a) As between the Assignor and the Assignee, the effective date for this Agreement shall be __________, ____ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:
         (i)   this Agreement shall be executed and delivered by the
Assignor and the Assignee;
         (ii) the consent of the Company (if applicable), the Agent, the Issuing Bank and the Swingline Bank required for an effective assignment of the Assigned Amount [, the Swingline Commitment and Swingline Loans] by the Assignor to the Assignee under subsection 11.8(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;
         (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement;
         (iv)  the Assignee shall have complied with subsection 10.11(a)
of the Credit Agreement (if applicable);
         (v) the processing fee referred to in Section 2(b) hereof and in subsection 11.8(a) of the Credit Agreement shall have been paid to the Agent; and
         (vi)  the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under, and of the Assignor's Loans under and as defined in, the Facility A Credit Agreement.
      (b) Promptly following the execution of this Agreement, the Assignor shall deliver to the Company, the Agent, the Issuing Bank and the Swingline Bank for acknowledgement by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.
   [6.   Agent.  [INCLUDE ONLY IF ASSIGNOR IS AGENT]
      (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.
      (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]
   7. Withholding Tax.
   The Assignee agrees to comply with Section 10.11(a) of the Credit Agreement (if applicable).
   8.   Representations and Warranties.
      (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.
      (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.
      (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance;
(iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.
   9. Further Assurances.
   The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.
   10.   Miscellaneous.
      (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.
      (b) All payments made hereunder shall be made without any set-off or counterclaim.
      (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.
      (d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
      (e)   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.
The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
      (f)   THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY

KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY
MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED
HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS
AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND
AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR
STATEMENTS (WHETHER ORAL OR WRITTEN).
   [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]
   IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Assignor

By:__________________________________
Title:________________________________
Address:_____________________________


Assignee

By: ________________________________
Title:_______________________________
Address:____________________________



SCHEDULE 1
NOTICE OF ASSIGNMENT AND ACCEPTANCE

                       _______________, 19__

Bank of America National Trust
  and Savings Association, as Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attn:  Ivo Bakovic

Bank of America National Trust
  and Savings Association, as Issuing Bank
International Trade
Banking Division #2621
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA  90017
Attn:  Cybele Sierra

Bank of America National Trust
  and Savings Association, as Swingline Bank
Credit Products #3838

555 California St., 41st Floor
San Francisco, CA  94104
Attn:  Michael J. Balok

Crown Pacific Limited Partnership
Crown Pacific Management Limited Partnership
Bank of America Financial Center
Suite 1500
121 S.W. Morrison Street
Portland, OR 97204
Attn:  Roger L. Krage

Ladies and Gentlemen:
   We refer to the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), the Banks referred to therein, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association, as letter of credit issuing bank and as Agent. Terms defined in the Credit Agreement are used herein as therein defined.
   1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the "Assignee") of
_____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitment [and the Swingline Commitment] of the Assignor, all outstanding Syndicated Loans [and Swingline Loans] made by the Assignor and the Assignor's participation in the Letters of Credit and Swingline Loans). Before giving effect to such assignment the Assignor's (i) Commitment is $_______________, and (ii) the aggregate amount of its outstanding Syndicated Loans is $_____________, and its participation in L/C Obligations is $_____________ and in Swingline Loans is $_____________.
   2. The Assignee agrees that, upon receiving the consent of the Agent, the Issuing Bank, the Swingline Bank and, if applicable, the Company, to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.
   3. The following administrative details apply to the Assignee:
      (A)   Notice Address:
         Assignee name:_______________________________
         Address: _______________________________
               _______________________________
               _______________________________
         Attention:  _______________________________
         Telecopier: (___) __________________________
         Telex (Answerback): _________________________
      (B)   Payment Instructions:
         Account No.:   _______________________________
         At:   _______________________________
               _______________________________
               _______________________________
         Reference:  _______________________________
         Attention:  _______________________________

      (C)   Domestic and Offshore Lending Office:

         [same as notice address]
                [or]
         Address: _______________________________
               _______________________________
               _______________________________
         Attention:  _______________________________
         Telephone:  (___) __________________________
         Telecopier: (___) __________________________
         Telex (Answerback):  _________________________
   IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.
Very truly yours,



[Name of Assignor]

By ______________________________
Title:   ______________________________


[Name of Assignee]

By:   ______________________________
Title:   ______________________________


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership
By: CROWN PACIFIC MANAGEMENT LIMITED
    PARTNERSHIP, a Delaware limited
    partnership, its general partner

By:   _________________________________
Title:   _________________________________

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent

By:   _________________________________
Its:  _________________________________

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Issuing Bank

By:   _________________________________

Its:  _________________________________

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Swingline Bank

By:   _________________________________
Its:  _________________________________

EXHIBIT A

NOTICE OF BORROWING



   Date:  __________________



To:   Bank of America National Trust and Savings Association, as Agent for
the Banks parties to the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), certain Banks that are signatories thereto, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association, as Agent and Issuing Bank.

[If applicable] With a copy to Bank of America National Trust and Savings Association, as the Swingline Bank.

Ladies and Gentlemen:

The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section [2.3] [2.10(b)] of the Credit Agreement, of the Borrowing specified herein:

1.    The aggregate amount of the proposed Borrowing is $_______________.

2. The Business Day of the proposed Borrowing is __________ __, ____.

[3.   The Borrowing is to be comprised of $_______ of [Offshore Rate Loans]
[Base Rate Syndicated Loans].]or

[3.   The Borrowing is to be comprised of a Swingline Loan.]

4.  [If applicable]

The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [_________] months. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date);

(b)   no Default or Event of Default exists; and (c)    the proposed Borrowing
will not cause (i) the Effective Amount of all Syndicated Loans and Swingline Loans plus the Effective Amount of all L/C Obligations to exceed the Aggregate Commitment, or (ii) the Effective Amount of all Swingline Loans to exceed the Swingline Commitment. CROWN PACIFIC LIMITED PARTNERSHIP, a
Delaware limited partnership

By:   CROWN PACIFIC MANAGEMENT

LIMITED PARTNERSHIP, a Delaware limited
partnership, its general partner

   By: ____________________________
   Title: ___________________________

EXHIBIT F

FORM OF PROMISSORY NOTE


San Francisco, California

U.S. $_____________          May __, 1996


  FOR VALUE RECEIVED, Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company") hereby promises to pay to the order of ____________________ (the "Bank") the principal amount of
_____________________ ($___________) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank from time to time to the Company pursuant to the Agreement described below and the Bank's Pro Rata Share of the L/C Obligations under the Agreement, at the times and in the amounts specified in the Agreement. The Company promises to pay interest on such unpaid principal amount at the times and at the rates specified in the Agreement.

  This Note is one of the Notes referred to in, and is issued under, the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as in effect from time to time, the "Agreement"), among the Company, the Banks parties thereto, ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent") and as letter of credit issuing bank.

  The holder of this Note is authorized to record on the schedules annexed hereto the date, amount and maturity of each Loan made by it and its Pro Rata Share of each L/C Obligation, and the amount of each payment of principal made by the Company with respect thereto. Any such recordation shall be conclusive absent manifest error; provided, however, that the failure of the holder of this Note to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under the Agreement.

  The holder of this Note shall be entitled to the benefits provided for in the Agreement. Reference is made to the Agreement for the provisions on
(i) the obligation of the Bank to advance funds under this Note, (ii) the manner in which interest is computed and accrued, (iii) the Company's rights, if any, to prepay all or part of the Loans, (iv) the events upon which the maturity of the principal of and accrued interest on this Note may be accelerated or shall be automatically accelerated, as the case may be, (v) the manner in which Loans may be converted from one Type into another Type to the extent provided in the Agreement, (vi) attorney's fees (including allocated costs of internal legal services) and other fees and expenses incurred in any enforcement of this Note, (vii) the Company's right to cure certain events of default, and (viii) the Bank's rights to assign all or part of this Note to Assignees and/or to sell participating interests in any Loans or L/C Obligations, as more fully set forth in the Agreement. Terms defined in the Agreement shall have the same meanings herein.

  Principal and interest are payable in lawful money of the United States of America in immediately available funds to Bank of America National Trust and Savings Association, as

Agent for the Bank, at the Agent's Payment Office described in the Agreement.

  The Company hereby waives presentment, demand, protest or other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED,
HOWEVER, THAT THE AGENT AND THE BANK SHALL RETAIN ALL RIGHTS
ARISING UNDER FEDERAL LAW.

  IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorized.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By: CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
a Delaware limited partnership, its general partner



 By:  ________________________
   Title:


SCHEDULE


Date Loan  Maturity Principal Date Principal
Disbursed Amount of Loan   Date    Payment       Paid

EXHIBIT B
NOTICE OF CONVERSION/CONTINUATION

Date:  __________________

To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership (the "Company"), certain Banks which are signatories thereto, ABN AMRO Bank, N.V., as Documentation Agent, and Bank of America National Trust and Savings Association, as Agent and Issuing Bank

Ladies and Gentlemen:

The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Syndicated Loans specified herein, that:

1.  The date of the [conversion] [continuation] is ______________________,
19__.

2. The aggregate amount of the Syndicated Loans [converted] [continued] is $______________.

3. The Syndicated Loans are to be [converted into] [continued as] [Offshore Rate Loans] [Base Rate Syndicated Loans].

4. [If applicable:] The duration of the Interest Period for the Syndicated Loans included in the [conversion] [continuation] shall be [____] months. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed [conversion][continuation], before and after giving effect thereto and to the application of the proceeds therefrom:

(a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date);

(b)  no Default or Event of Default exists; and

(c) the proposed [conversion] [continuation] will not cause the Effective Amount of all Syndicated Loans and Swingline Loans plus the Effective Amount of all L/C Obligations to exceed the Aggregate Commitment.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By: CROWN PACIFIC MANAGEMENT LIMITED
PARTNERSHIP, a Delaware limited partnership,
its general partner

By:
Title:

EXHIBIT C


CROWN PACIFIC LIMITED PARTNERSHIP
            COMPLIANCE CERTIFICATE


Date:


Reference is made to the Amended and Restated Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), certain financial institutions from time to time parties to the Credit Agreement (the "Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, a national banking association, as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the __________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on behalf of the Company and its Subsidiaries and not as an individual, and that:


[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.1(a) or (c) of the Credit Agreement.]


1.(a) Attached as Schedule 1A hereto are (i) a true and correct copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended December 31, ____ and (ii) the related consolidated statements of income, partners' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized certified independent public accounting firm. Such opinion is not qualified or limited because of a restricted or limited examination by such accounting firm of any material portion of the Company's or any of its Subsidiary's records and is delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such accounting firm which you have advised us is in form and substance satisfactory to the Agent and the Required Banks;

(b)Attached as Schedule 1 B hereto are a true and correct copy of the unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended December 31, ____ and the related consolidating statement of income for such fiscal year; which financial statements were used in connection with the preparation of the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of income, partners' equity and cash flows for such fiscal year.

or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsections 6.1(b) or (d) of the Credit Agreement.]

1.(a)Attached as Schedule 1A hereto is (i) a true and correct copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended __________ __, ____ and (ii) the related consolidated statements of income, partners' equity and cash flows of the Company and its Subsidiaries for the period commencing on the first day and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the previous year (subject to ordinary, good faith year-end audit adjustments) and identifying any material change in accounting policies or financial reporting practices by the Company or its consolidated Subsidiaries.

(b)Attach as Schedule 1B hereto is a true and correct copy of the unaudited consolidating balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended __________ __, ____ and the related consolidating statement of income for such quarter, which financial statements were used in connection with the preparation of the financial statements referred to in paragraph 1(a) above of this Certificate.

2.The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

3.The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior periods.

4.The attached financial statements fairly state the financial position and results of operations of the Company and its consolidated Subsidiaries.

5.To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Loan Documents to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

6.The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

7.For the fiscal quarter that commenced ___________, the Applicable Margin should have been __% in the case of Offshore Rate Loans and __% in the case of Base Rate Loans.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________ __, ____.

CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

By:CROWN PACIFIC MANAGEMENT
LIMITED PARTNERSHIP, a Delaware limited
partnership, its general partner



By:
Title:



SCHEDULE 2
CROWN PACIFIC LIMITED PARTNERSHIP
Compliance Certificate*
Section
Requirement
Computations
Amount
Allowed/Required

Actual Amount

7.1(g)
Judgment or Judicial
attachment liens
Maximum allowed
Outstanding at month-day-year
$5,000,000

$_________

7.1(i)
Purchase money security
interests
Maximum allowed
Outstanding at month-day-year
$25,000,000

$__________

7.2(c)
Sales of assets
Maximum allowed ("Annual Sales Amount") in
(1)1996 calendar year
(2)each calendar year thereafter:
(a)Annual Sales Amount for preceding calendar year
(b)percentage increase in the CPI for preceding calendar year
(c)(a) multiplied by (b)
(d)sum of (a) plus (c) (Annual Sales Amount for such calendar year)


$10,000,000

$_________

_____%
$_________

$_________


Cumulative dispositions from Closing Date through month-day-year
Maximum allowed during term of Agreement
(1)Basic amount

(2)percentage increase in the CPI from January 1, 1996 to date of determination (month-day-year)

(3)(1) multiplied by (2)

(4)sum of (1) plus (3)

Cumulative dispositions from Closing Date through month-day-year



$51,500,000

_____%
$_________
$_________


$___________

7.2(e)
Exchanges of timberland
Maximum allowed for timberland during term of Agreement
Cumulative exchanges through month-day-year
$400,000,000

$__________
$__________



Maximum allowed during term of Agreement for timberland
received in exchange located in Canada, Mexico or New
Zealand plus Net Proceeds invested in productive assets in such countries plus net proceeds of harvesting used to purchase
timber or timberlands in such countries
$50,000,000

Actual amount of

(1)timberland received in exchange located in Canada, Mexico or New Zealand

(2)Net Proceeds invested in productive assets in such countries

(3)Net proceeds of harvesting used to purchase timber or timberlands in such countries

(4)sum of (1), (2) and (3)


$_________

$_________
$_________

$_________

7.2(f)
Dispositions of assets not
otherwise permitted
Maximum Net Proceeds of disposition allowed at any time
which are not applied to purchase assets or repay Senior Debt
Cumulative dispositions through month-day-year
$25,000,000




$__________

7.4
Planned Volume
[year-end only]
(1)Basic per annum amount:

(2)Annual Timber Increase [to be calculated for each year after 1996]

(a)timber acquired by Company and Subsidiaries during calendar year _____ (not including timber acquired with the net proceeds of an excess harvest)

(b)timber sold by Company and its Subsidiaries during such calendar year

(c) (a) minus (b) [Annual Timber Increase for such calendar year]
250 MMBF

_____ MMBF

_____ MMBF

_____ MMBF




(3)Annual Timber Increase amount to be added to current year Planned Volume (per definition thereof)
_____ MMBF




(4)Planned Volume before Asset Coverage Ratio decreases
[sum of (1) and (3)]
_____MMBF




(5)Asset Coverage Ratio decreases (20% per year), if applicable
_____MMBF




(6)Planned Volume [(4) minus (5)]
_____ MMBF



Asset Coverage Ratio

[year-end only]

(1)Wholesale value of Inventory

(a)Inventory at end of prior year

(b)Growth

(c)Annual Timber Increase

(d)Disposition of inventory

(e)Harvest

(f)(a) plus (b) plus (c) minus (d) minus (e)

(g)Retail Value of (f) [attach species and price detail]

(h)60% of (g)

(2)Indebtedness at end of year

(3)Asset Coverage Ratio

(1) (h)to (2)

2.0 to 1.0

_____ MMBF
_____ MMBF
_____ MMBF
_____ MMBF
_____ MMBF
_____ MMBF

$_________
$_________
 __ to 1.0


Harvesting Restrictions/

[year-end only]

(1)Maximum allowed for any one calendar year (150% of Planned Volume)

Volume harvested during calendar year ending month-day-year

_________MMBF


_________MMBF



(2)[1997 and thereafter] Maximum allowed for any two consecutive calendar years (140% of Planned Volume)
Volume harvested during preceding two calendar years ending month-day-year

_________MMBF


_________MMBF



(3)[1998 and thereafter] Maximum allowed for any three calendar years (130% of Planned Volume)

Volume harvested during preceding three calendar years ending month-day-year

_________MMBF


_________MMBF



(4)[1999 and thereafter] Maximum allowed for any four consecutive calendar years (120% of Planned Volume)
Volume harvested during preceding four calendar years ending month-day-year

_________MMBF


_________MMBF

7.5(f)
Loans & Investments not
otherwise permitted
Maximum allowed

(1)in 1996 calendar year

(2)in each calendar year thereafter:

(a)Annual Investment Amount for the preceding calendar year

(b)CPI for such preceding calendar year

(c)(a) multiplied by (b)


$10,000,000


$_________
_____%
$_________




Cumulative investment for current calendar year through month-day-year

Maximum allowed during term of this Agreement

(1)Basic amount

(2)Percentage increase in the CPI from January 1, 1996 to date of determination (month-day-year)

(3)(1) multiplied by (2)

(4)sum of (1) plus (3)

Cumulative investment through month-day-year

$51,500,000
_____%

$_________
$_________

$_________



$_________

7.6(h)
Other ordinary course
unsecured subordinated
Indebtedness
Maximum allowed
Outstanding at month-day-year
$10,000,000



$__________

7.11
Restricted Payments
Available Cash:

(1)cash receipts of Company from all sources during fiscal quarter ending month-day-year

$__________

$__________



(2)reduction with respect to such fiscal quarter in cash reserves
(other than SAU Reserve)


$__________



(3)amount available to be borrowed on the last day of such fiscal quarter under the Working Capital Facility

$__________



(4)sum of (1), (2) and (3)

$__________



(5)cash disbursements of Company during such fiscal  quarter


$__________



(6)cash reserves established with respect to such fiscal quarter and increase with respect to such fiscal quarter in cash reserves



$__________



(7)sum of (5) and (6)

$__________



(8)excess of (4) over (7)

$__________

7.16
Cash Flow to Interest Expense
Ratio
Cash Flow:
(1)EBITDA

(a)Consolidated net income (or net loss) without extraordinary losses or extraordinary gains

$__________



(b)Amounts treated as expenses for depreciation, depletion and interest and amortization of intangibles

$__________



(c)Accrued taxes on or measured by income

$__________



(d)sum of (a), (b) and (c)

$__________



(2)Net Proceeds from disposition of assets under subsections
7.2(a), (b), (c), (d), or (f)(ii)(c) to the extent not otherwise included in EBITDA

$__________



(3)Permitted Inclusions

$__________



(4)additional amounts that would be included in determining
EBITDA had timberland acquired by Company with proceeds of Indebtedness within such four fiscal quarter period been owned by Company

$__________

(5)sum of 1(d) plus (2) plus (3) plus (4)

$__________



Interest Expense:
(1)interest expense


$__________



(2)additional interest expense that would have accrued on Indebtedness incurred to acquire certain timberlands


$__________



(3)sum of (1) plus (2)

$__________



Ratio of Cash Flow to Interest Expense

___:___



Minimum allowed at end of any fiscal quarter ending





(1)on or before December 31, 1996
1.5 to 1.0




(2)after December 31, 1996 and on or before December 31,
1997
2.0 to 1.0

(3)thereafter
2.25 to 1.0


7.17
Total Debt to Cash Flow Ratio
Total Debt

$__________



Cash Flow (See Section 7.16 Cash Flow calculation)

$__________



Total Debt to Cash Flow Ratio

___:___



Maximum allowed at end of any fiscal quarter ending

(1)before receipt by the Company of Equity Proceeds:

(a) through September 30, 1996

(b) through June 30, 1997

(c) through December 31, 1997

(d) thereafter


5.75 : 1.0
 5.5 : 1.0
 4.5 : 1.0
 4.25: 1.0


(2)after receipt by the Company of Equity Proceeds:

(a) through December 31, 1997

(b) thereafter


4.5 : 1.0
4.0 : 1.0

7.18
Cash Coverage Ratio
Minimum allowed
1.0 : 1.0


(1)EBITDA (See Section 7.16 EBIDTA calculation)

$__________



(2)Net Proceeds from disposition of assets under subsections
7.2(a), (b), (c), (d), or (f)(ii)(c) to the extent not otherwise included in EBITDA

$__________



(3)Permitted Inclusions

$__________



(4)Any decreases to any reserves described in clauses (c)(i),
(ii) and (iii) of the definition of Cash Provided by Operating Activity

$__________



(5)Any increases to such reserves

$__________



(6)Any decreases in amount available to be borrowed under Working Capital Facility

$__________



(7)Any increases in such amount

$__________



(8)Capital expenditures (excluding capital expenditures financed with Indebtedness incurred for such purpose)

$__________



(9)Sum of (1), (2), (3) and (4) minus (5) plus (6) minus (7)
minus (8)

$__________



(10)Cash distributions to partners

$__________



(11)Interest expense

$__________



(12)Principal payments

$__________



(13)Sum of (10), (11) and (12)





(14)Ratio (9) to (13)

___ : 1.0



Minimum allowed
1.0 to 1.0

Pro Forma Consolidated Cash
Flow Ratios
Pro Forma Consolidated Cash Flow

(1)Cash Provided by Operating Activity


$__________



(a)cash receipts (excluding cash proceeds from Interim
Capital Transactions)

(b)(i)cash operating expenditures
 (ii)cash debt service payments (other than certain payments or prepayments of principal and premium)
(iii)cash capital expenditures
(iv)sum of (i), (ii) and (iii)

(c)reductions less additions to certain cash reserves and amounts held in the SAU Reserve

(d)(a) minus (b)(iv) plus (c)

$__________


$__________
$__________

$__________
$__________
$__________

$__________



(2)Cash debt service payments to extent subtracted in determining Cash Provided by Operating Activity

$__________



(3)Cash capital expenditures, except those relating to Operating Capacity Acquisitions, Capital Additions and
Improvements and Interim Capital Transactions, to extent subtracted in determining Cash Provided by Operating Activity

$__________



(4)Reductions minus additions to certain cash reserves

$__________



(5)Additions minus reductions to SAU Reserve and certain other cash reserves

$__________



(6)In connection with any timberland to be acquired with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to good faith estimate of such additional amounts that would be included in clauses (1), (2), (3) and (4) above had such timberlands been owned by Company

$__________



(7)Sum of (1), (2), (3), (4) and (5) plus and minus, as applicable, (6)

$__________



Pro Forma Interest Expense

(1)Interest expense payable during four fiscal quarter period on all Indebtedness of Company and Subsidiaries


$__________



(2)Interest expense that would have been payable during such four fiscal quarter period in respect of any Indebtedness proposed to be incurred on such date of determination, and Indebtedness incurred after the end of such four fiscal quarter period and before such date of determination

$__________



(3)Sum of (1) and (2)

$__________



Pro Forma Maximum Debt Service

(1)Highest amount payable by Company and Subsidiaries during any consecutive four fiscal quarters, in respect of scheduled principal and interest with respect to all Indebtedness of Company and Subsidiaries


$__________



(2)Interest expense accrued on Facility B Loans during the most recent four fiscal quarters

$__________



(3)Sum of (1) and (2)

$__________

7.3

Pro Forma Consolidated Cash Flow to Pro Forma Interest
Expense

___:___

6.4, 7.3

Pro Forma Consolidated Cash Flow to Pro Forma Maximum
Debt Service

___:___



* [The calculations set forth in this form of Compliance Certificate are by necessity less detailed than those contained in the Credit Agreement. In the event of any conflict between this Compliance Certificate and the Credit
Agreement, the Credit Agreement shall in all cases prevail.]

                         EXHIBIT C

        CROWN PACIFIC LIMITED PARTNERSHIP COMPLIANCE CERTIFICATE

Date:

Reference is made to the Amended and Restated Facility B Credit Agreement dated as of May 13, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Crown Pacific Limited Partnership, a Delaware limited partnership (the "Company"), certain financial institutions from time to time parties to the Credit Agreement (the
"Banks"), ABN AMRO Bank, N.V., as documentation agent for the Banks, and Bank of America National Trust and Savings Association, a national banking association, as agent for the Banks (in such capacity, the "Agent").
Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the ________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on behalf of the Company and its Subsidiaries and not as an individual, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.1(a) or (c) of the Credit Agreement.]


1.(a) Attached as Schedule 1A hereto are (i) a true and correct copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended December 31, ____ and (ii) the related consolidated statements of income, partners' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, identifying any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized certified independent public accounting firm. Such opinion is not qualified or limited because of a restricted or limited examination by such accounting firm of any material portion of the Company's or any of its Subsidiary's records and is delivered to the Agent pursuant to a reliance agreement between the Agent and Banks and such accounting firm which you have advised us is in form and substance satisfactory to the Agent and the Required Banks;

(b)Attached as Schedule 1 B hereto are a true and correct copy of the unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended December 31, ____ and the related consolidating statement of income for such fiscal year; which financial statements were used in connection with the preparation of the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of income, partners' equity and cash flows for such fiscal year.

or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsections 7.1(b) or (d) of the Credit Agreement.]


1.(a)Attached as Schedule 1A hereto is (i) a true and correct copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended __________ __, ____ and (ii) the related consolidated statements of income, partners' equity and cash flows of the Company and its Subsidiaries for the period commencing on the first day and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the previous year (subject to ordinary, good faith year-end audit adjustments) and identifying any material change in accounting policies or financial reporting practices by the Company or its consolidated Subsidiaries.

(b)Attach as Schedule 1B hereto is a true and correct copy of the unaudited consolidating balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended __________ __, ____ and the related consolidating statement of income for such quarter, which financial statements were used in connection with the preparation of the financial statements referred to in paragraph 1(a) above of this Certificate.

2.The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

3.The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior periods.

4.The attached financial statements fairly state the financial position and results of operations of the Company and its consolidated Subsidiaries.

5.To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Loan Documents to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

6.The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

7.For the fiscal quarter that commenced ___________, the Applicable Margin should have been (i) __% in the case of Offshore Rate Loans and __% in the case of Base Rate Syndicated Loans and Swingline Loans, and (ii) the Letter of Credit Rate should have been __% per annum.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________ __, ____.

CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership

By:CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, a Delaware limited partnership, its general partner

By: Title:

SCHEDULE 2
CROWN PACIFIC LIMITED PARTNERSHIP
Compliance Certificate*
Section
Requirement
Computations
Amount

Allowed/Required Actual Amount


2.7(a)(v)

Clean-Up Period

Identify the period of 30 consecutive days during the immediately preceding 12 calendar months ending month-day-year during which the Effective Amount of Syndicated Loans and Swingline Loans was $0

from ______ to ________

8.1(g)

Judgment or Judicial attachment liens Maximum allowed Outstanding at month-day-year $5,000,000

$_________

8.1(i)

Purchase money security interests Maximum allowed Outstanding at month-day-year $25,000,000

$__________

8.2(c)

Sales of assets Maximum allowed ("Annual Sales Amount") in

(1)1996 calendar year

(2)each calendar year thereafter:

(a)Annual Sales Amount for preceding calendar year

(b)percentage increase in the CPI for preceding calendar year

(c)(a) multiplied by (b)

(d)sum of (a) plus (c) (Annual Sales Amount for such calendar year)

$10,000,000

$_________

_____%

$_________

$_________


Cumulative dispositions from Closing Date through month-day-year

Maximum allowed during term of Agreement

(1)Basic amount

(2)percentage increase in the CPI from January 1, 1996 to date of determination (month-day-year)

(3)(1) multiplied by (2)

(4)sum of (1) plus (3)

Cumulative dispositions from Closing Date  through  month-day-year

$51,500,000

_____%

$_________

$_________

$___________

8.2(e)

Exchanges of timberland Maximum allowed for timberland during term of Agreement Cumulative exchanges through month-day-year

$400,000,000

$__________ $__________


Maximum allowed during term of Agreement for timberland received in exchange located in Canada, Mexico or New Zealand plus Net Proceeds invested in productive assets in such countries plus net proceeds of harvesting used to purchase timber or timberlands in such countries

$50,000,000

Actual amount of

(1)timberland received in exchange located in Canada, Mexico or New Zealand

(2)Net Proceeds invested in productive assets in such countries

(3)Net proceeds of harvesting used to purchase timber or timberlands in such countries

(4)sum of (1), (2) and (3)

$_________

$_________

$_________

$_________

8.2(f)

Dispositions of assets not otherwise permitted

Maximum Net Proceeds of disposition allowed at any time which are not applied to purchase assets or repay Senior Debt

Cumulative dispositions through month-day-year

$25,000,000

$__________

8.4

Planned Volume [year-end only]

(1)Basic per annum amount:

(2)Annual Timber Increase [to be calculated for each year after 1996]

(a)timber acquired by Company and Subsidiaries during calendar year _____ (not including timber acquired with the net proceeds of an excess harvest)

(b)timber sold by Company and its Subsidiaries during such calendar year

(c) (a) minus (b) [Annual Timber Increase for such calendar year]

250 MMBF

_____ MMBF

_____ MMBF

_____ MMBF


(3)Annual Timber Increase amount to be added to current year Planned Volume (per definition thereof)

_____ MMBF

(4)Planned Volume before Asset Coverage Ratio decreases [sum of (1) and (3)]

_____MMBF

(5)Asset Coverage Ratio decreases (20% per year), if applicable

_____MMBF

(6)Planned Volume [(4) minus (5)]

_____ MMBF

Asset Coverage Ratio [year-end only]

(1)Wholesale value of Inventory

(a)Inventory at end of prior year

(b)Growth

(c)Annual Timber Increase

(d)Disposition of inventory

(e)Harvest

(f)(a) plus (b) plus (c) minus (d) minus (e)

(g)Retail Value of (f) [attach species and price detail]

(h)60% of (g)

(2)Indebtedness at end of year

(3)Asset Coverage Ratio

(1)(h) to (2)


2.0 to 1.0

_____ MMBF

_____ MMBF

_____ MMBF

_____ MMBF

_____ MMBF

_____ MMBF

$_________

$_________

 __ to 1.0

Harvesting Restrictions/ [year-end only]

(1)Maximum allowed for any one calendar year (150% of Planned Volume)

Volume harvested during calendar year ending month-day-year

_________MMBF

_________MMBF

(2)[1997 and thereafter] Maximum allowed for any two consecutive calendar years (140% of Planned Volume)

Volume harvested during preceding two calendar years ending month-day-year

_________MMBF

_________MMBF

(3)[1998 and thereafter] Maximum allowed for any three calendar years (130% of Planned Volume)

Volume harvested during preceding three calendar years ending month-day-year

_________MMBF

_________MMBF


(4)[1999 and thereafter] Maximum allowed for any four consecutive calendar years (120% of Planned Volume)

Volume harvested during preceding four calendar years ending month-day-year

_________MMBF

_________MMBF

8.5(f)

Loans & Investments not otherwise permitted

Maximum allowed

(1)in 1996 calendar year

(2)in each calendar year thereafter:

(a)Annual Investment Amount for the preceding calendar year

(b)CPI for such preceding calendar year

(c)(a) multiplied by (b)

$10,000,000

$_________

_____%

$_________

Cumulative investment for current calendar year through month-day-year

Maximum allowed during term of this Agreement

(1)Basic amount

(2)Percentage increase in the CPI from January 1, 1996 to date of determination (month-day-year)

(3)(1) multiplied by (2)

(4)sum of (1) plus (3)

Cumulative investment through month-day-year

$51,500,000

_____%

$_________

$_________

$_________

$_________

8.6(g)

Other ordinary course unsecured subordinated

Indebtedness

Maximum allowed

Outstanding at month-day-year

$10,000,000

$__________


8.11

Restricted Payments Available Cash:

(1)cash receipts of Company from all sources during fiscal quarter ending month-day-year

$__________

$__________

(2)reduction with respect to such fiscal quarter in cash reserves (other than SAU Reserve)

$__________

(3)amount available to be borrowed on the last day of such fiscal quarter under the Working Capital Facility

$__________

(4)sum of (1), (2) and (3)

$__________

(5)cash disbursements of Company during such fiscal  quarter

$__________

(6)cash reserves established with respect to such fiscal quarter and increase with respect to such fiscal quarter in cash reserves

$__________

(7)sum of (5) and (6)

$__________

(8)excess of (4) over (7)

$__________

8.16

Cash Flow to Interest Expense Ratio

Cash Flow:

(1)EBITDA

(a)Consolidated net income (or net loss) without extraordinary losses or extraordinary gains

$__________

(b)Amounts treated as expenses for depreciation, depletion and interest and amortization of intangibles

$__________

(c)Accrued taxes on or measured by income

$__________

(d)sum of (a), (b) and (c)

$__________

(2)Net Proceeds from disposition of assets under subsections 8.2(a), (b),
(c), (d), or (f)(ii)(c) to the extent not otherwise included in EBITDA

$__________

(3)Permitted Inclusions

$__________

(4)additional amounts that would be included in determining EBITDA had timberland acquired by Company with proceeds of Indebtedness within such four fiscal quarter period been owned by Company

$__________

(5)sum of 1(d) plus (2) plus (3) plus (4)

$__________

Interest Expense:

(1)interest expense

$__________

(2)additional interest expense that would have accrued on Indebtedness incurred to acquire certain timberlands

$__________

(3)sum of (1) plus (2)

$__________

Ratio of Cash Flow to Interest Expense

___:___

Minimum allowed at end of any fiscal quarter ending

(1)on or before December 31, 1996 1.5 to 1.0

(2)after December 31, 1996 and on or before December 31, 1997

2.0 to 1.0

(3)thereafter

2.25 to 1.0

8.17

Total Debt to Cash Flow Ratio

Total Debt

$__________

Cash Flow (See Section 8.16 Cash Flow calculation)

$__________

Total Debt to Cash Flow Ratio

___:___

Maximum allowed at end of any fiscal quarter ending

(1)before receipt by the Company of Equity Proceeds:

(a) through September 30, 1996

(b) through June 30, 1997

(c) through December 31, 1997

(d) thereafter

5.75 : 1.0

5.5 : 1.0

4.5 : 1.0

4.25:  1.0

(2)after receipt by the Company of Equity Proceeds:

(a) through December 31, 1997

(b) thereafter

4.5 : 1.0 4.0 : 1.0

8.18

Cash Coverage Ratio Minimum allowed

1.0 : 1.0

(1)EBITDA (See Section 7.16 EBIDTA calculation)

$__________

(2)Net Proceeds from disposition of assets under subsections 8.2(a), (b),
(c), (d), or (f)(ii)(c) to the extent not otherwise included in EBITDA

$__________

(3)Permitted Inclusions

$__________

(4)Any decreases to any reserves described in clauses (c)(i), (ii) and (iii) of the definition of Cash Provided by Operating Activity

$__________

(5)Any increases to such reserves

$__________

(6)Any decreases in amount available to be borrowed under Working Capital
Facility

$__________

(7)Any increases in such amount

$__________

(8)Capital expenditures (excluding capital expenditures financed with Indebtedness incurred for such purpose)

$__________

(9)Sum of (1), (2), (3) and (4) minus (5) plus (6) minus (7) minus (8)

$__________

(10)Cash distributions to partners

$__________

(11)Interest expense

$__________

(12)Principal payments

$__________

(13)Sum of (10), (11) and (12)

(14)Ratio (9) to (13)

___ : 1.0

Minimum allowed

1.0 to 1.0

Pro Forma Consolidated Cash Flow Ratios

Pro Forma Consolidated Cash Flow

(1)Cash Provided by Operating Activity

$__________

(a)cash receipts (excluding cash proceeds from Interim Capital Transactions)

(b)(i)cash operating expenditures (ii)cash debt service payments (other than certain payments or prepayments of principal and premium) (iii)cash capital expenditures (iv)sum of (i), (ii) and (iii)

(c)reductions less additions to certain cash reserves and amounts held in the SAU Reserve

(d)(a) minus (b)(iv) plus (c)

$__________

$__________

$__________

$__________

$__________

$__________

$__________

(2)Cash debt service payments to extent subtracted in determining Cash Provided by Operating Activity

$__________

(3)Cash capital expenditures, except those relating to Operating Capacity Acquisitions, Capital Additions and Improvements and Interim Capital Transactions, to extent subtracted in determining Cash Provided by Operating Activity

$__________

(4)Reductions minus additions to certain cash reserves

$__________

(5)Additions minus reductions to SAU Reserve and certain other cash reserves

$__________

(6)In connection with any timberland to be acquired with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to good faith estimate of such additional amounts that would be included in clauses (1), (2), (3) and (4) above had such timberlands been owned by Company

$__________

(7)Sum of (1), (2), (3), (4) and (5) plus and minus, as applicable, (6)

$__________

Pro Forma Interest Expense

(1)Interest expense payable during four fiscal quarter period on all Indebtedness of Company and Subsidiaries

$__________

(2)Interest expense that would have been payable during such four fiscal quarter period in respect of any Indebtedness proposed to be incurred on such date of determination, and Indebtedness incurred after the end of such four fiscal quarter period and before such date of determination

$__________

(3)Sum of (1) and (2)

$__________

Pro Forma Maximum Debt Service

(1)Highest amount payable by Company and Subsidiaries during any consecutive four fiscal quarters, in respect of scheduled principal and interest with respect to all Indebtedness of Company and Subsidiaries

$__________

(2)Interest expense accrued on Facility B Loans during the most recent four fiscal quarters

$__________

(3)Sum of (1) and (2)

$__________

8.3

Pro Forma Consolidated Cash Flow to Pro Forma Interest Expense

___:___

7.4, 8.3

Pro Forma Consolidated Cash Flow to Pro Forma Maximum Debt Service

___:___


*[The calculations set forth in this form of Compliance Certificate are by necessity less detailed than those contained in the Credit Agreement. In the event of any conflict between this Compliance Certificate and the Credit Agreement, the Credit Agreement shall in all cases prevail.]